UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

___________________

Schedule 14A

___________________

Proxy Statement Pursuant to Section 14(a) of the
Securities Exchange Act of 1934

Filed by the Registrant	☒
Filed by a Party other than the Registrant	☐

Check the appropriate box:

☐	Preliminary Proxy Statement
☐	Confidential, For Use of the Commission Only (as permitted by Rule 14a-6(e)(2))
☒	Definitive Proxy Statement
☐	Definitive Additional Materials
☐	Soliciting Material Pursuant to §240.14a-12

AMAZE HOLDINGS, INC.
(Name of Registrant as Specified In Its Charter)

______________________________________________________________

(Name of Person(s) Filing Proxy Statement, if other than the Registrant)

Payment of Filing Fee (Check the appropriate box):

☒	No fee required.
☐	Fee paid previously with preliminary materials.
☐	Fee computed on table in exhibit required by Item 25(b) per Exchange Act Rules 14a-6(i)(1) and 0-11.

May 7, 2025

Dear Stockholders:

You are cordially invited to join us for our 2025 annual meeting of stockholders, which will be held virtually on Thursday, June 12, 2025, at 1:00 p.m., Eastern Time. The virtual meeting can be accessed by visiting meetnow.global/MDLZW4V.

The notice of the 2025 annual meeting of stockholders and the proxy statement that follow describe the business to be conducted at the meeting. Whether or not you plan to attend the virtual meeting, your vote is important and we encourage you to submit your proxy to vote your shares promptly. You may vote your shares by proxy by using a toll-free telephone number, the internet, or mail, free of charge. Instructions regarding these three methods of voting are contained in the proxy materials.

We look forward to having you attend the virtual meeting.

Sincerely,

Michael Pruitt

Interim Chief Executive Officer

AMAZE HOLDINGS, INC.
2901 West Coast Highway, Suite 200
Newport Beach, CA 92663

NOTICE OF ANNUAL MEETING OF STOCKHOLDERS
TO BE HELD ON June 12, 2025

TO THE STOCKHOLDERS OF AMAZE HOLDINGS, INC.:

NOTICE IS HEREBY GIVEN that the 2025 annual meeting of stockholders of Amaze Holdings, Inc. will be held exclusively online via audio-only webcast at meetnow.global/MDLZW4V, on June 12, 2025, at 1:00 p.m., Eastern Time, or at any adjournment or postponement thereof. The annual meeting is being held for the following purposes:

1. To elect the 7 director nominees named in the accompanying proxy statement to hold office until the 2026 annual meeting of stockholders and until their successors are duly elected and qualified (the “Election of Directors Proposal”);

2. To ratify the appointment of Wipfli LLP as the independent registered public accounting firm of the Company for fiscal year 2025 (the “Ratification of Independent Registered Public Accounting Firm Proposal”);

3. To approve the issuance of shares of our common stock upon conversion of the Series D Convertible Preferred Stock and the exercise of warrants, which will exceed the “Exchange Share Cap” and “Individual Holder Share Cap” limitations provided for in the Certificate of Designation of Series D Convertible Preferred Stock, and result in a change of control of the Company, pursuant NYSE American Company Guide Section 712(b) and Section 713(b) (the “Series D Preferred Stock Conversion Proposal”);

4. To approve an amendment to the Company’s Articles of Incorporation to effect, at the discretion of the Board on or prior to the one-year anniversary of the date on which the reverse stock split is approved by the stockholders at the annual meeting, a reverse stock split of the outstanding shares of our common stock, at a ratio in the range of 1-for-10 to 1-for-50, with such ratio and implementation and timing of the reverse stock split to be determined in the discretion of the board of directors (the “Reverse Stock Split Proposal”);

5. To approve, for purposes of complying with Section 713(a) and Section 713(b) of the NYSE American Company Guide, the issuance of shares of our common stock upon conversion or exchange of the Series A Convertible Preferred Stock in excess of the “Exchange Share Cap” and “Individual Holder Share Cap” limitations provided for in the Certificate of Designation of Series A Convertible Preferred Stock (the “Series A Preferred Stock Conversion Proposal”);

6. To approve, for purposes of complying with Section 713(a) and Section 713(b) of the NYSE American Company Guide, the issuance of shares of our common stock upon conversion or exchange of the Series B Convertible Preferred Stock in excess of the “Exchange Share Cap” and “Individual Holder Share Cap” limitations provided for in the Certificate of Designation of Series B Convertible Preferred Stock (the “Series B Preferred Stock Conversion Proposal”);

7. To approve, for purposes of complying with Section 713(a) and Section 713(b) of the NYSE American Company Guide, the issuance of shares of our common stock upon conversion or exchange of the Series C Convertible Preferred Stock in excess of the “Exchange Share Cap” and “Individual Holder Share Cap” limitations provided for in the Certificate of Designation of Series C Convertible Preferred Stock (the “Series C Preferred Stock Conversion Proposal”);

8. To approve an amendment to the Company’s Articles of Incorporation to increase the number of our authorized shares of common stock from 100,000,000 to 250,000,000 and to make a corresponding change to the total number of authorized shares of capital stock (the “Authorized Common Stock Increase Proposal”);

9. To approve an amendment and restatement of the Fresh Vine Wine, Inc. 2021 Equity Incentive Plan to increase the total number of shares of common stock available for issuance under that plan to 20,800,000 shares (prior to giving effect to the reverse stock split) (the “Equity Plan Amendment Proposal”);

10. To approve, for purposes of complying with Section 713(a) of the NYSE American Company Guide, the issuance of 20% or more of our issued and outstanding common stock pursuant to the Securities Purchase Agreement dated as of May 6, 2025 between the Company and C/M Capital Master Fund, LP (the “ELOC Issuance Proposal”);

11.To approve a proposal to adjourn the annual meeting, if necessary, to solicit additional proxies if there are not sufficient votes in favor of any one or more of the foregoing proposals (the “Adjournment Proposal”); and

12. To transact any other business as may properly come before the annual meeting or any adjournments thereof.

These items of business are more fully described in the proxy statement accompanying this Notice.

The record date for the annual meeting is April 14, 2025. Only stockholders of record at the close of business on that date may vote at the annual meeting or any adjournment or postponement thereof.

By Order of the Board of Directors

Michael Pruitt

Interim Chief Executive Officer

May 7, 2025

Your vote is important. Whether or not you attend the annual meeting, it is important that your shares be represented. You may vote your proxy through the Internet, by phone or by mail by completing and returning the proxy card mailed to you. Voting instructions are printed on your proxy card and included in the proxy statement.

Important Notice Regarding the Availability of Proxy Materials for the annual meeting of stockholders to be Held Virtually at 1:00 p.m., Eastern time on June 12, 2025.

The proxy statement and annual report to security holders are available at www.envisionreports.com/AMZE.

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AMAZE HOLDINGS, INC.
2901 West Coast Highway, Suite 200
Newport Beach, California 92663

PROXY STATEMENT
FOR THE ANNUAL MEETING OF STOCKHOLDERS

To Be Held on June 12, 2025

GENERAL INFORMATION ABOUT THE ANNUAL MEETING AND VOTING

These proxy materials are being furnished in connection with the solicitation of proxies by the board of directors (the “Board of Directors” or the “Board”) of Amaze Holdings, Inc. (formerly Fresh Vine Wine, Inc.) for use in connection with the annual meeting of stockholders (the “annual meeting”) to be held exclusively online via audio-only webcast at meetnow.global/MDLZW4V on Thursday, June 12, 2025, at 1:00 p.m., prevailing Eastern time, and at any adjournments or postponements of the annual meeting.

Except where the context otherwise requires, references to “Amaze,” “the Company,” “we,” “us,” “our” and similar terms refer to Amaze Holdings, Inc. In addition, unless the context otherwise requires, references to “stockholders” are to the holders of our common stock, par value $0.001 per share (“Common Stock”), our Series A Convertible Preferred Stock, par value $0.001 per share (“Series A Preferred Stock”), our Series B Convertible Preferred Stock, par value $0.001 per share ( “Series B Preferred Stock”), our Series C Convertible Preferred Stock, par value $0.001 per share (“Series C Preferred Stock”) and our Series D Convertible Preferred Stock, par value $0.001 per share (“Series D Preferred Stock”). The Series A Preferred Stock, Series B Preferred Stock, Series C Preferred Stock, and Series D Preferred Stock are collectively referred to herein as the “Preferred Stock.”

This proxy statement summarizes information about the proposals to be considered at the annual meeting and other information you may find useful in determining how to vote. The proxy card is a means by which you actually authorize the proxies to vote your shares in accordance with your instructions.

Why am I receiving these proxy materials?

We are providing you with these proxy materials because the Board of Directors of Amaze Holdings, Inc. (sometimes referred to as “we,” “us,” “our” or the “Company”) is soliciting your proxy to vote at the 2025 annual meeting of stockholders, including at any adjournments or postponements thereof.

We intend to mail this proxy statement and accompanying proxy card on or about May [•], 2025, to all stockholders of record entitled to vote at the annual meeting.

How do I attend the annual meeting?

We are holding a virtual annual meeting. Any stockholder can attend the virtual annual meeting live by accessing meetnow.global/MDLZW4V. The annual meeting will start at 1:00 p.m., Eastern time, on Thursday, June 12, 2025.

To access the annual meeting, you will need the control number, which is included on your proxy card if you are a stockholder of record, or included with your voting instruction card and voting instructions received from your broker, bank or other agent if you hold your shares in a “street name.” We recommend that you log in a few minutes before 1:00 p.m., Eastern Time to ensure you are logged in when the annual meeting starts. The webcast will open 15 minutes before the start of the annual meeting.

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You may submit questions prior to the annual meeting by visiting meetnow.global/MDLZW4V and entering a valid control number, and then following the instructions to submit a question.

We ask that you limit your questions to those that are relevant to the annual meeting. Questions may not be addressed if they are, among other things, profane, irrelevant to our business, related to pending or threatened litigation, disorderly, repetitious of statements already made, or in furtherance of the speaker’s own personal, political or business interests.

What if I have trouble accessing the annual meeting?

If you have technical difficulties logging into the annual meeting or while in attendance, you can use the technical resources available on the log-in page at meetnow.global/MDLZW4V, which will be available beginning at 8:30 a.m. Eastern Time on June 12, 2025 or contact 1-888-724-2416 for further assistance.

Who can vote at the annual meeting?

The Board of Directors has fixed April 14, 2025 as the record date for the determination of stockholders entitled to notice of, and to vote at, the annual meeting and any adjournment or postponement thereof. Only stockholders of record, including holders of our Common Stock and Preferred Stock, at the close of business on the record date are entitled to notice of, and to vote at, the annual meeting. At the close of business on the record date, 16,713,398 shares of Common Stock, 9,350 shares of Series A Preferred Stock, 50,000 shares of Series B Preferred Stock, 7,700 shares of Series C Preferred Stock, and 750,000 shares of Series D Preferred Stock were issued and outstanding.

Each share of our Common Stock entitles the holder thereof to one vote on each matter submitted for stockholder approval.

The holders of our Preferred Stock are entitled to vote as a single class with the holders of our Common Stock on all matters submitted to a vote of stockholders; subject to certain voting limitations as described below. The shares of Preferred Stock vote on an as-converted to common stock basis, subject to the conversion restrictions described below. As of the record date, our Common Stock and each series of our Preferred Stock (on an as-converted basis) have the following total number of votes:

Class of Stock	Outstanding Shares	Total Number of Votes
Common Stock	16,713,398	16,713,398 votes
Series A Preferred Stock	9,350	2,536,152 votes
Series B Preferred Stock	50,000	3,179,269 votes
Series C Preferred Stock	7,700	1,453,840 votes
Series D Preferred Stock	750,000	3,325,966 votes

What are the voting restrictions and limitations of Series A Preferred Stock?

Each share of Series A Preferred Stock will have such number of votes as is determined in accordance with the Certificate of Designation related thereto. For purposes of determining voting rights, each share of Series A Preferred Stock is convertible into the number of shares of common stock (“Series A Conversion Shares”) calculated by dividing the stated value of $100.00 (plus the amount of accrued dividends on such shares of Series A Preferred Stock) by an assumed conversion price equal to the most recent closing sale price of our common stock as of the execution and delivery of the securities purchase agreement, taking into account (if applicable) the conversion limitations resulting from the Exchange Share Cap and the Individual Holder Share Cap described below.

Under the Exchange Share Cap, the total number of shares of our Common Stock issuable upon conversion of the outstanding shares of Series A Preferred Stock (when added to any shares of Common Stock previously issued in respect of accrued dividends on our Series A Preferred Stock) may not exceed 3,179,269 shares, which represents 19.9% of our issued and outstanding Common Stock immediately prior to the date on which shares Series A Preferred Stock were first issued. Under the Individual Holder Share Cap, no holder of Series A Preferred Stock may acquire Series A Conversion Shares if the issuance thereof would result in the converting holder beneficially owning in excess of 19.9% of the number of shares of our common stock outstanding immediately after giving effect to the issuance.

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As of the record date (and taking into account the amount of accrued dividends on the Series A Preferred Stock and the conversion restrictions discussed above), holders of Series A Preferred Stock are entitled to cast a total of 2,536,152 votes on each matter to be voted upon at the annual meeting; however, the Series A Preferred Stock is not entitled to vote on the Series A Preferred Stock Conversion Proposal.

What are the voting restrictions and limitations of Series B Preferred Stock?

Each share of Series B Preferred Stock will have such number of votes as is determined in accordance with the Certificate of Designation related thereto. For purposes of determining voting rights, each share of our Series B Preferred Stock is convertible into the number of shares of common stock (“Series B Conversion Shares”) calculated by dividing the stated value of $100.00 by an assumed conversion price equal to the most recent closing sale price of our Common Stock as of the execution and delivery of the securities purchase agreement pursuant to which such share of Series B Preferred Stock was issued by us, taking into account (if applicable) the conversion limitations resulting from the Exchange Share Cap and the Individual Holder Share Cap described below.

Under the Exchange Share Cap, the total number of shares of our Common Stock issuable upon conversion of outstanding shares of Series B Preferred Stock may not exceed 3,179,269 shares, which represents 19.9% of our issued and outstanding Common Stock immediately prior to the date on which shares of Series B Preferred Stock were first issued. Under the Individual Holder Share Cap, no holder of Series B Preferred Stock may acquire Series B Conversion Shares if the issuance thereof would result in the converting holder beneficially owning in excess of 19.9% of the number of shares of our Common Stock outstanding immediately after giving effect to the issuance.

As of the record date, holders of Series B Preferred Stock are entitled to cast a total of 3,179,269 votes at the annual meeting, however, the Series B Preferred Stock is not entitled to vote on the Series B Preferred Stock Conversion Proposal.

What are the voting restrictions and limitations of Series C Preferred Stock?

Each share of Series C Preferred Stock will have such number of votes as is determined in accordance with the Certificate of Designation related thereto. For purposes of determining voting rights, each share of our Series C Preferred Stock is convertible into the number of shares of common stock (“Series C Conversion Shares”) calculated by dividing the stated value of $100.00 by an assumed conversion price equal to the most recent closing sale price of our common stock as of the date of execution and delivery of the securities purchase agreement pursuant to which such share of Series C Preferred Stock was issued by us, taking into account (if applicable) the conversion limitations resulting from the Exchange Share Cap and the Individual Holder Share Cap described below.

Under the Exchange Share Cap, the total number of shares of common stock issuable upon conversion of outstanding shares of Series C Preferred Stock may not exceed 3,325,966 shares, which represents 19.9% of our issued and outstanding common stock immediately prior to the date on which shares of Series C Preferred Stock were first issued. Under the Individual Holder Share Cap, no holder of Series C Preferred Stock may acquire Series C Conversion Shares if the issuance thereof would result in the converting holder beneficially owning in excess of 19.9% of the number of shares of our common stock outstanding immediately after giving effect to the issuance.

As of the record date, 7,700 shares of Series C Preferred Stock are issued and outstanding and holders of Series C Preferred Stock are entitled to cast a total of 1,143,840 votes at the annual meeting; however, the Series C Preferred Stock is not entitled to vote on the Series C Preferred Stock Conversion Proposal.

What are the voting restrictions and limitations of Series D Preferred Stock?

Each share of Series D Preferred Stock will have such number of votes as is determined in accordance with the Certificate of Designation related thereto. For purposes of determining voting rights, each share of our Series D Preferred Stock is convertible into the number of shares of common stock (“Series D Conversion Shares”) calculated by dividing the “Stated Value” of $100.00 by an assumed conversion price equal to the most recent closing sale price of our common stock as of the date of entering into the Merger Agreement pursuant to which such share of Series D Convertible Preferred Stock was issued by us, taking into account (if applicable) the conversion limitations resulting from the Exchange Share Cap and the Individual Holder Share Cap described below.

Under the Exchange Share Cap, the total number of shares of common stock issuable upon conversion of outstanding shares of Series D Preferred Stock may not exceed 3,325,966 shares, which represents 19.9% of our issued and outstanding common stock immediately prior to the date on which shares of Series D Preferred Stock were first issued. Under the Individual Holder Share Cap, no holder of Series D Preferred Stock may acquire Series D Conversion Shares if the issuance thereof would result in the converting holder beneficially owning in excess of 19.9% of the number of shares of our common stock outstanding immediately after giving effect to the issuance.

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As of the record date (and taking into account the conversion restrictions discussed above), holders of Series D Preferred Stock are entitled to cast a total of 3,325,966 votes on each matter to be voted upon at the annual meeting; however, the Series D Preferred Stock is not entitled to vote on the Series D Preferred Stock Conversion Proposal.

What is the difference between holding shares as a stockholder of record and as a beneficial owner?

If your shares were registered directly in your name with our transfer agent, Computershare (or registered directly in your name on the books and records of the Company with respect to the Series A Preferred Stock, Series B Preferred Stock, Series C Preferred Stock or Series D Preferred Stock), then you are a stockholder of record. As a stockholder of record, you may vote at the annual meeting or vote by proxy prior to the annual meeting. Whether or not you plan to attend the annual meeting, we urge you to vote by proxy through the Internet, by phone or using a proxy card to ensure your vote is counted.

If your shares were not registered in your name, but instead are held in an account at a brokerage firm, bank, dealer or similar organization, then you are the beneficial owner of shares held in “street name” and proxy materials are being forwarded to you by that organization. The organization holding your account is considered to be the stockholder of record for purposes of voting at the annual meeting. As a beneficial owner, you have the right to direct your broker, bank or other agent regarding how to vote the shares in your account. You must follow the instructions provided by your broker, bank, or other similar organization for your bank, broker or other stockholder of record to vote your shares per your instructions. Since you are not the stockholder of record, however, you may not vote your shares at the annual meeting unless you request and obtain a valid proxy from your broker, bank or other agent.

What am I voting on?

There are eleven matters scheduled for a vote:

1.	To elect the 7 nominees for director named in this proxy statement to hold office until the 2026 annual meeting of stockholders and until their successors are duly elected and qualified (the “Election of Directors Proposal”);
2.	To ratify the appointment of Wipfli LLP as the independent registered public accounting firm of the Company for fiscal 2025 (the “Ratification of Ratification of Independent Registered Public Accounting Firm Proposal”);
3.	To approve the issuance of shares of our Common Stock upon conversion of the Series D Convertible Preferred Stock and the exercise of warrants, which will exceed the “Exchange Share Cap” and “Individual Holder Share Cap” limitations provided for in the Certificate of Designation of Series D Convertible Preferred Stock, and result in a change of control of the Company, pursuant NYSE American Company Guide Section 712(b) and Section 713(b) (the “Series D Preferred Stock Conversion Proposal”);
4.	To approve an amendment to the Company’s Articles of Incorporation to effect, at the discretion of the Board on or prior to the one-year anniversary of the date on which the reverse stock split is approved by the stockholders at the annual meeting, a reverse stock split of the outstanding shares of our common stock, at a ratio in the range of 1-for-10 to 1-for-50, with such ratio and implementation and timing of the reverse stock split to be determined in the discretion of the Board of Directors (the “Reverse Stock Split Proposal”);
5.	To approve, for purposes of complying with Section 713(a) and Section 713(b) of the NYSE American Company Guide, the issuance of shares of our Common Stock upon conversion or exchange of the Series A Convertible Preferred Stock in excess of the “Exchange Share Cap” and “Individual Holder Share Cap” limitations provided for in the Certificate of Designation of Series A Convertible Preferred Stock (the “Series A Preferred Stock Conversion Proposal”);
6.	To approve, for purposes of complying with Section 713(a) and Section 713(b) of the NYSE American Company Guide, the issuance of shares of our Common Stock upon conversion or exchange of the Series B Convertible Preferred Stock in excess of the “Exchange Share Cap” and “Individual Holder Share Cap” limitations provided for in the Certificate of Designation of Series B Convertible Preferred Stock (the “Series B Preferred Stock Conversion Proposal”);
7.	To approve, for purposes of complying with Section 713(a) and Section 713(b) of the NYSE American Company Guide, the issuance of shares of our Common Stock upon conversion or exchange of the Series C Convertible Preferred Stock in excess of the “Exchange Share Cap” and “Individual Holder Share Cap” limitations provided for in the Certificate of Designation of Series C Convertible Preferred Stock (the “Series C Preferred Stock Conversion Proposal”);
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8.	To approve an amendment to the Company’s Articles of Incorporation, as amended, to increase the number of our authorized shares of our Common Stock from 100,000,000 to 250,000,000 and to make a corresponding change to the total number of authorized shares of capital stock (the “Authorized Common Stock Increase Proposal”);
9.	To approve an amendment and restatement of the Fresh Vine Wine, Inc. 2021 Equity Incentive Plan to increase the total number of shares of our Common Stock available for issuance under that plan to 20,800,000 shares (prior to giving effect to the reverse stock split) (the “Equity Plan Amendment Proposal”);
10.	To approve, for purposes of complying with Section 713(a) of the NYSE American Company Guide, the issuance of 20% or more of our issued and outstanding Common Stock pursuant to the Securities Purchase Agreement dated as of May 6, 2025 between the Company and C/M Capital Master Fund, LP (the “ELOC Issuance Proposal”); and
11.	To approve a proposal to adjourn the annual meeting, if necessary, to solicit additional proxies if there are not sufficient votes in favor of any one or more of the foregoing proposals (the “Adjournment Proposal”).

How does our Board of Directors recommend that I vote?

Our Board of Directors has determined and believes that each of the proposals outlined above is advisable to, and in the best interests of, the Company and its stockholders and has approved each such proposal. The Board of Directors unanimously recommends that stockholders vote “FOR” each such proposal.

In connection with the execution of the Merger Agreement, our officers, directors and certain holders of 100% of our outstanding Series A Preferred Stock and approximately 83% of the outstanding Series B Preferred Stock entered into stockholder support agreements (pursuant to which they agreed to vote all of their respective shares of capital stock, among other things, (a) in favor of the issuance of shares of Common Stock in excess of the “Exchange Share Cap” and “Individual Holder Share Cap” limitations upon conversion of the Series D Preferred Stock and upon exercise of the Merger Warrants; (b) for the election of our director nominees, and (c) against any action, proposal, transaction, or agreement that could reasonably be expected to impede, interfere with, delay, discourage, adversely affect, or inhibit the elimination of the “Exchange Share Cap” and “Individual Holder Share Cap” limitations and/or fulfillment of our obligations under the Merger Agreement with respect to the issuance of Common Stock upon conversion of the Series D Preferred Stock and/or exercise of the Merger Warrants.

What if another matter is properly brought before the annual meeting?

The Board of Directors knows of no other matters that will be presented for consideration at the annual meeting. If any other matters are properly brought before the annual meeting, it is the intention of the persons named in the accompanying proxy to vote on those matters in accordance with their best judgment.

How do I vote?

With respect to Proposal 1, you may vote “For” all the nominees to the Board of Directors or you may “Withhold” your vote for any of the nominees you specify. With respect to the other proposal(s), you may vote “For” or “Against,” or you may abstain from voting.

Stockholder of Record — Shares Registered in Your Name:    If you are a stockholder of record, you may vote online during the annual meeting, vote by proxy using the enclosed proxy card, or vote by proxy via telephone or the Internet. Whether or not you plan to attend the annual meeting, we urge you to vote by proxy to ensure your vote is counted. You may still attend and vote online during the annual meeting even if you have already voted by proxy.

•	To vote using the proxy card, simply complete, sign and date the enclosed proxy card and return it promptly in the envelope provided. If you return your signed proxy card to us before the annual meeting, we will vote your shares as you direct.
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•	To vote online during the annual meeting, follow the provided instructions to join the meeting at meetnow.global/MDLZW4V, starting at 1:00 p.m., Eastern Time on Thursday, June 12, 2025. The webcast will open 15 minutes before the start of the meeting.
•	To vote over the telephone, call 1-800-652-VOTE (8683) until 1:00 a.m. Eastern time on June 11, 2025. Have your proxy card in hand when you place your call and follow the instructions to vote your shares.
•	To vote through the internet prior to the annual meeting, go to www.envisionreports.com/AMZE to complete an electronic proxy card. You will be asked to provide the control number from the proxy card. Your internet vote must be received by 11:59 P.M., Eastern Daylight Time on June 11, 2025 to be counted.

Beneficial Owner — Shares Registered in the Name of a Broker or Bank:    If you are a beneficial owner of shares registered in the name of your broker, bank, or other agent, you should receive a proxy card and voting instructions with these proxy materials from that organization rather than from us. Simply complete and mail the proxy card to ensure that your vote is submitted to your broker or bank. Alternatively, you may be able to vote over the Internet or by telephone as instructed by your broker or bank. To vote at the annual meeting, you must obtain a valid legal proxy from your broker, bank, or other agent. Follow the instructions from your broker or bank included with these proxy materials or contact your broker or bank to request a proxy form.

We provide Internet and telephone proxy voting to allow you to vote your shares online or by telephone, with procedures designed to ensure the authenticity and correctness of your proxy vote instructions. However, please be aware that you must bear any costs associated with your Internet or telephone access, such as usage charges from Internet or telephone access providers.

If I am a stockholder of record and I do not vote, or if I return a proxy card or otherwise vote without giving specific voting instructions, what happens?

If you are a stockholder of record and do not vote by completing your proxy card, through the Internet or by voting electronically at the annual meeting, your shares will not be voted.

If you return a signed and dated proxy card or otherwise vote without marking voting selections, your shares will be voted as follows:

•	FOR Proposal 1 - the election of all 7 nominees for director;
•	FOR Proposal 2 - ratification of the appointment of Wipfli LLP as our independent registered public accounting firm for the fiscal year ending December 31, 2025;
•	FOR Proposal 3 - approval of the issuance of shares of our Common Stock upon conversion of the Series D Convertible Preferred Stock and the exercise of warrants, which will exceed the “Exchange Share Cap” and “Individual Holder Share Cap” limitations provided for in the Certificate of Designation of Series D Convertible Preferred Stock, and result in a change of control of the Company, pursuant NYSE American Company Guide Section 712(b) and Section 713(b);
•	FOR Proposal 4 - approval of an amendment to the Company’s Articles of Incorporation to effect, at the discretion of the Board on or prior to the one-year anniversary of the date on which the reverse stock split is approved by the stockholders at the annual meeting, a reverse stock split of the outstanding shares of our Common Stock, at a ratio in the range of 1-for-10 to 1-for-50, with such ratio and implementation and timing of the reverse stock split to be determined in the discretion of the Board of Directors;
•	FOR Proposal 5 - approval, for purposes of complying with Section 713(a) and Section 713(b) of the NYSE American Company Guide, of the issuance of shares of our Common Stock upon conversion or exchange of the Series A Convertible Preferred Stock in excess of the “Exchange Share Cap” and “Individual Holder Share Cap” limitations provided for in the Certificate of Designation of Series A Convertible Preferred Stock;
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•	FOR Proposal 6 - approval, for purposes of complying with Section 713(a) and Section 713(b) of the NYSE American Company Guide, of the issuance of shares of our Common Stock upon conversion or exchange of the Series B Convertible Preferred Stock in excess of the “Exchange Share Cap” and “Individual Holder Share Cap” limitations provided for in the Certificate of Designation of Series B Convertible Preferred Stock;
•	FOR Proposal 7 - approval, for purposes of complying with Section 713(a) and Section 713(b) of the NYSE American Company Guide, of the issuance of shares of our Common Stock upon conversion or exchange of the Series C Convertible Preferred Stock in excess of the “Exchange Share Cap” and “Individual Holder Share Cap” limitations provided for in the Certificate of Designation of Series C Convertible Preferred Stock;
•	FOR Proposal 8 - approval of an amendment to the Company’s Articles of Incorporation, as amended, to increase the number of our authorized shares of our Common Stock from 100,000,000 to 250,000,000 and to make a corresponding change to the total number of authorized shares of capital stock;
•	FOR Proposal 9 - approval of an amendment and restatement of the Fresh Vine Wine, Inc. 2021 Equity Incentive Plan to increase the total number of shares of our Common Stock available for issuance under that plan to 20,800,000 shares (prior to giving effect to the reverse stock split);
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FOR Proposal 10 - approval, for purposes of complying with Section 713(a) of the NYSE American Company Guide, of the issuance of 20% or more of our issued and outstanding Common Stock pursuant to the Securities Purchase Agreement dated as of May 6, 2025 between the Company and C/M Capital Master Fund, LP; and

FOR Proposal 11 - approval of an adjournment of the annual meeting, if necessary, to solicit additional proxies if there are not sufficient votes in favor of any one or more of the foregoing proposals.

If any other matter is properly presented at the annual meeting, your proxyholder (one of the individuals named on your proxy card) will vote your shares using your proxyholder’s best judgment.

If I am a beneficial owner of shares held in street name and I do not provide my broker or bank with voting instructions, what happens?

If you are a beneficial owner of shares held in street name and you do not instruct your broker, bank or other agent how to vote your shares, your broker, bank or other agent may still be able to vote your shares in its discretion. Under the rules of the NYSE American, brokers, banks and other securities intermediaries that are subject to NYSE American rules may use their discretion to vote your “uninstructed” shares with respect to matters considered to be “routine” under NYSE American rules, but not with respect to “non-routine” matters. Proposals 1 (Election of Directors), 3 (Series D Preferred Stock Conversion), 5 (Series A Preferred Stock Conversion), 6 (Series B Preferred Stock Conversion), 7 (Series C Preferred Stock Conversion), 9 (Equity Plan Amendment), (ELOC Issuance) and 11 (Adjournment) are considered to be “non-routine” under NYSE American rules.

If you are a beneficial owner of shares held in street name, in order to ensure your shares are voted in the way you would prefer, you must provide voting instructions to your broker, bank or other agent by the deadline provided in the materials you receive from your broker, bank or other agent.

What are “broker non-votes”?

As discussed above, when a beneficial owner of shares held in street name does not give voting instructions to his or her broker, bank or other securities intermediary holding his or her shares as to how to vote on matters deemed to be “non-routine” under NYSE American rules, the broker, bank or other such agent cannot vote the shares. These un-voted shares are counted as “broker non-votes.” Proposals 1 (Election of Directors), 3 (Series D Preferred Stock Conversion), 5 (Series A Preferred Stock Conversion), 6 (Series B Preferred Stock Conversion), 7 (Series C Preferred Stock Conversion), 9 (Equity Plan Amendment), 10 (ELOC Issuance) and 11 (Adjournment) are considered to be “non-routine” under applicable stock exchange rules and, therefore, we expect broker non-votes to exist in connection with such proposals. Proposals 2 (Ratification of Ratification of Independent Registered Public Accounting Firm), 4 (Reverse Stock Split) and 8 (Authorized common Stock Increase) are considered routine matters under applicable stock exchange rules, and without your instruction, your broker, bank or other agent may vote your shares in its discretion.

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Who is paying for this proxy solicitation?

We will pay for the entire cost of soliciting proxies. In addition to these proxy materials, our directors and employees may also solicit proxies in person, by telephone, or by other means of communication. Directors and employees will not be paid any additional compensation for soliciting proxies. We may also reimburse brokerage firms, banks and other agents for the cost of forwarding proxy materials to beneficial owners.

What does it mean if I receive more than one proxy card?

If you receive more than one proxy card, your shares are registered in more than one name or are registered in different accounts. Please complete, sign and return each proxy card to ensure that all of your shares are voted.

Can I change my vote after submitting my proxy?

Yes. You can revoke your proxy at any time before the final vote at the annual meeting. If you are the record holder of your shares, you may revoke your proxy in any one of the following ways:

•	You may submit another properly completed proxy card with a later date (which automatically revokes the earlier proxy).
•	If you have voted by telephone or Internet, you may cast a new vote by telephone or over the Internet as instructed above.
•	You may send a timely written notice that you are revoking your proxy to our Secretary at our principal executive offices at 2901 West Coast Highway, Suite 200, Newport Beach, CA 92663.
•	You may attend the annual meeting and vote online during the meeting. Attending the meeting will not, by itself, revoke your proxy.

If your shares are held by your broker or bank as a nominee or agent, you should follow the instructions provided by your broker or bank.

How are votes counted?

Votes will be counted by the inspector of election appointed for the annual meeting, who will separately count, for the proposal to elect directors (Proposal 1), votes “For,” “Withhold” and broker non-votes; and with respect to all of the other proposals, votes “For” and “Against,” abstentions and, if applicable, broker non-votes.

Is cumulative voting permitted for the election of directors?

No. You will not be permitted to cumulate your votes for the election of directors. Under Nevada law, stockholders are not entitled to cumulative voting rights unless a corporation’s articles of incorporation authorizes such rights. The Company’s articles of incorporation do not authorize cumulative voting rights for stockholders.

How many votes are needed to approve each proposal?

The following table summarizes the minimum vote needed to approve each proposal and the effect of abstentions and broker non-votes.

Proposal	Vote Required for Approval
1 - Election of Directors	Directors will be elected by a plurality of the votes cast by the holders of shares present or represented by proxy and entitled to vote on the election of directors. The seven nominees receiving the most “For” votes will be elected as directors. Broker non-votes will not affect the outcome of the election of directors. Withhold votes will not affect the vote for Proposal 1.
2 - Ratification of Auditors	“For” votes from the holders of stock having a majority of the voting power present in person or represented by proxy and entitled to vote on the matter. Abstentions have the same effect as an “Against” vote for Proposal 2. Since brokers have discretionary authority to vote on your behalf with respect to Proposal 2, we do not expect broker non-votes on this proposal.

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3 - Series D Preferred Stock Conversion Proposal	“For” votes from the holders of stock having a majority of the voting power present in person or represented by proxy and entitled to vote on the matter. Broker non-votes will not affect the outcome. Abstentions will have the same effect as a vote “against” Proposal 3.
4 - Reverse Stock Split Proposal	“For” votes from the holders of stock having a majority of the voting power present in person or represented by proxy and entitled to vote on the matter. Abstentions will have the same effect as a vote “against” Proposal 4. Since brokers have discretionary authority to vote on your behalf with respect to Proposal 4, broker non-votes are not applicable.
5 - Series A Preferred Stock Conversion Proposal	“For” votes from the holders of stock having a majority of the voting power present in person or represented by proxy and entitled to vote on the matter. Broker non-votes will not affect the outcome. Abstentions will have the same effect as a vote “against” Proposal 5.
6 - Series B Preferred Stock Conversion Proposal	“For” votes from the holders of stock having a majority of the voting power present in person or represented by proxy and entitled to vote on the matter. Broker non-votes will not affect the outcome. Abstentions will have the same effect as a vote “against” Proposal 6.
7 - Series C Preferred Stock Conversion Proposal	“For” votes from the holders of stock having a majority of the voting power present in person or represented by proxy and entitled to vote on the matter. Broker non-votes will not affect the outcome. Abstentions will have the same effect as a vote “against” Proposal 7.
8 - Authorized Common Stock Increase Proposal	“For” votes from the holders of a majority of the voting power of the shares. Abstentions and broker non-votes will have the same effect as a vote “against” Proposal 8.
9 - Equity Plan Amendment Proposal	“For” votes from the holders of stock having a majority of the voting power present in person or represented by proxy and entitled to vote on the matter. Broker non-votes will not affect the outcome. Abstentions will have the same effect as a vote “against” Proposal 9.
10 - ELOC Issuance Proposal	“For” votes from the holders of stock having a majority of the voting power present in person or represented by proxy and entitled to vote on the matter. Broker non-votes will not affect the outcome. Abstentions will have the same effect as a vote “against” Proposal 10.
11- Adjournment Proposal	“For” votes from the holders of stock having a majority of the voting power present in person or represented by proxy and entitled to vote on the matter. Broker non-votes will not affect the outcome. Abstentions will have the same effect as a vote “against” Proposal 11.

What is the quorum requirement?

A quorum of stockholders is necessary to hold a valid meeting. A quorum will be present if stockholders holding at least a majority of the voting power of the outstanding shares entitled to vote are deemed present at the annual meeting in person or represented by proxy. On the record date, there were 16,713,398 shares of common stock outstanding and entitled to vote, 9,350 shares of Series A Preferred Stock outstanding, which are convertible into 2,536,152 voting shares of Common Stock and entitled to vote, 50,000 shares of Series B Preferred Stock outstanding, which are convertible into 3,179,269 voting shares of Common Stock and entitled to vote, 7,700 shares of Series C Preferred Stock outstanding, which are convertible into 1,143,840 voting shares of Common Stock and entitled to vote, and 750,000 shares of Series D Preferred Stock outstanding, which are convertible into 3,325,966 voting shares of Common Stock and entitled to vote. Thus, the holders of shares entitled to 13,449,313 votes must be deemed present in person or represented by proxy at the annual meeting to have a quorum.

Your shares will be counted towards the quorum only if you submit a valid proxy (or one is submitted on your behalf by your broker, bank or other nominee) or if you vote electronically at the annual meeting. Abstentions and broker non-votes will be counted towards the quorum requirement. If there is no quorum, the holders of a majority of the voting power of shares deemed present at the annual meeting in person or represented by proxy may adjourn the annual meeting to another date.

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How can I find out the results of the voting at the annual meeting?

Preliminary voting results will be announced at the annual meeting. In addition, final voting results will be published in a Current Report on Form 8-K that we expect to file with the Securities and Exchange Commission within four business days after the annual meeting. If final voting results are not available to us in time to file a Form 8-K within four business days after the meeting, we intend to file a Form 8-K to publish preliminary results and, within four business days after the final results are known to us, file an additional Form 8-K to publish the final results.

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PROPOSAL 1

ELECTION OF DIRECTORS

Our Board is currently composed of five directors, all but one of whom are standing to be re-elected to the Board at the annual meeting. Brad Yacullo will not stand for re-election to the Board when his current term expires at the 2025 annual meeting. In connection with the election of directors at the annual meeting of stockholders, the Board has approved an increase in size to seven directors. The seven director nominees are listed below. The age of each director nominee listed in the table below is as of May 5, 2025.

Director Nominee	Age	Positions	Director Since
Aaron Day	55	Director	2025
Peter Deutschman	49	Director	-
Eric Doan	46	Director	2021
Amrapali Gan	39	Director	-
Sandra Hawkins	50	Director	-
Michael Pruitt	65	Director	2021
David Yacullo	58	Director	2021

If elected, each nominee has consented to serve as a director of the Company, to hold office until the next annual meeting of stockholders, or until their successor is elected and shall have qualified. The Board is not aware of any nominee who will be unable or unwilling to serve as a director if elected at the annual meeting. If any director nominee should withdraw or otherwise become unavailable for reasons not presently known, the proxies which would have otherwise been voted for that director nominee may be voted for another person nominated as a substitute by the Board, or the Board may reduce the number of directors to be elected at the annual meeting.

Board Nominees

Set forth below are the names and certain information about each of our director nominees as of April [•], 2025. The information presented includes each director’s age, principal occupation and business experience for the past five years and the names of other public companies of which he or she has served as a director during the past five years. In addition, the table contains information about the specific and particular experience, qualifications, attributes or skills of each current director and each nominee for director at the annual meeting that led the nominating and corporate governance committee of our Board of Directors to believe that each nominee for director at the annual meeting should serve on the board following election at the annual meeting.

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Director Nominee	Principal Occupation, Business Experience for the Past 5 Years, Directorships of Public Companies
Aaron Day

Aaron Day joined the Company’s Board of Director on March 7, 2025, upon the closing of the Company’s acquisition of Amaze Software, Inc. Mr. Day brings over two decades of executive leadership experience to the Company Amaze, with a track record of successfully scaling companies across multiple industries, including technology and industrial manufacturing. Mr. Day serves as Chief Executive Officer of Amaze Software, Inc., a position he has held since 2021. Prior to joining Amaze Software, Inc., Mr. Day served in the position of Director of Global Partnership and Integrations at Canva, Inc. from 2019 to 2021. Mr. Day also served as the Chief Executive Officer of Blackford Capital, a private equity fund and Trend Offset Printing, Inc., a printing and logistics company. Mr. Day holds a bachelor’s degree in political science from Wake Forest University.

The Board believes that Mr. Day’s vast executive and operational experience at the helm of Amaze Software, Inc. and other companies, and his strategic vision for Amaze qualifies him to serve as a Company director.

Peter Deutschman

Peter Deutschman is nominated for election to the Company’s Board of Directors. Mr. Deutschman is the Chief Executive Officer of the business strategy and value acceleration firm The Buddy Group, a position he has held since 2005. Over the last 20 years, he and his firm have supported over 15 investor days, 300 product launches and 200 brand transformations. From 2020 to 2022 he was the former Chief Innovation Officer at retail Michaels during the transition from Bain Capital (as public entity) to Apollo (as private co) responsible for development of MakerPlace by Michaels, the ETSY competitor. Mr. Deutschman holds a bachelor’s degree from Pepperdine University and a master’s degree in management and producing from Columbia University.

The Board believes that Mr. Deutschman’s executive management and strategic brand and ecommerce experience qualifies him to serve as a director of the Company. Mr. Deutschman was recommended for nomination by the executive officer of our operating subsidiary.

Eric Doan	Eric Doan joined the Company’s Board of Directors on December 13, 2021, which was the effective date of the registration statement for the Company’s initial public offering. Mr. Doan serves as Chief Financial Officer of Orchard Software Corporation, a position he has held since April 2020. Before joining Orchard Software, Mr. Doan previously held Chief Financial Officer and Chief Operating Officer positions in private equity-backed companies, most recently as Chief Financial Officer of Edmentum Inc. from July 2018 through March 2020, Chief Financial Officer of myON by Renaissance from May 2017 to July 2018, and Chief Operating Officer of Jump Technologies, Inc. from September 2016 to May 2017. Mr. Doan holds bachelor’s degrees in Zoology and Classical Humanities and a Master of Business Administration (MBA) from Miami University.
The Board believes that Mr. Doan’s finance and operational executive experience qualifies him to serve as a Company director and his current and previous Chief Financial Officer experience qualifies Mr. Doan to serve on Audit Committee as an “audit committee financial expert” and (together with other Audit Committee member(s)) to assist the Board in overseeing the Company’s financial and accounting functions and evaluating the Company’s internal controls over financial reporting.

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Director Nominee	Principal Occupation, Business Experience for the Past 5 Years, Directorships of Public Companies
Amrapali Gan	Amrapali Gan is nominated for election to the Company’s Board of Directors. Ms. Gan is currently the Founder and Chief Executive Officer of Hoxton Projects, LLC, a consulting business, a role she has held since August 2023. Previously, Ms. Gan served as the Chief Marketing Officer from September 2020 to December 2021 and the Chief Executive Officer from December 2021 to July 2023 of Fenix International Limited, a social media platform operating the website OnlyFans. Prior to that, Ms. Gan owned and operated a consulting agency called Arcade Agency, LLC from March 2018 to December 2021. She also has previous experience as a Vice President of Marketing at LaBrea Kitchen and a Public Relations Director at Lowell Farms. Ms. Gan holds an associate degree in marketing from the Fashion Institute of Design and Merchandising, a Bachelor of Arts degree in communications from California State University, Los Angeles and a certificate in entrepreneurship from Harvard Business School.
The Board believes that Ms. Gan’s marketing and operational executive experience, as well as her industry knowledge, qualify her to serve as a Company director. Ms. Gan was recommended for nomination by the executive officer of our operating subsidiary.
Sandra Hawkins	Sandra Hawkins is nominated for election to the Company’s Board of Directors. Since December 2024, she has served as the President of Teikametrics, Inc., an artificial intelligence marketplace optimization platform for Amazon, Walmart and TikTok. Prior to that, she worked as a consultant from 2023 to 2024 advising companies on TikTok, TikTok Shop and the creator space. From 2020 until 2023 she served as the Head of TikTok Shop US; General Manager, North America Global Business Solutions at TikTok, Inc,. a social media platform. In those roles she launched the TikTok Shop in the United States and ran the North American advertising business. From 2018 until 2020, Ms. Hawkins served as Assistant Vice President, Cloud Advertising at Adobe. Ms. Hawkins received bachelor’s degrees in Biology and Organizational Behavior and Management from Brown University.
The Board believes that Ms. Hawkins’ extensive experience in the social media and creator space, as well as her particular expertise in ecommerce, qualify her to serve as a Company director. Ms. Hawkins was recommended for nomination by the executive officer of our operating subsidiary.
Michael Pruitt	Mr. Pruitt joined the Company’s Board of Directors on December 13, 2021, which was the effective date of the registration statement for the Company’s initial public offering. Mr. Pruitt founded Avenel Financial Group, a boutique financial services firm concentrating on emerging technology company investments in 1999. In 2001, he formed Avenel Ventures, a technology investment and private venture capital firm. In February 2005, Mr. Pruitt formed Chanticleer Holdings, Inc., then a public holding company (now known as Sonnet BioTherapeutics Holdings, Inc.), and he served as Chairman of the Board of Directors and Chief Executive Officer until April 1, 2020, at which time the restaurant operations of Chanticleer Holdings were spun out into a new public entity, Amergent Hospitality Group, Inc., where Mr. Pruitt continues to serve as its Chairman and Chief Executive Officer. Mr. Pruitt has been a member of the Board of Directors of IMAC Holdings, Inc. (Nasdaq- IMAC) since October 2020 and currently serves on its Compensation Committee and as Chair of its Audit Committee. Mr. Pruitt also served as a director on the board of Hooters of America, LLC from 2011 to 2019. Mr. Pruitt received a B.A. degree from Costal Carolina University. He currently sits on the Board of Visitors of the E. Craig Wall Sr. College of Business Administration, the Coastal Education Foundation Board, and the Athletic Committee of the Board.

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Director Nominee	Principal Occupation, Business Experience for the Past 5 Years, Directorships of Public Companies

The Board believes that Mr. Pruitt’s business acumen, his leadership experience and his experience serving on boards of directors and board committees of several public reporting companies qualifies him to serve as a director of the Company and makes him a valuable member of our Board.

David Yacullo

David Yacullo joined the Company’s Board of Directors on December 13, 2021, which was the effective date of the registration statement for the Company’s initial public offering. Mr. Yacullo currently serves as Owner/Chairman of Outdoor Solutions, LLC since 2018. Prior to that, Mr. Yacullo served as Chief Revenue Officer of Van Wagner Outdoor, a position he held from 2019 through 2022, until the company was sold to Outfront Media. From 2016 until 2018, Mr. Yacullo served as Chief Revenue Officer of Holt Media Companies, Inc. Prior to that, Mr. Yacullo founded Outdoor Media Group (OMG) in 2001 and served as its Chief Executive Officer from 2003 until 2016. Mr. Yacullo began his career working for Outdoor Services Inc. (OSI) from 1989 through 2001, where he served in various positions, including as its President.

The Board believes that Mr. Yacullo’s executive management experience and history of focusing on revenue growth while serving as Chief Revenue Officer for multiple companies positions him to provide oversight of the Company’s revenue growth initiatives and qualifies him to serve as a director of the Company.

Family Relationships

There are no family relationships between any of the director nominees or executive officers.

Vote Required

Directors are elected by a plurality of the votes of the holders of shares present in person or represented by proxy and entitled to vote on the election of directors. The nominees receiving the highest number of “For” votes will be elected. Shares represented by executed proxies will be voted, if authority to do so is not withheld, for the election of the Board’s nominees named above.

The Board recommends that YOU vote “FOR” the election of each nominee.

INFORMATION REGARDING THE BOARD OF DIRECTORS
AND CORPORATE GOVERNANCE

Independence of Directors

When considering whether directors have the experience, qualifications, attributes and skills to enable the Board of Directors to satisfy its oversight responsibilities effectively in light of our business and structure, our Board of Directors focuses primarily on the information discussed in each of the directors’ individual biographies set forth above.

Our Board of Directors periodically reviews relationships that directors have with our Company to determine whether our directors are “independent directors” as such term is defined in Section 803 of the NYSE American LLC Company Guide. Our Board of Directors has determined that each of Eric Doan, Amrapali Gan, Sandra Hawkins, and David Yacullo is an independent director. In making this determination, the Board of Directors considered the relationships that such individuals have with our Company and other facts and circumstances that the Board of Directors deemed relevant in determining their independence, including ownership interests in us. Aside from their service as Directors or participating in the director recruitment process, none the independent directors have any relationships with the Company or other facts and circumstances that would impair their independence under the relevant standards. Under Section 803A of the NYSE American Company Guide, employment by a director as an executive officer on an interim basis does not disqualify that director from being considered independent following such employment, provided the interim employment does not last longer than one year; however a director is not considered independent while serving as an interim officer. As a result, the Board of Directors has determined that Michael Pruitt is not independent while serving as interim Chief Executive Officer. Further, (i) Aaron Day currently serves as the Chief Executive Officer of the Company’s subsidiary, and (ii) Peter Deutschman has provided more than $200,000 worth of services to the Company and its subsidiaries in the last fiscal year. As a result, the Board of Directors has determined that Aaron Day and Peter Deutschman are not independent directors.

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Board Leadership Structure and Risk Oversight

Effective February 20, 2023, our Board of Directors appointed Michael Pruitt to serve as Non-Executive Chair of the Board of Directors. At the time, we believed that having a chair separate from the Chief Executive Officer created an environment that is more conducive to objective evaluation and oversight of management’s performance, increasing management accountability and improving the ability of the Board to monitor whether management’s actions are in the best interests of the Company and our stockholders. On July 19, 2023, the Board of Directors appointed Michael Pruitt to serve as our interim Chief Executive Officer following the termination of employment of our prior Chief Executive Officer. Given the current streamlined composition of the Company’s executive management and the Board of Directors, we believe that having Mr. Pruitt serve in such capacities provides for efficiency in pursuing the Company’s objectives, while being subject to oversight by the full Board of Directors, which monitors whether management’s actions are in the best interests of the Company and our stockholders.

Meetings and Committees of the Board of Directors

During the fiscal year ended December 31, 2024, the Board of Directors held three meetings and also took action without a meeting by written consent. Each director serving on our Board attended at least 75% of the aggregate number of meetings of the Board and of the committees on which he or she served which were held during 2024 (or the portion thereof that he or she served as a director or committee member).

Although we do not have any formal policy regarding director attendance at stockholders’ meetings, we encourage such attendance by members of the Board. At the 2023 annual stockholders’ meeting, which is the last stockholders’ meeting held by the Company, one member of the Board, Michael Pruitt, was in attendance.

Our Board of Directors has a standing audit committee, compensation committee nominating and corporate governance committee. Each committee operates under its own written charter adopted by the Board of Directors, which are available on our website at https://ir.amaze.co/corporate-governance/governance-documents.

Audit Committee

The audit committee is responsible for overseeing financial reporting and related internal controls, risk, and ethics and compliance, including but not limited to review of filings and earnings releases, selection and oversight of the independent registered public accounting firm, oversight of internal audit, interactions with management and the board, and communications with external stakeholders. During 2024, the audit committee was composed of Eric Doan and David Yacullo. Our Board of Directors has determined that each of Messrs. Doan and David Yacullo meet the definition of “independent director” under the rules of the NYSE American and under Rule 10A-3 under the Exchange Act. Due to their extensive experience serving as Chief Financial Officer and Chief Operating Officer for Mr. Doan, and Chief Revenue Officer for Mr. Yacullo, of several companies, our Board has determined that each is an “audit committee financial expert” as that term is defined in Item 407(d)(5)(ii) of Regulation S-K promulgated under the Exchange Act.

During 2024, the audit committee met five times.

Report of the Audit Committee

The audit committee has reviewed and discussed the audited financial statements for the year ended December 31, 2024 with Company management. The audit committee has discussed with representatives of Wipfli LLP, the Company’s independent registered public accounting firm, the matters required to be discussed by the applicable requirements of the Public Company Accounting Oversight Board (PCAOB) and the SEC. The audit committee has received the written disclosures and the letter from Wipfli LLP required by applicable requirements of the PCAOB regarding Wipfli LLP’s communications with the audit committee concerning independence, and has discussed with Wipfli LLP its independence. Based on the reviews and discussions referred to above, the audit committee recommended to the Board that the audited financial statements be included in the Company’s Annual Report on Form 10-K for the fiscal year ended December 31, 2024.

This report has been furnished by the audit committee of the Board of Directors.

The Audit Committee:
Eric Doan (Chair)
David Yacullo
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This report is not “soliciting material,” is not deemed filed with the Securities and Exchange Commission and is not to be incorporated by reference in any of our filings under the Securities Act of 1933, as amended, or the Securities Exchange Act of 1934, as amended, whether before or after the date hereof and irrespective of any general incorporation language in any such filing.

Compensation Committee

The compensation committee is responsible for establishing the compensation philosophy and ensuring that elements of our compensation program encourage high levels of performance among the executive officers and positions the Company for growth. The compensation committee ensures our compensation program is fair, competitive, and closely aligns the interests of our executive officers with the Company’s short and long-term business objectives. The compensation committee is responsible for determining the compensation of our officers and directors, or recommending that such compensation be approved by the full Board of Directors. Our Chief Executive Officer may not be present during voting or deliberations regarding the Chief Executive Officer’s compensation. The compensation committee also administers the Company’s equity incentive plans and approves all equity grants made thereunder. Our compensation committee is composed of one director, Eric Doan, who is an “independent director” under the rules of the NYSE American.

Compensation Committee Interlocks and Insider Participation

During the last completed fiscal year, Mr. Doan was the sole member of the compensation committee, and he has never been employed by the Company, nor does he serve as an executive officer of a company for which one of the Company’s executive officers serves on the compensation committee of such other company.

Nominating and Corporate Governance Committee

The nominating and corporate governance committee is responsible for selecting directors to be nominated for election to our Board of Directors or recommending such nominees for selection by the full board. The nominating and corporate governance committee is also responsible for board effectiveness and governance, with duties that include board succession planning, director recruiting, shaping the Company’s governance policies and practices, and director education and self-evaluations. Our nominating and corporate governance committee is composed of one director, Eric Doan.

Director Nomination Process

The nominating and corporate governance committee is authorized to recruit and consider director candidates and present qualified candidates to the full Board of Directors for consideration. There is no fixed process for identifying and evaluating potential candidates to be nominees for directors, and there is no fixed set of qualifications that must be satisfied before a candidate will be considered. Rather, the nominating and corporate governance committee has the flexibility to consider such factors as it deems appropriate. These factors may include education, general business and industry experience, ability to act on behalf of stockholders, potential concerns regarding independence or conflicts of interest and other factors relevant in evaluating board nominees.

Qualified candidates will be considered without regard to race, color, religion, sex, sexual orientation, ancestry, national origin or disability, and the nominating and corporate governance committee will consider director candidates recommended by security holders. If the nominating and corporate governance committee approves a candidate for further review following an initial screening, the nominating and corporate governance committee will establish an interview process for the candidate. Generally, the candidate will meet with other members of the Board, and management, including our Chief Executive Officer. The nominating and corporate governance committee will consider reports of the interviews and other assessments to determine whether to recommend the candidate to the full Board. The nominating and corporate governance committee will also take into consideration the candidate’s personal attributes, including, without limitation, personal integrity, loyalty to us and concern for our success and welfare, willingness to apply sound and independent business judgment, awareness of a director’s vital part in our good corporate citizenship and image, time available for meetings and consultation on our matters and willingness to assume broad, fiduciary responsibility.

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Recommendations for candidates to be considered for election to the Board of Directors at our annual stockholders’ meetings may be submitted to the nominating and corporate governance committee by our stockholders. Under our bylaws, in order to make such a recommendation, a stockholder must submit the recommendation in writing to the Chair of the nominating and corporate governance committee, in care of our Secretary, P.O. Box 78984, Charlotte, NC 28271, at least 120 days prior to the mailing date of the previous year’s annual meeting proxy statement, except that if no annual meeting was held in the immediately preceding year or if the date of the annual meeting in the current fiscal year has been changed by more than 30 calendar days from the corresponding date of such meeting in the preceding fiscal year, the recommendation must be received not less than 30 days prior to the date of the current year’s annual meeting; provided further, that in the event that less than 40 days’ notice of the date of the meeting is given or made to stockholders, the recommendation must be received not later than the close of business on the 10th day following the day on which notice of the date of the annual meeting was mailed.

A stockholder’s nomination must also satisfy the substantive requirements set forth in our bylaws. See the disclosure set forth later in this proxy statement under the heading “Stockholder Proposals for 2026 Annual Meeting.”

Ability of Stockholders to Communicate with our Board of Directors

Our Board of Directors has established means for stockholders and others to communicate with our Board of Directors. Communications to the directors should be submitted in writing and sent care of the Company’s Secretary to Amaze Holdings, Inc., 2901 West Coast Highway, Newport Beach, CA 92663. Communications received in this manner will be handled in accordance with procedures approved by the Board. Under these procedures, communications from stockholders are distributed as appropriate by the Company’s Secretary to the appropriate director or directors. In most instances, stockholder communications regarding concerns with the Company’s financial statements, accounting practices or internal controls will be distributed to the Chair of the Company’s audit committee, stockholder communications regarding concerns with the Company’s governance practices, business ethics or corporate conduct will be distributed to the Chair of our nominating and corporate governance committee, and communications regarding our executive compensation policies and programs will be distributed to the Chair of our nominating and corporate governance committee.

Code of Ethics

We have adopted a code of conduct that applies to all of our officers, employees and directors, and a separate code of ethics that applies to our Chief Executive Officer and senior financial officers. Our code of conduct and code of ethics are available on our website at https://ir.amaze.co/corporate-governance/governance-documents.

Insider Trading Policy

We have adopted an insider trading policy that governs the purchase, sale, and/or other transactions of our securities by our directors, officers, employees and other covered persons. A copy of our insider trading policy is filed as an exhibit to our Annual Report on Form 10-K for the fiscal year ended December 31, 2023. In addition, with regard to the Company’s trading in its own securities, it is our policy to comply with federal securities laws and applicable stock exchange listing requirements.

Speculative Trading and Hedging Policies

Our insider trading policy prohibits directors, officers and employees from engaging in short-term or speculative trading in Company securities. Specifically, the policy (i) prohibits officers and directors from engaging in short sales; (ii) prohibits directors, officers and employees from holding Company securities in a margin account or pledging Company Securities as collateral for a loan unless consent is received in advance from the compliance officer; and (iii) prohibits hedging transactions, including through the use of financial instruments such as prepaid variable forward contracts, equity swaps, collars, and exchange funds.

Timing of Equity Awards

The Company does not currently grant awards of stock options, stock appreciation rights or similar option-like equity awards. Accordingly, the Company has no specific policy or practice on the timing of grants of such awards in relation to the disclosure of material nonpublic information. The Company has not timed the disclosure of material non-public information for the purpose of affecting the value of executive compensation in fiscal year 2024.

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Director Compensation

The Board of Directors (or a compensation committee thereof) will periodically reevaluate the form and amount of director compensation and make adjustments that it deems to be appropriate. We will also reimburse our directors for reasonable expenses incurred in the performance of the directors’ services to us upon submission of invoices and receipts for such expenses.

The Company adopted a new director compensation program commencing in 2023. Under this program, the Company pays quarterly cash compensation of $5,000 to each non-employee member of our Board of Directors, which is paid in quarterly installments in arrears on the last day of each calendar quarter (or, if not a business day, then the next business day), prorated for partial quarterly periods as appropriate (the “Director Fees”).

Director Compensation Table

The following table sets forth information regarding the compensation earned or paid for service on our Board of Directors by our non-employee directors during the year ended December 31, 2024.

Name	Fees Earned or Paid in Cash ($)	Stock Awards ($)	Total ($)
Eric Doan	20,000		20,000
Brad Yacullo	20,000		20,000
David Yacullo	20,000		20,000
____________

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PROPOSAL 2

RATIFICATION OF THE APPOINTMENT OF
INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

In accordance with the duties set forth in its written charter, the audit committee of our Board of Directors has appointed Wipfli LLP as our independent registered public accounting firm for the fiscal year ending December 31, 2025. A representative of Wipfli LLP is not expected to attend this year’s annual meeting. To the extent that a representative of Wipfli LLP does attend this year’s annual meeting, he or she will be available to respond to appropriate questions from stockholders, and will have the opportunity to make a statement if he or she desires to do so.

We are not required by statute or our bylaws or other governing documents to obtain stockholder ratification of the appointment of Wipfli LLP as our independent registered public accounting firm. The audit committee has submitted the appointment of Wipfli LLP to the stockholders for ratification as a matter of good corporate practice. If the stockholders do not ratify the appointment, the audit committee may reconsider its selection. Notwithstanding the proposed ratification of the appointment of Wipfli LLP by the stockholders, the audit committee, in its discretion, may direct the appointment of a new independent registered public accounting firm at any time during the year without notice to, or the consent of, the stockholders, if the audit committee determines that such a change would be in our best interests and the best interests of our stockholders.

Vote Required

The affirmative vote of the holders of a majority of the voting power of the shares present in person or represented by proxy and entitled to vote at the annual meeting will be required to ratify the appointment of Wipfli LLP as our independent registered public accounting firm for fiscal year 2025. Abstentions will be counted toward the vote total for Proposal 2 and will have the same effect as “Against” votes.

Principal Accountant Fees and Services

The following table presents the aggregate fees billed to us by Wipfli LLP for the fiscal years ended December 31, 2024 and 2023.

	2024	2023
Audit Fees(1)	$208,870	$225,000
Audit-Related Fees(2)	0	0
Tax Fees(3)	0	0
All Other Fees(4)	0	0
	$208,870	$225,000
____________

(1) Audit Fees were principally for services rendered for the audit of our financial statements, reviews of our interim financial statements, the issuance of accountant consents, and services that are normally provided by Wipfli LLP in connection with the financial statement audit. Audit Fees for 2024 also included fees for the review of our registration statements on Form S-4 in connection with the terminated acquisition of Notes Live, Inc.

(2) Audit-related fees were for assurance and related services that are reasonably related to the performance of the audit or review of our consolidated financial statements and are not reported under “Audit fees.”

(3) Tax Fees consist of fees for tax compliance, tax advice, and tax planning.

(4) All Other Fees typically consist of fees for permitted non-audit products and services provided.

Audit Committee Pre-Approval Policy and Procedures

Pursuant to the audit committee charter, the audit committee reviews and approves, the scope and plans for the audits and the audit engagement fees and terms and approves in advance, all audit and non-audit and tax services to be performed by the independent auditor that are not otherwise prohibited by law or regulations and any associated fees. Following the adoption of the pre-approval policy, the audit committee has pre-approved all services performed by the independent registered public accounting firm.

THE Board recommends A vote “FOR” the RATIFICATION OF THE appointment of THE independent registered public accounting firm.

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PROPOSAL 3

SERIES D PREFERRED STOCK CONVERSION PROPOSAL

Background

On March 7, 2025, we completed the acquisition of Amaze Software, Inc., a Delaware corporation (“Amaze Software”) pursuant to an Amended and Restated Agreement and Plan of Merger dated as of March 7, 2025 (the “Merger Agreement”). Pursuant to the Merger Agreement, Amaze Software became our wholly owned subsidiary. The aggregate merger consideration paid by us in connection with the acquisition included 750,000 shares of our Series D Preferred Stock, plus warrants (the “Merger Warrants”) to purchase an aggregate of 8,750,000 shares of our Common Stock.

The shares of Series D Preferred Stock, the Merger Warrants and the shares of Common Stock issuable upon conversion or exercise of the Series D Preferred Stock and Merger Warrants, as applicable, were offered and sold in reliance upon exemptions from registration pursuant to Section 4(a)(2) under the Securities Act of 1933, as amended, and/or Rule 506(b) of Regulation D promulgated thereunder, as transactions by an issuer not involving any public offering.

We are seeking stockholder approval, for purposes of complying with Section 712(b) and Section 713(b) of the NYSE American Company Guide, of the issuance of shares of our Common Stock upon conversion the Series D Preferred Stock and exercise of the Merger Warrants in excess of the “Exchange Share Cap” and “Individual Holder Share Cap” limitations provided for in the Series D Certificate (as defined below), which refer to as the “Series D Preferred Stock Conversion Proposal.”

Series D Preferred Stock

The following summary of the terms of the Series D Preferred Stock is not complete and is subject to and qualified in its entirety by the provisions of the Certificate of Designation of the Preferences, Rights and Limitations of Series D Convertible Preferred Stock (“Series D Certificate”), which was filed as an exhibit to the Current Report on Form 8-K filed with the SEC on March 10, 2025.

Liquidation Preference. The Series D Preferred Stock ranks junior to our Series A Preferred Stock, Series B Preferred Stock and Series C Preferred Stock and ranks senior to our Common Stock. Upon our liquidation, dissolution or winding-up, the holders of Series D Preferred Stock will be entitled to be paid an amount equal to the stated value of $100 (“Stated Value”), plus any accrued but unpaid dividends, before any distribution or payment will be made to the holders of Common Stock. Any remaining assets available for distribution to stockholders will be distributed among the holders of Series A Preferred Stock, holders of Series B Preferred Stock, holders of Series C Preferred Stock, holders of Series D Preferred Stock and holders of Common Stock, pro rata based on the number of shares held by each such holder on an as-if converted basis.

Dividends. Holders of Series D Preferred Stock are entitled to receive dividends (on an as-if converted basis) equal to and in the same form as dividends actually paid on shares of the Common Stock when, as and if such dividends are paid on shares of the Common Stock.

Conversion. Each share of Series D Preferred Stock is convertible at any time at the option of the holder into the number of shares of Common Stock (“Conversion Shares”) calculated by dividing the Stated Value by the conversion price (the “Conversion Ratio”), subject to the limitations described below. In addition, upon our stockholders approving the conversion of the Series D Preferred Stock into shares of Common Stock in accordance with the listing rules of the NYSE American LLC Company Guide, each share of Series D Preferred Stock will automatically convert into a number of shares of Common Stock equal to the Conversion Ratio. The conversion price is equal to $0.80 per share and is subject to standard weighted average anti-dilution protection.

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Each holder of Series D Preferred Stock is prohibited from converting shares of Series D Preferred Stock if, after giving effect to the issuance of such Conversion Shares, such holder together with the holder’s affiliates would beneficially own more than 4.99% of the outstanding Common Stock (the “Beneficial Ownership Limitation”). A holder of Series D Preferred Stock may increase such Beneficial Ownership Limitation to 9.99% upon notice to us.

Voting. The Series D Preferred Stock will vote with the Common Stock as a single class on an as-converted basis on all matters submitted to a vote of stockholders of Fresh Vine (taking into account the conversion limitations resulting from the Exchange Share Cap and the Individual Holder Share Cap as described below). However, the Series D Preferred Stock is not entitled to vote on any proposal to approve the issuance of shares of Common Stock upon the conversion of Series D Preferred Stock in excess of the Exchange Share Cap or the Individual Holder Share Cap, in each case as required by NYSE American rules. In addition, solely for purposes of determining voting rights (and not the Conversion Ratio), the conversion price will be equal to the most recent closing sale price of the Common Stock as of the date of entering into the Merger Agreement pursuant to which such share of Series D Preferred Stock was initially issued.

Exchange Share Cap and Individual Holder Share Cap. The holder’s ability to convert Series D Preferred Stock will be subject to an “Exchange Share Cap” and an “Individual Holder Share Cap.” Under the Exchange Share Cap, the total number of Conversion Shares issuable upon conversion of outstanding Series D Preferred Stock, when added to all Conversion Shares previously issued upon prior conversions of the Series D Preferred Stock, may not exceed 19.9% of Fresh Vine’s issued and outstanding Common Stock as of the date of the Merger Agreement. Under the Individual Holder Share Cap, the holder of Series D Preferred Stock may not acquire Conversion Shares upon conversion of the Series D Preferred Stock if the total number of shares of Common Stock issuable to the converting holder would result in such holder beneficially owning in excess of 19.9% of the number of shares of Common Stock outstanding immediately after giving effect to the issuance. The Exchange Share Cap and the Individual Holder Share Cap will not apply if Fresh Vine obtains stockholder approval to issue the shares of Common Stock in excess of the applicable cap as required by NYSE American LLC Company Guide Section 713.

Merger Warrants

The following summary of the terms of the Merger Warrants is not complete and is subject to and qualified in its entirety by the provisions of the Merger Warrant, the form of which was filed as an exhibit to the Current Report on Form 8-K filed with the SEC on March 10, 2025.

The Merger Warrants are exercisable on or after the date on which our stockholders approve the conversion of the Series D Preferred Stock into shares of our Common Stock in accordance with the listing rules of the NYSE American Company Guide (the “Stockholder Approval Date”). The exercise price is $0.80 per share and is subject to standard weighted average anti-dilution protection. The Merger Warrants may not be exercised on a cashless basis. The Merger Warrants will expire on the earlier of (x) 5th anniversary of the Stockholder Approval Date and (y) the date fixed for the redemption of the Merger Warrants. A holder of a Merger Warrant (together with the holder’s affiliates) may not exercise any portion of the Merger Warrant to the extent that the holder would own more than 9.99% of the outstanding shares of our Common Stock immediately after exercise. We may not issue any shares of our Common Stock upon exercise of the Merger Warrant to the extent the issuance of such shares would exceed the Exchange Share Cap (as defined in the Series D Certificate). We may redeem the Merger Warrants at a redemption price of $0.01 per share, upon 30 days’ notice, if at any time after 180 days following the issuance date, the volume weighted average price of our Common Stock for any 20 consecutive trading days is equal to or greater than $1.60 per share.

Stockholder Support Agreement

In connection with the execution of the Merger Agreement, our officers, directors and certain holders of 100% of our outstanding Series A Preferred Stock and approximately 83% of the outstanding Series B Preferred Stock entered into stockholder support agreements (each, a “Support Agreement”) pursuant to which they agreed to vote all of their respective shares of capital stock, among other things, (a) in favor of the issuance of shares of Common Stock in excess of the “Exchange Share Cap” and “Individual Holder Share Cap” limitations upon conversion of the Series D Preferred Stock and upon exercise of the Merger Warrants; (b) for the election of our director nominees, and (c) against any action, proposal, transaction, or agreement that could reasonably be expected to impede, interfere with, delay, discourage, adversely affect, or inhibit the elimination of the “Exchange Share Cap” and “Individual Holder Share Cap” limitations and/or fulfillment of our obligations under the Merger Agreement with respect to the issuance of Common Stock upon conversion of the Series D Preferred Stock and/or exercise of the Merger Warrants.

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Approval of Series D Preferred Stock Conversion Proposal

Our Common Stock is listed on the NYSE American and as a result we are subject to the continued listing rules of the NYSE American Company Guide, including Section 712(b) and Section 713(b).

NYSE American Company Guide Section 712(b) requires a company listed on the NYSE American to obtain stockholder approval prior to the issuance of common stock (or other securities convertible into or exercisable for common stock) in connection with the acquisition of the stock or assets of another company, if (i) the present or potential issuance of common stock (or securities convertible into common stock) could result in an increase in outstanding common shares of 20% or more. The potential issuance of the shares of our Common Stock upon conversion of the Series D Preferred Stock and the exercise of the Merger Warrants will exceed the 20% threshold under the NYSE American Company Guide. Accordingly, in order to ensure compliance with NYSE American Company Guide Section 712(b), we must obtain the approval of our stockholders for the issuance of these shares of our Common Stock.

NYSE American Company Guide Section 713(b) requires a company listed on the NYSE American to obtain stockholder approval prior to an issuance of securities that will result in a “change of control” of the company. As of the date of immediately prior to closing under the Merger Agreement, we had 16,713,398 shares of our Common Stock outstanding or approximately 45,656,266 shares of our Common Stock on a fully diluted basis. We will need to issue 93,750,000 shares of our Common Stock upon conversion of the 750,000 shares of Series D Preferred Stock and up to 8,750,000 shares of our Common Stock upon exercise of the Merger Warrants. As a result, on a pro forma basis (assuming conversion of the Series D Preferred Stock), pre-merger Amaze Software securityholders are expected to own approximately 84.87% of our outstanding Common Stock (or approximately 69.18% on a fully diluted basis) and pre-merger Fresh Vine stockholders are expected to own approximately 15.03% of our outstanding Common Stock (or approximately 30.82% on a fully diluted basis). Accordingly, in order to ensure compliance with NYSE American Company Guide Section 713(b), we must obtain the approval of our stockholders for the potential change in control of the Company resulting from the issuance of such shares.

Vote Required

The affirmative vote of the holders of a majority of the voting power of the shares present in person or represented by proxy and entitled to vote on the matter is required for approval of Proposal 3. The holders of our Series D Preferred Stock are not entitled to vote their voting shares of Common Stock underlying the Series D Preferred Stock on Proposal 3, and any shares of our Common Stock outstanding on the record date that were issued upon conversion of or as a dividend on our Series D Preferred Stock, if any, will not be taken into account in tabulating the results of Proposal 3.

Recommendation of Board of Directors

THE BOARD RECOMMENDS A VOTE “FOR” THE SERIES D PREFERRED STOCK CONVERSION PROPOSAL.

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PROPOSAL 4

REVERSE STOCK SPLIT PROPOSAL

General

Our Board of Directors has unanimously approved an amendment to our Articles of Incorporation to effect a reverse stock split of all issued and outstanding shares of our Common Stock at a ratio in the range of 1-for-10 to 1-for-50, with such ratio and implementation and timing of the reverse stock split to be determined in the discretion of the our Board of Directors. Effecting the reverse stock split would reduce the number of outstanding shares of our Common Stock. The text of the proposed form of amendment to our Articles of Incorporation, which we refer to as the Certificate of Amendment, is attached hereto as Appendix A.

Our stockholders are being asked to approve the proposed Certificate of Amendment pursuant to Proposal 4, and to grant authorization to our board to determine, at its option, whether to implement a reverse stock split, including its specific timing and ratio.

Should we receive the required stockholder approval for Proposal 4, our Board will have the sole authority to elect, at any time on or prior to the one-year anniversary of the annual meeting and without the need for any further action on the part of our stockholders, whether to effect a reverse stock split and the number of whole shares of our Common Stock, between and including ten (10) and fifty (50), that will be combined into one share of our Common Stock.

We are proposing that our board have the discretion to select the exact reverse stock split ratio from within a range between and including 1-for-10 to 1-for-50, rather than proposing that stockholders approve a specific ratio at this time, in order to give our board the flexibility to implement a reverse stock split at a ratio that reflects the board’s then-current assessment of the factors described below under “Criteria to be Used for Determining Whether to Implement the Reverse Stock Split.” If our Board decides to implement a reverse stock split, we will file the Certificate of Amendment with the Secretary of State of the State of Nevada and the reverse stock split will be effective at the time set forth in the Certificate of Amendment. Except for adjustments that may result from the treatment of fractional shares as described below, each of our stockholders will hold the same percentage of our outstanding Common Stock immediately following the reverse stock split as such stockholder holds immediately prior to the reverse stock split.

Reasons for Reverse Stock Split

To maintain our listing on NYSE American

Our common stock is currently listed on the NYSE American. We intend to file an initial listing application with NYSE American to seek listing of the combined company on the NYSE American in connection with seeking stockholder approval of Series D Preferred Stock Conversion Proposal at the annual meeting. According to the NYSE American Company Guide, an issuer must apply for initial listing in connection with a “reverse merger,” whereby a listed issuer combines with, or into, an entity not listed on the NYSE American, resulting in a change of control of the listed issuer and potentially allowing the unlisted entity to obtain an NYSE American listing. Accordingly, the listing standards of NYSE American will require us to have, among other things, a $3.00 per share minimum bid price upon stockholder approval of the Series D Preferred Stock Conversion Proposal at the annual meeting. As of May 6, 2025, the closing price of our Common Stock was $0.48 per share.

Our failure to comply with the minimum bid price requirement could result in delisting. If our Common Stock were delisted from the NYSE American, our Board believes that such delisting would adversely affect the market liquidity of our Common Stock, decrease the market price of our Common Stock, adversely affect our ability to obtain financing for the continuation of our operations and result in the loss of confidence in our company.

Our Board believes that the proposed reverse stock split is a potentially effective means for us to maintain compliance with the minimum bid price requirement and to avoid, or at least mitigate, the likely adverse consequences of our Common Stock being delisted from the NYSE American by producing the immediate effect of increasing the bid price of our Common Stock.

To potentially improve the marketability and liquidity of our Common Stock.

Our Board believes that the increased market price of our Common Stock expected as a result of implementing a reverse stock split could improve the marketability and liquidity of our Common Stock and encourage interest and trading in our common stock.

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•	Investor Stock Price Requirements: We understand that many brokerage houses, institutional investors and funds have internal policies and practices that either prohibit them from investing in low-priced stocks or tend to discourage individual brokers from recommending low-priced stocks to their customers or by restricting or limiting the ability to purchase such stocks on margin. Additionally, a reverse stock split could help increase analyst and broker interest in our common stock as their internal policies might discourage them from following or recommending companies with low stock prices
•	Stock Price Volatility: Because of the trading volatility often associated with low-priced stocks, many brokerage houses and institutional investors have internal policies and practices that either prohibit them from investing in low-priced stocks or tend to discourage individual brokers from recommending low-priced stocks to their customers. Some of those policies and practices may make the processing of trades in low-priced stocks economically unattractive to brokers.
•	Transaction Costs: Investors may be dissuaded from purchasing stocks below certain prices because brokers’ commissions, as a percentage of the total transaction value, can be higher for low-priced stocks.

Our Board believes that retaining our listing on the NYSE American is in the best interests of our combined company and our stockholders and is crucial to stockholder value and liquidity and our long-term business prospects.

Criteria to be Used for Determining Whether to Implement the Reverse Stock Split

In determining whether to implement the reverse stock split and which reverse stock split ratio to implement, if any, following receipt of stockholder approval of Proposal 4, our Board may consider, among other things, various factors, such as:

•	the historical trading prices and trading volume of our Common Stock;

•	our capitalization;

•	the then-prevailing trading price and trading volume of our Common Stock and the expected impact of the reverse stock split on the trading price and trading volume of our Common Stock in the short and long term;

•	our ability to continue our listing on the NYSE American;

•	potential devaluation of our Common Stock as a result of the reverse stock split; and

•	prevailing general market and economic conditions.

Principal Effects of the Reverse Stock Split

A reverse stock split refers to a reduction in the number of outstanding shares of a class of a corporation’s capital stock, which may be accomplished, as in this case, by reclassifying and combining all of the outstanding shares of our Common Stock into a proportionately smaller number of shares of our Common Stock. If our Board decides to implement a 1-for-20 reverse stock split of our Common Stock, then a stockholder holding 10,000 shares of our Common Stock before the reverse stock split would instead hold 500 shares of our Common Stock immediately after the reverse stock split.

If approved and implemented, the principal effects of the reverse stock split would include the following, all of which have been considered by our Board in approving the reverse stock split:

•	The number of outstanding shares of our Common Stock will be reduced and each stockholder will own fewer shares of our Common Stock than they currently own.

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•	The number of shares of our Common Stock reserved and available for issuance under our equity-based compensation plans and the number of shares of our Common Stock issuable upon the exercise of our outstanding options and warrants, will be reduced proportionately based on the ratio selected by our Board, and the exercise price of all outstanding options and warrants will be increased proportionately.

•	Except for adjustments that may result from the treatment of fractional shares resulting from the reverse stock split, which are explained below under the section entitled “— Fractional Shares,” each stockholder will hold the same percentage of our Common Stock immediately following the reverse stock split as the stockholder held immediately prior to the reverse stock split.

•	The voting rights, rights to dividends and distributions and other rights of our Common Stock will not be changed as a result of the reverse stock split.

•	The reverse stock split will not affect the number of authorized shares of our Preferred Stock or the par value of our Common Stock or Preferred Stock.

•	Pursuant to the terms of the Series A Preferred Stock, Series B Preferred Stock. Series C Preferred Stock and Series D Preferred Stock, the conversion rate of the Series A Preferred Stock, Series B Preferred Stock, Series C Preferred Stock and Series D Preferred Stock will be proportionately adjusted. Accordingly, upon effectiveness of the reverse stock split, the number of shares of Common Stock issuable upon conversion of the Series A Preferred Stock, Series B Preferred Stock, Series C Preferred Stock and Series D Preferred Stock will be decreased in accordance with the applicable split ratio and we will proportionately decrease the number of shares of Common Stock reserved for issuance upon conversion of the Series A Preferred Stock, Series B Preferred Stock, Series C Preferred Stock and Series D Preferred Stock.

•	The number of authorized shares of our Common Stock will not be reduced proportionally based on the ratio selected by our Board and therefore, the reverse stock split will result in an effective increase in the authorized number of shares of our Common Stock.

The reverse stock split is not intended as, and will not have the effect of, a “going private transaction” covered by Rule 13e-3 under the Exchange Act. We will continue to be subject to the periodic reporting requirements of the Exchange Act.

The reverse stock split will be affected simultaneously for all outstanding shares of our Common Stock. The reverse stock split will affect all of our stockholders uniformly and will not affect any stockholder’s percentage interest in us, except for immaterial adjustments that may result from the treatment of fractional shares as described below. Shares of our Common Stock issued pursuant to the reverse stock split will remain fully paid and nonassessable.

The following table, which is for illustrative purposes only, illustrates the effects of a 1-for-10 and 1-for-50 reverse stock split on our Common Stock (without giving effect to the treatment of fractional shares):

	Number of Shares of Common Stock Authorized	Number of Shares of Common Stock Issued and Outstanding	Number of Shares of Common Stock Reserved for Future Issuance(1)	Number of Shares of Common Stock Authorized but Unissued and Unreserved
As of April 14, 2025	100,000,000	16,713,398	135,825,553	--
1-for-10 Reverse Split	100,000,000	1,671,340	13,582,555	84,746,205
1-for-20 Reverse Split	100,000,000	835,670	6,791,278	92,373,052
1-for-30 Reverse Split	100,000,000	557,113	4,527,518	94,915,369
1-for-40 Reverse Split	100,000,000	417,835	3,395,639	96,186,526
1-for-50 Reverse Split	100,000,000	334,268	2,716,511	96,949,221

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(1) Includes outstanding (i) 14,343,969 Warrants without regard to any beneficial ownership limitation; (ii) 69,89 stock options; (iii) 1,500,000 shares of our Common Stock issuable upon conversion of convertible notes; (iv) 1,730,108 shares of our Common Stock reserved for future issuance under the 2021 Equity Incentive Plan (without taking into account the increase in the number of authorized shares pursuant to Proposal 9; (v) 11,791,584 shares of our Common Stock issuable upon conversion of 9,350 shares of Series A Preferred Stock outstanding (assuming a Conversion Price of $0.10 per share, with dividends accrued on the Series A Preferred Stock through April 14, 2025, and without regard to any conversion or beneficial ownership limitations); (vi) 11,100,000 shares of our Common Stock issuable upon conversion of 50,000 shares of Series B Preferred Stock outstanding (assuming a Conversion Price of $0.45 per share and without regard to any conversion or beneficial ownership limitations); (vii) 1,540,000 shares of our Common Stock issuable upon conversion of 7,700 shares of Series C Preferred Stock outstanding (assuming a Conversion Price of $0.50 per share and without regard to any conversion or beneficial ownership limitations); and (viii) 93,750,000 shares of our Common Stock issuable upon conversion of 750,000 shares of Series D Preferred Stock outstanding (assuming a Conversion Price of $0.80 per share and without regard to any conversion or beneficial ownership limitations), each as of record date.

Certain Risks Associated with the Reverse Stock Split

We cannot assure you that the proposed reverse stock split will increase our stock price for a sustained period or have the desired effect of maintaining compliance with NYSE American rules.

We expect that the reverse stock split will increase the market price of our Common Stock. However, the effect of the reverse stock split upon the market price of our Common Stock cannot be predicted with any certainty, and the history of similar reverse stock splits for companies in like circumstances is varied, particularly since some investors may view a reverse stock split negatively. It is possible that the per share price of our Common Stock after the reverse stock split will not rise in proportion to the reduction in the number of shares of our Common Stock outstanding resulting from the reverse stock split, and the reverse stock split may not result in a per share price that would attract brokers and investors who do not trade in lower priced stocks. In addition, although we believe the reverse stock split may enhance the desirability of our common stock to certain potential investors, we cannot assure you that, if implemented, our Common Stock will be more attractive to institutional and other long-term investors. Even if we implement the reverse stock split, the market price of our Common Stock may decrease due to factors unrelated to the reverse stock split. In any case, the market price of our Common Stock may also be based on other factors which may be unrelated to the number of shares outstanding, including our future performance. If the reverse stock split is consummated and the trading price of the Common Stock declines, the percentage decline as an absolute number and as a percentage of our overall market capitalization may be greater than would occur in the absence of the reverse stock split.

Even if the market price per post-reverse stock split share of our Common Stock remains in excess of $3.00 per share, we may be delisted due to a failure to meet other continued listing requirements. If we are unable to satisfy the NYSE American criteria for continued listing, our common stock would be subject to delisting. A delisting of our Common Stock could negatively impact us by, among other things, (i) reducing the liquidity and market price of our Common Stock; (ii) reducing the number of investors willing to hold or acquire our Common Stock, which could negatively impact our ability to raise equity financing; (iii) decreasing the amount of news and analyst coverage of us; (iv) limiting our ability to issue additional securities or obtain additional financing in the future; (v) limiting our ability to use a registration statement to offer and sell freely tradable securities, thereby preventing us from accessing the public capital markets; and (iv) impairing our ability to provide equity incentives to our employees. In addition, delisting from NYSE American may negatively impact our reputation and, consequently, our business.

The proposed reverse stock split may decrease the liquidity of our Common Stock and result in higher transaction costs.

The liquidity of our Common Stock may be negatively impacted by a reverse stock split, given the reduced number of shares that would be outstanding after the reverse stock split. In addition, if a reverse stock split is implemented, it will increase the number of our stockholders who own “odd lots” of fewer than 100 shares of our Common Stock. Brokerage commission and other costs of transactions in odd lots are generally higher than the costs of transactions of more than 100 shares of common stock. Accordingly, a reverse stock split may not achieve the desired results of increasing marketability and liquidity of our Common Stock described above.

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The effective increase in the authorized number of shares of our Common Stock as a result of the reverse stock split could have anti-takeover implications.

The implementation of a reverse stock split will result in an effective increase in the authorized number of shares of our Common Stock, which could, under certain circumstances, have anti-takeover implications. The additional shares of Common Stock that would become available for issuance if this Proposal 4 is approved and a reverse stock split is implemented could be used by us to oppose a hostile takeover attempt or to delay or prevent changes in control or our management. While the Board has not adopted a stockholder rights plan which, under certain circumstances related to an acquisition of our securities that is not approved by the Board, would give certain holders the right to acquire additional shares of our Common Stock at a low price, the Board may elect to adopt a rights plan in the future. The Board also could strategically sell shares of Common Stock in a private transaction to purchasers who would oppose a takeover or favor the current Board. Although this Proposal 4 has been prompted by business and financial considerations and not by the threat of any hostile takeover attempt (nor is the Board currently aware of any such attempts directed at us), stockholders should be aware that approval of this Proposal 4 could facilitate future efforts by us to deter or prevent changes in control, including transactions in which the stockholders might otherwise receive a premium for their shares over then current market prices.

Procedure for Effecting the Reverse Stock Split and Exchange of Stock Certificates

If our stockholders approve the amendment to our Articles of Incorporation to effect the reverse stock split, and if our Board still believes that a reverse stock split is in our best interests and the best interests of our stockholders, we will file the amendment to our Articles of Incorporation with the Secretary of State of the State of Nevada at such time as our Board has determined to be the appropriate split effective time. Beginning at the split effective time, each certificate representing pre-split shares of our Common Stock will be deemed for all corporate purposes to evidence ownership of post-split shares of our Common Stock.

The form of amendment to the Articles of Incorporation set forth in Appendix A to this proxy statement has been approved by our Board of Directors. By approving the reverse stock split, our stockholders also will be approving the form of amendment to our Articles of Incorporation set forth in Appendix A to this proxy statement.

As soon as practicable after the split effective time, our stockholders will be notified that the reverse stock split has been effected. We expect that our transfer agent will act as exchange agent for purposes of implementing the exchange of stock certificates, if any. Holders of pre-split shares of our Common Stock holding all of their shares electronically in book-entry form with our transfer agent do not need to take any action to receive post-split shares. Holders of pre-split shares of our Common Stock held in certificated form will be asked to surrender to the exchange agent certificates representing pre-split shares of our Common Stock in exchange for certificates representing post-split shares of our Common Stock in accordance with the procedures to be set forth in a letter of transmittal to be sent by us. Upon receipt of the holder’s pre-split certificate(s) and the properly completed and executed letter of transmittal, the holder will be issued the appropriate number of shares of our Common Stock electronically in book-entry form under the Direct Registration System. No new shares in book-entry form will be reflected until the holder surrenders the holder’s outstanding pre-split certificate(s), together with the properly completed and executed letter of transmittal, to the exchange agent. Any pre-split shares of our Common Stock submitted for transfer, whether pursuant to a sale or other disposition, or otherwise, will automatically be exchanged for post-split shares of our Common Stock. Stockholders should not destroy any stock certificate(s) and should not submit any certificate(s) unless and until requested to do so.

Fractional Shares

No fractional shares of our Common Stock will be issued in connection with the reverse stock split. Fractional shares will not be issued. Instead, we will issue a full share of post-reverse stock split our Common Stock to any stockholder who would have been entitled to receive a fractional share of our Common Stock as a result of the reverse stock split.

By approving the amendment to our Articles of Incorporation to effect the reverse stock split, stockholders will be approving the combination of twenty to fifty (or any number in between) outstanding shares of our Common Stock, as approved by our Board of Directors, into one share of our Common Stock.

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Accounting Consequences

The par value per share of our Common Stock will remain unchanged at $0.001 per share after the reverse stock split. As a result, at the split effective time of the reverse stock split, the stated capital on our balance sheet attributable to our Common Stock will be reduced proportionately based on the ratio, from its present amount, and the additional paid-in capital account will be increased for the amount by which the stated capital is reduced. After the reverse stock split, net income or loss per share, and other per share amounts will be increased because there will be fewer shares of our Common Stock outstanding. In future financial statements, net loss per share and other per share amounts for periods ending before the reverse stock split will be restated to give retroactive effect to the reverse stock split.

Material U.S. Federal Income Tax Consequences of the Reverse Stock Split

The following discussion is a summary of the material U.S. federal income tax consequences of the reverse stock split to U.S. holders. For purposes of this discussion, a “U.S. holder” is a beneficial owner of our Common Stock that, for U.S. federal income tax purposes, is or is treated as:

•	an individual who is a citizen or resident of the U.S.;
•	a corporation created or organized under the laws of the U.S., any state thereof, or the District of Columbia;
•	an estate, the income of which is subject to U.S. federal income tax regardless of its source; or
•	a trust that (i) is subject to the primary supervision of a U.S. court and the control of one or more “United States persons” (within the meaning of Section 7701(a)(30) of the Code) over all of its substantial decisions or (ii) has a valid election in effect to be treated as a United States person for U.S. federal income tax purposes.

This discussion does not purport to be a complete analysis of all potential tax consequences that may be relevant to U.S. holders. The effects of other U.S. federal tax laws, such as estate and gift tax laws, and any applicable state, local or non-U.S. tax laws are not discussed. This discussion is based on the Code, Treasury Regulations promulgated thereunder, judicial decisions, and published rulings and administrative pronouncements of the IRS, in each case in effect as of the date hereof. These authorities may change or be subject to differing interpretations. Any such change or differing interpretation may be applied retroactively in a manner that could adversely affect a U.S. holder. We have not sought and do not intend to seek any rulings from the IRS regarding the matters discussed below. There can be no assurance the IRS or a court will not take a position contrary to that discussed below regarding the tax consequences of the reverse stock split.

This discussion is limited to U.S. holders that hold our Common Stock as a “capital asset” within the meaning of Section 1221 of the Code (generally, property held for investment) both before and after the reverse stock split. This discussion does not address all U.S. federal income tax consequences that may be relevant to a U.S. holder’s particular circumstances, including the impact of the alternative minimum tax or the Medicare contribution tax on net investment income or the rules related to “qualified small business stock” within the meaning of Section 1202 of the Code. In addition, it does not address consequences relevant to U.S. holders subject to special rules, including, without limitation:

•	U.S. expatriates and former citizens or long-term residents of the U.S.;

•	U.S. holders whose functional currency is not the U.S. dollar;

•	persons holding common stock as part of a hedge, straddle or other risk reduction strategy or as part of a conversion transaction or other integrated investment;

•	banks, insurance companies, and other financial institutions;

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•	real estate investment trusts or regulated investment companies;

•	brokers, dealers or traders in securities;

•	“controlled foreign corporations,” “passive foreign investment companies,” and corporations that accumulate earnings to avoid U.S. federal income tax;

•	S corporations, partnerships or other entities or arrangements treated as partnerships for U.S. federal income tax purposes (and investors therein);

•	tax-exempt organizations or governmental organizations;

•	persons subject to special tax accounting rules as a result of any item of gross income with respect to Fresh Vine common stock being taken into account in an “applicable financial statement” (as defined in the Code);

•	persons deemed to sell common stock under the constructive sale provisions of the Code;

•	persons who hold or received common stock pursuant to the exercise of any employee stock option or otherwise as compensation; and

•	tax-qualified retirement plans.

If an entity treated as a partnership for U.S. federal income tax purposes holds our Common Stock, the tax treatment of a partner in the partnership will depend on the status of the partner, the activities of the partnership and certain determinations made at the partner level. Accordingly, partnerships holding our Common Stock and the partners in such partnerships should consult their tax advisors regarding the U.S. federal income tax consequences to them.

IT IS RECOMMENDED THAT STOCKHOLDERS CONSULT THEIR TAX ADVISORS WITH RESPECT TO THE APPLICATION OF THE U.S. FEDERAL INCOME TAX LAWS TO THEIR PARTICULAR SITUATIONS AS WELL AS ANY TAX CONSEQUENCES OF THE REVERSE STOCK SPLIT ARISING UNDER THE U.S. FEDERAL ESTATE OR GIFT TAX LAWS OR UNDER THE LAWS OF ANY STATE, LOCAL OR NON-U.S. TAXING JURISDICTION OR UNDER ANY APPLICABLE INCOME TAX TREATY.

We intend to report the reverse stock split as a “recapitalization” within the meaning of Section 368(a)(1)(E) of the Code. In general, and subject to the qualifications set forth below, if the reverse stock split qualifies as a “recapitalization” within the meaning of Section 368(a)(1)(E) of the Code, and no cash is received as a result of the reverse stock split, a U.S. holder should not recognize gain or loss upon the reverse stock split, except for a stockholder receiving an additional share of our Common Stock in lieu of a fractional share (as described below). In addition, provided that the reverse stock split qualifies as a “recapitalization,” a U.S. holder’s aggregate tax basis in the shares of our Common Stock received pursuant to the reverse stock split should equal the aggregate tax basis of the shares of our Common Stock surrendered excluding any portion of such basis that is allocated to any fractional share of our Common Stock, and such U.S. holder’s holding period in the shares of our Common Stock received should include the holding period in the shares of our Common Stock surrendered. Treasury Regulations provide detailed rules for allocating the tax basis and holding period of the shares of our Common Stock surrendered, for the shares of our Common Stock received pursuant to the reverse stock split. Holders of shares of our Common Stock acquired on different dates and at different prices should consult their tax advisors regarding the allocation of the tax basis and holding period of such shares of our Common Stock.

A stockholder who receives one whole share of our Common Stock in lieu of a fractional share generally may recognize gain in an amount not to exceed the excess of the fair market value of such share over the fair market value of the fractional share to which the stockholder was otherwise entitled. Such capital gain or loss should be long-term capital gain or loss if the U.S. holder’s holding period for the Common Stock surrendered exceeded one year at the effective time of the reverse stock split. The deductibility of any capital loss is subject to limitations.

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Reservation of Right to Abandon Reverse Stock Split

Notwithstanding approval of this Proposal 4 by our stockholders, our Board of Directors may, in its sole discretion, abandon the proposed amendment and determine prior to the effectiveness of any filing with the Secretary of State of the State of Nevada not to effect the reverse stock split, as permitted under Section 78.390 of the Nevada Revised Statutes.

Vote Required

The affirmative vote of the holders of a majority of the voting power of the shares holders of a majority of the voting power of the shares present in person or represented by proxy and entitled to vote at the annual meeting is required for approval of Proposal 4.

Recommendation of Board of Directors

THE BOARD RECOMMENDS A VOTE “FOR” THE REVERSE STOCK SPLIT PROPOSAL.

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PROPOSAL 5

SERIES A PREFERRED STOCK CONVERSION PROPOSAL

Background and Overview

On August 2, 2023, Fresh Vine entered into a Securities Purchase Agreement with two accredited investors pursuant to which we sold in a private placement 10,000 shares of our Series A Preferred Stock at a per share purchase price equal to $100.00, for total gross proceeds of $1.0 million.

We are seeking stockholder approval, for purposes complying with Section 713(a) and Section 713(b) of the NYSE American Company Guide, of the issuance of shares of our Common Stock upon conversion or exchange of the Series A Preferred Stock in excess of the “Exchange Share Cap” and “Individual Holder Share Cap” limitations provided for in the Certificate of Designation of Series A Convertible Preferred Stock, which refer to as the “Series A Preferred Stock Conversion Proposal.”

Series A Preferred Stock

The following summary of the terms of the Series A Preferred Stock is not complete and is subject to and qualified in its entirety by the provisions of the Certificate of Designation of the Preferences, Rights and Limitations of Series A Convertible Preferred Stock (“Series A Certificate”), which was filed as an exhibit to the Current Report on Form 8-K filed with the SEC on August 2, 2023.

Liquidation. Upon our liquidation, dissolution or winding-up, the holders of Series A Preferred Stock will be entitled to receive an amount equal to 150% times the stated value of $100 (“Stated Value”) for each share of Series A Preferred Stock before any distribution or payment will be made to the holders of any junior securities. Any remaining assets will be distributed among the holders of our Common Stock on an as-if-converted to common stock basis.

Dividends. Each holder of Series A Preferred Stock will be entitled to receive dividends payable, subject to certain conditions, in cash (or in shares of our Common Stock (“Dividend Shares”) valued at either (i) the then applicable Series A Conversion Price (as defined below), or (ii) 50% of the then current market price of our Common Stock, at the dividend rate of 12% per annum. Accrued and unpaid dividends will be payable in cash commencing on July 31, 2024 and continuing each annual anniversary of such date until the conversion of the Series A Preferred Stock.

Conversion. Each share of Series A Preferred Stock is convertible at the option of the holder into the number of shares of our Common Stock (“Series A Conversion Shares”) calculated by dividing the Stated Value by the Series A Conversion Price (the “Series A Conversion Ratio”), subject to the limitations described below. For such purposes, the “Series A Conversion Price” means $0.10. However, if our Common Stock fails to continue to be listed or quoted for trading on a stock exchange, then the “Series A Conversion Price” will mean the lesser of (i) $0.10, or (ii) the closing sale price of our Common Stock on the trading day immediately preceding the conversion date; provided that the Series A Conversion Price will not be less than a “Floor Price” of $0.05 (subject to standard adjustments based stock splits, stock dividends, stock combinations and the like). Each holder of Series A Preferred Stock is prohibited from converting shares of Series A Preferred Stock if, after giving effect to the issuance of such Series A Conversion Shares, such holder together with the holder’s affiliates would beneficially own more than 4.99% of the outstanding Common Stock (the “Beneficial Ownership Limitation”).

Voting. The Series A Preferred Stock will vote on an as-converted basis with our Common Stock as a single class on all matters submitted to a vote of our stockholders other than any proposal to approve the issuance of shares of our Common Stock in excess of the Exchange Share Cap or the Individual Holder Share Cap applicable to the Series A Preferred Stock. The Series A Preferred Stock will vote on an as-converted to common stock basis, taking into account the conversion limitations resulting from the Exchange Share Cap and the Individual Holder Share Cap, if and as applicable; however, solely for purposes of determining voting rights, the Series A Conversion Price will be equal to the most recent closing sale price of our Common Stock as of the execution and delivery of the Securities Purchase Agreement, which was $0.47.

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Exchange Share Cap and Individual Holder Share Cap. The holder’s ability to convert Series A Preferred Stock is subject to an “Exchange Share Cap” and an “Individual Holder Share Cap.” Under the Exchange Share Cap, the total number of Series A Conversion Shares issuable upon conversion of outstanding Series A Preferred Stock, when added to all Series A Conversion Shares previously issued upon prior conversions of the Series A Preferred Stock, may not exceed 19.9% of our issued and outstanding Common Stock immediately prior to the date on which shares of Series A Preferred Stock were first issued. Under the Individual Holder Share Cap, the holder of Series A Preferred Stock may not acquire Series A Conversion Shares upon conversion of the Series A Preferred Stock if the total number of shares of Common Stock issuable to the converting holder would result in such holder beneficially owning in excess of 19.9% of the number of shares of Common Stock outstanding immediately after giving effect to the issuance. The Exchange Share Cap and the Individual Holder Share Cap will not apply if we obtain stockholder approval to issue the shares of Common Stock in excess of the applicable cap as required by NYSE American Company Guide Section 713.

Reason for Proposal

Because our Common Stock is listed on the NYSE American, we are subject to NYSE American’s rules and regulations. NYSE American Company Guide Section 713(a) requires a company listed on the NYSE American to obtain stockholder approval prior to the issuance of common stock (or other securities convertible into common stock) when the additional shares will be issued in connection with a transaction, other than a public offering, involving the sale, issuance, or potential issuance of common stock (or securities convertible into common stock) equal to 20% or more of the company’s outstanding stock for less than the greater of book or market value of the stock. NYSE American Company Guide Section 713(b) requires a company listed on the NYSE American to obtain stockholder approval prior to an issuance of securities that will result in a “change of control” of the company. Although NYSE American has not adopted any rule as to what constitutes a “change of control,” a change of control may be deemed to occur when an investor or investor group acquires or has the right to acquire 20% or more of a company’s outstanding common stock or voting power and such ownership or voting power would be the largest ownership position. A “change of control” under NYSE American Company Guide Section 713(b) applies only with respect to the application of such rule and does not constitute a “change of control” for purposes of Nevada law, our organizational documents or any other purpose.

Based on the Series A Conversion Ratio, the Series A Preferred Stock was deemed to be issued for less than the minimum price of our Common Stock on the date of the applicable Securities Purchase Agreement. Also based on the Series A Conversion Ratio, and assuming that the applicable Series A Conversion Price is $0.10, the 10,000 shares of Series A Convertible Preferred Stock that we issued in the private placement would be initially convertible into 10,000,000 shares of our Common Stock (without taking into account accrued dividends), which would represent 62.6% of our Common Stock outstanding on the date of the Securities Purchase Agreement. Therefore, the stockholder approval requirements under NYSE American Company Guide Sections 713(a) and (b) would apply to the issuance of the Series A Preferred Stock in the private placement.

As a result, in order to comply with NYSE American Company Guide Sections 713(a) and (b), the Series A Certificate provides that the holder’s ability to convert Series A Preferred Stock to Common Stock is subject to an “Exchange Share Cap” and an “Individual Holder Share Cap.” Under the Exchange Share Cap, the total number of shares of Series A Conversion Shares, when added to any shares of our Common Stock previously issued as a dividend on the Series A Convertible Preferred Stock, may not exceed 3,179,269, which represents 19.9% of our issued and outstanding Common Stock immediately prior to the first issuance of Series A Preferred Stock on August 2, 2023.

Stockholder approval of Proposal 5 will constitute stockholder approval for purposes of NYSE American Company Guide Sections 713(a) and (b).

Potential Adverse Effects of Approval of Proposal 5

If Proposal 5 is approved, the holders of Series A Preferred Stock will be able to convert such shares into our Common Stock without regard to the Exchange Share Cap and the Individual Holder Share Cap and existing stockholders will suffer significant dilution in their ownership interests in the future upon the issuance of shares of our Common Stock upon conversion of the Series A Preferred Stock.

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As of April 14, 2025, assuming the Series A Conversion Price is $0.10, the 9,350 outstanding shares of Series A Preferred Stock would be convertible into approximately 11,791,584 Series A Conversion Shares (including Dividend Shares), which would represent approximately 41.4% of our Common Stock outstanding on a post-Series A conversion basis. If, prior to any conversion, our Common Stock fails to be listed or quoted for trading on a stock exchange, and assuming the Series A Conversion Price is equal to a Floor Price of $0.05, the 9,350 outstanding shares of Series A Preferred Stock would be convertible into approximately 21,141,584 Series A Conversion Shares, which would represent approximately 55.8% of our Common Stock outstanding on a post-Series A conversion basis. The calculations of Series A Conversion Stock above include dividends accrued on the Series A Preferred Stock through April 14, 2025. Dividends accrue on the Series A Convertible Preferred Stock at the dividend rate of 12% per annum, and the actual number of Series A Conversion Shares will include the amount of accrued and unpaid dividends through the actual conversion date.

Potential Consequences If Proposal 5 Is Not Approved

Our Board is not seeking the approval of our stockholders to authorize our entry into or consummation of the transactions contemplated by the securities purchase agreement, as the private placement of the Series A Preferred Stock has already been completed and the shares of Series A Preferred Stock have already been issued and sold. We are only asking for approval to issue shares of our Common Stock in excess of 19.9% of our Common Stock outstanding immediately before such private placement.

The failure of our stockholders to approve this Proposal 5 will mean that the ability of holders to convert Series A Preferred Stock into Common Stock will continue to be limited by the applicable Exchange Share Cap and the Individual Holder Share Cap. The shares of Series A Preferred Stock that remain outstanding will:

•	continue to rank senior to our Common Stock with respect to the payment of dividends, distributions and payments upon our liquidation, dissolution and winding up;

•	continue to have a liquidation preference equal to 150% times the Stated Value for each share of our Series A Preferred Stock and the right to participate in the distribution of remaining assets with the holders of our Common Stock on an as-if-converted to common stock basis (disregarding for such purposes any conversion limitations under the Series A Certificate); and

•	continue to accrue dividends at the dividend rate of 12% per annum, which dividends are payable in cash (or in shares of our Common Stock valued at the lesser of (i) the then applicable Conversion Price, or (ii) 50% of the then current market price of our Common Stock) commencing on July 31, 2024.

Vote Required

The affirmative vote of the holders of a majority of the shares present in person or represented by proxy and entitled to vote will be required for approval of Proposal 5. The holders of our Series A Preferred Stock are not entitled to vote their voting shares of Common Stock underlying the Series A Preferred Stock on Proposal 5, and the shares of our Common Stock outstanding on the record date that were issued upon conversion of or as a dividend on Series A Preferred Stock, if any, will not be taken into account in tabulating the results of Proposal 5.

Recommendation of Board of Directors

THE BOARD RECOMMENDS A VOTE “FOR” THE SERIES A PREFERRED STOCK CONVERSION PROPOSAL.

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PROPOSAL 6

SERIES B PREFERRED STOCK CONVERSION PROPOSAL

Between April and May 2024 and October through November 5, 2024, we sold a total of 50,000 shares of Series B Preferred Stock at a purchase price equal to $100.00 per share, for total gross proceeds of $5.0 million, to certain accredited investors in a private placement pursuant to securities purchase agreements.

We are seeking stockholder approval, for purposes of complying with Section 713(a) and Section 713(b) of the NYSE American Company Guide, of the issuance of shares of our Common Stock upon conversion or exchange of the Series B Preferred Stock in excess of the “Exchange Share Cap” and “Individual Holder Share Cap” limitations provided for in the Series B Certificate( as defined below), which refer to as “Series B Preferred Stock Conversion Proposal.”

Series B Preferred Stock

The following summary of the terms of the Series B Preferred Stock is not complete and is subject to and qualified in its entirety by the provisions of the Certificate of Designation of the Preferences, Rights and Limitations of Series B Convertible Preferred Stock (“Series B Certificate”), which was filed as an exhibit to the Current Report on Form 8-K filed with the SEC on March 20, 2024.

Liquidation. Upon our liquidation, dissolution or winding-up, the holders of Series B Preferred Stock will be entitled to be paid, on a pari passu basis with the payment of the liquidation preference afforded to holders of our Series A Preferred Stock and any other class or series of our capital stock that expressly ranks pari passu with the Series B Preferred Stock in liquidation preference, an amount equal to 150% times the stated value of $100 (“Stated Value”), plus any accrued but unpaid dividends, before any distribution or payment will be made to the holders of our Common Stock. Any remaining assets available for distribution will be distributed pro rata among the holders of shares of Series A Preferred Stock, Series B Preferred Stock, Series C Preferred Stock, Series D Preferred Stock and Common Stock.

Dividends. Holders of Series B Preferred Stock will be entitled to receive dividends on shares of Series B Preferred Stock equal (on an as-if-converted-to-Common-Stock basis) to and in the same form as dividends actually paid on shares of the Common Stock when, as and if such dividends are paid on shares of the Common Stock.

Conversion. Each share of Series B Preferred Stock is convertible at the option of the holder into the number of shares of our Common Stock (“Series B Conversion Shares”) calculated by dividing the Stated Value by the Series B Conversion Price (the “Series B Conversion Ratio”), subject to the limitations described below. For such purposes, the “Series B Conversion Price” means $0.45. However, if our Common Stock fails to continue to be listed or quoted for trading on a stock exchange, then the “Series B Conversion Price” will mean the lesser of (i) $0.45, or (ii) the closing sale price of our Common Stock on the trading day immediately preceding the conversion date; provided that the Series B Conversion Price will not be less than a “Floor Price” of $0.05 (subject to standard adjustments based stock splits, stock dividends, stock combinations and the like). Each holder of Series B Preferred Stock is prohibited from converting shares of Series B Preferred Stock if, after giving effect to the issuance of such Series B Conversion Shares, such holder together with the holder’s affiliates would beneficially own more than 4.99% of the outstanding Common Stock (the “Beneficial Ownership Limitation”). A holder of Series B Preferred Stock may increase such Beneficial Ownership Limitation to 9.99% upon notice to us.

Voting. The Series B Preferred Stock will vote on an as-converted basis with our Common Stock as a single class on all matters submitted to a vote of our stockholders other than any proposal to approve the issuance of shares of our Common Stock upon the conversion of Series B Preferred Stock in excess of the Exchange Share Cap or the Individual Holder Share Cap. The shares of Series B Preferred Stock will vote on an as-converted to common stock basis, taking into account the conversion limitations resulting from the Exchange Share Cap and the Individual Holder Share Cap, if and as applicable; however, solely for purposes of determining voting rights, the Conversion Price with respect to each share of Series B Preferred Stock shall be equal to the most recent closing sale price of our Common Stock as of the execution and delivery of the securities purchase agreement pursuant to which such share of Series B Preferred Stock was issued.

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Exchange Share Cap and Individual Holder Share Cap. The holder’s ability to convert Series B Preferred Stock is subject to an “Exchange Share Cap” and an “Individual Holder Share Cap.” Under the Exchange Share Cap, the total number of Series B Conversion Shares issuable upon conversion of outstanding Series B Preferred Stock, when added to all Series B Conversion Shares previously issued upon prior conversions of the Series B Preferred Stock, may not exceed 19.9% of our issued and outstanding Common Stock immediately prior to the date on which shares of Series B Preferred Stock were first issued. Under the Individual Holder Share Cap, the holder of Series B Preferred Stock may not acquire Series B Conversion Shares upon conversion of the Series B Preferred Stock if the total number of shares of Common Stock issuable to the converting holder would result in such holder beneficially owning in excess of 19.9% of the number of shares of Common Stock outstanding immediately after giving effect to the issuance. The Exchange Share Cap and the Individual Holder Share Cap will not apply if we obtain stockholder approval to issue the shares of Common Stock in excess of the applicable cap as required by NYSE American Company Guide Section 713.

Reason for Proposal

Because our Common Stock is listed on the NYSE American, we are subject to NYSE American’s rules and regulations. NYSE American Company Guide Section 713(a) requires a company listed on the NYSE American to obtain stockholder approval prior to the issuance of common stock (or other securities convertible into common stock) when the additional shares will be issued in connection with a transaction, other than a public offering, involving the sale, issuance, or potential issuance of common stock (or securities convertible into common stock) equal to 20% or more of the company’s outstanding stock for less than the greater of book or market value of the stock. NYSE American Company Guide Section 713(b) requires a company listed on the NYSE American to obtain stockholder approval prior to an issuance of securities that will result in a “change of control” of the company. Although NYSE American has not adopted any rule as to what constitutes a “change of control,” a change of control may be deemed to occur when an investor or investor group acquires or has the right to acquire 20% or more of a company’s outstanding common stock or voting power and such ownership or voting power would be the largest ownership position. A “change of control” under NYSE American Company Guide Section 713(b) applies only with respect to the application of such rule and does not constitute a “change of control” for purposes of Nevada law, our organizational documents or any other purpose.

Based on the Series B Conversion Ratio, the Series B Preferred Stock is deemed to be issued for less than the minimum price of our Common Stock on the date of the applicable Securities Purchase Agreement. Also based on the Series B Conversion Ratio, and assuming that the Series B Conversion Price is $0.45, the 50,000 shares of Series B Preferred Stock that we have issued would initially be convertible into 11,100,000 Series B Conversion Shares, which would represent approximately 69.5% of our Common Stock outstanding on the first date on which shares of Series B Preferred Stock were issued. Therefore, the stockholder approval requirements under NYSE American Company Guide Sections 713(a) and (b) would apply to the issuance of the Series B Preferred Stock in the private placement.

As a result, in order to comply with NYSE American Company Guide Sections 713(a) and (b), the Series B Certificate provides that a holder’s ability to convert Series B Preferred Stock to Common Stock is subject to an “Exchange Share Cap” and an “Individual Holder Share Cap.” Under the Exchange Share Cap, the total number of Series B Conversion Shares may not exceed 3,179,269, which also represents 19.9% of our issued and outstanding Common Stock immediately prior to the first issuance of Series B Preferred Stock. Under the Individual Holder Share Cap, no holder of Series B Preferred Stock will have the right to receive Series B Conversion Shares if the issuance of the Series B Conversion Shares would result in the converting holder beneficially owning in excess of 19.9% of the number of shares of our Common Stock outstanding immediately after giving effect to the issuance. Pursuant to the Series B Certificate, the Exchange Share Cap and the Individual Holder Share Cap will not apply if we obtain stockholder approval to issue the shares of our Common Stock exceeding the applicable cap as required by NYSE American Company Guide Section 713.

Stockholder approval of Proposal 6 will constitute stockholder approval for purposes of NYSE American Company Guide Sections 713(a) and (b).

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Potential Adverse Effects of Approval of Proposal 6

If Proposal 6 is approved, the holders of Series B Preferred Stock will be able to convert such shares into our Common Stock without regard to the Exchange Share Cap and the Individual Holder Share Cap, and existing stockholders will suffer significant dilution in their ownership interests in the future upon the issuance of shares of our Common Stock upon conversion of the Series B Preferred Stock.

As of April 14, 2025, assuming the Series B Conversion Price is $0.45, the 50,000 outstanding shares of Series B Preferred Stock would be convertible into approximately 11,100,000 Series B Conversion Shares, which would represent approximately 39.9% of our Common Stock outstanding on a post-Series B conversion basis. If, prior to any conversion, our Common Stock fails to continue to be listed or quoted for trading on a stock exchange, and assuming that the Series B Conversion Price is equal to a Floor Price of $0.05, the 50,000 shares of Series B Preferred Stock would be convertible into approximately 100,000,000 Series B Conversion Shares, which would represent approximately 85.7% of our Common Stock outstanding on a post-Series B conversion basis.

Potential Consequences If Proposal 6 Is Not Approved

If Proposal 6 is not approved, the ability of the holders to convert their Series B Preferred Stock into our Common Stock will continue to be limited by the applicable Exchange Share Cap and the Individual Holder Share Cap. The shares of Series B Preferred Stock that remain outstanding will:

•	continue to rank senior to our Common Stock with respect to the payment of dividends, distributions and payments upon our liquidation, dissolution and winding up; and

•	continue to have a liquidation preference equal to 150% times the Stated Value for each share of our Series A Preferred Stock and the right to participate in the distribution of remaining assets with the holders of our Common Stock on an as-if-converted to common stock basis (disregarding for such purposes any conversion limitations under the Series A Certificate); and

Vote Required

The affirmative vote of the holders of a majority of the shares present in person or represented by proxy and entitled to vote will be required for approval of Proposal 6. The holders of Series B Preferred Stock are not entitled to vote their voting shares of Common Stock underlying the Series B Preferred Stock on Proposal 6, and the shares of our Common Stock outstanding on the record date that were issued upon conversion of or as a dividend on Series B Preferred Stock, if any, will not be taken into account in tabulating the results of Proposal 6.

Recommendation of Board of Directors

THE BOARD RECOMMENDS A VOTE “FOR” THE SERIES B PREFERRED STOCK CONVERSION PROPOSAL.

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PROPOSAL 7

SERIES C PREFERRED STOCK CONVERSION PROPOSAL

We have filed with the Secretary of State of the State of Nevada a Certificate of Designation of Preferences, Rights and Limitations of Series C Convertible Preferred Stock (the “Series C Certificate”), which designated 100,000 shares of our undesignated preferred stock as Series C Convertible Preferred Stock. Our board of directors has approved the issuance and sale of up to 100,000 shares of Series C Preferred Stock at a purchase price equal to $100.00 per share, plus warrants to purchase Common Stock at an exercise price of $0.75 per share in a private placement. As of April 14, 2025, we have issued and sold a total of 7,700 shares of Series C Preferred Stock and 1,540,000 warrants in a private placement. The total number of shares of Series C Preferred Stock and Warrants that we will sell has not been finally determined.

We are seeking stockholder approval, for purposes of complying with Section 713(a) and Section 713(b) of the NYSE American Company Guide, of the issuance of shares of our Common Stock upon conversion or exchange of the Series C Convertible Preferred Stock and exercise of the warrants in excess of the “Exchange Share Cap” and “Individual Holder Share Cap” limitations provided for in the Series C Certificate, which refer to as “Series C Preferred Stock Conversion Proposal.”

Series C Preferred Stock

The following summary of the terms of the Series C Preferred Stock is not complete and is subject to and qualified in its entirety by the provisions of the Series C Certificate, which was filed as an exhibit to the Current Report on Form 8-K filed with the SEC on March 31, 2024.

Liquidation. Upon any liquidation, dissolution or winding-up of the company, the holders of Series C Preferred Stock will be entitled to be paid, on a pari passu basis with any parity securities, including Series A Preferred Stock and Series B Preferred Stock, an amount equal to the stated value of $100 (“Stated Value”), plus any accrued but unpaid dividends, before any distribution or payment will be made to the holders of junior securities, including Series D Preferred Stock and Common Stock. Any remaining assets available for distribution will be distributed pro rata among the holders of shares of Series A Preferred Stock, Series B Preferred Stock, Series C Preferred Stock, Series D Preferred Stock and Common Stock.

Dividends. Holders of Series C Preferred Stock will be entitled to receive dividends (on an as-if-converted-to-Common-Stock basis) equal to and in the same form as dividends actually paid on shares of the Common Stock when, as and if such dividends are paid on shares of the Common Stock.

Conversion. Each share of Series C Preferred Stock is convertible at the option of the holder into the number of shares of our common stock (“Series C Conversion Shares”) calculated by dividing the Stated Value by the Series C Conversion Price (the “Series C Conversion Ratio”), subject to the limitations described below. For such purposes, the Series C Conversion Price means $0.50. Each holder of Series C Preferred Stock is prohibited from converting shares of Series C Preferred Stock if, after giving effect to the issuance of such Series C Conversion Shares, such holder together with the holder’s affiliates would beneficially own more than 4.99% of the outstanding Common Stock (the “Beneficial Ownership Limitation”). A holder of Series C Preferred Stock may increase such Beneficial Ownership Limitation to 9.99% upon notice to us.

Voting. The Series C Preferred Stock will vote with the common stock as a single class on all matters submitted to a vote of our stockholders other than any proposal to approve the issuance of shares of common stock upon the conversion of Series C Preferred Stock in excess of the Exchange Share Cap or the Individual Holder Share Cap. The shares of Series C Preferred Stock will vote on an as-converted to common stock basis, taking into account the conversion limitations resulting from the Exchange Share Cap and the Individual Holder Share Cap, if and as applicable; however, solely for purposes of determining voting rights, the Conversion Price with respect to each share of Series C Preferred Stock shall be equal to the most recent closing sale price of the Common Stock as of the execution and delivery of the securities purchase agreement pursuant to which such share of Series C Preferred Stock was issued.

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Exchange Share Cap and Individual Holder Share Cap. The holder’s ability to convert Series C Preferred Stock will be subject to an “Exchange Share Cap” and an “Individual Holder Share Cap.” Under the Exchange Share Cap, the total number of Series C Conversion Shares issuable upon conversion of outstanding Series C Preferred Stock, when added to all Series C Conversion Shares previously issued upon prior conversions of the Series C Preferred Stock, may not exceed 19.9% of the Company’s issued and outstanding Common Stock as of the date of the Series C Purchase Agreement. Under the Individual Holder Share Cap, the holder of Series C Preferred Stock may not acquire Series C Conversion Shares upon conversion of the Series C Preferred Stock if the total number of shares of Common Stock issuable to the converting holder would result in such holder beneficially owning in excess of 19.9% of the number of shares of Common Stock outstanding immediately after giving effect to the issuance. The Exchange Share Cap and the Individual Holder Share Cap will not apply if we obtain stockholder approval to issue the shares of Common Stock in excess of the applicable cap as required by NYSE American Company Guide Section 713.

Warrants

The warrants are immediately exercisable for shares of our Common Stock at an exercise price is $0.75 per share. The exercise price is subject to standard weighted average anti-dilution protection. The warrants may not be exercised on a cashless basis. The warrants will expire on the 5th anniversary of the issuance date. A holder of the Warrant (together with the holder’s affiliates) may not exercise any portion of the warrant to the extent that the holder would own more than 9.99% of the outstanding shares of our Common Stock immediately after exercise. We may not issue any shares of our Common Stock upon exercise of the warrant to the extent the issuance of such shares would exceed the Exchange Cap (as defined in the Series C Certificate).

Reason for Proposal

NYSE American Company Guide Section 713(a) requires a company listed on the NYSE American to obtain stockholder approval prior to the issuance of common stock (or other securities convertible into common stock) when the additional shares will be issued in connection with a transaction, other than a public offering, involving the sale, issuance, or potential issuance of common stock (or securities convertible into common stock) equal to 20% or more of the company’s outstanding stock for less than the greater of book or market value of the stock. NYSE American Company Guide Section 713(b) requires a company listed on the NYSE American to obtain stockholder approval prior to an issuance of securities that will result in a “change of control” of the company. Although NYSE American has not adopted any rule as to what constitutes a “change of control,” a change of control may be deemed to occur when an investor or investor group acquires or has the right to acquire 20% or more of a company’s outstanding common stock or voting power and such ownership or voting power would be the largest ownership position. A “change of control” under NYSE American Company Guide Section 713(b) applies only with respect to the application of such rule and does not constitute a “change of control” for purposes of Nevada law, our organizational documents or any other purpose.

Based on the Series C Conversion Ratio, the Series C Preferred Stock is deemed to be issued for less than the minimum price of our Common Stock on the date of the applicable Securities Purchase Agreement. Also based on the Series C Conversion Ratio, and assuming that the Series C Conversion Price is $0.50, the 100,000 shares of Series C Preferred Stock that have been approved for issuance by our board of directors would initially be convertible into 20,000,000 Series C Conversion Shares, which would represent approximately 119.7% of our common stock outstanding on the first date on which shares of Series C Preferred Stock were issued. If 100,000 shares of Series C Preferred Stock are sold, the warrants would be exercisable for up to 20,000,000 shares of our Common Stock. Therefore, the stockholder approval requirements under NYSE American Company Guide Sections 713(a) and (b) would apply to the issuance of the Series C Preferred Stock and warrants in the private placement.

As a result, in order to comply with NYSE American Company Guide Sections 713(a) and (b), the Series C Certificate provides that a holder’s ability to convert Series C Preferred Stock to Common Stock is subject to an “Exchange Share Cap” and an “Individual Holder Share Cap.” The warrants are also subject to the Exchange Share Cap. Under the Exchange Share Cap, the total number of Series C Conversion Shares may not exceed 3,341,008, which also represents 19.9% of our issued and outstanding Common Stock immediately prior to the first issuance of Series C Preferred Stock. Under the Individual Holder Share Cap, no holder of Series C Preferred Stock will have the right to receive Series C Conversion Shares if the issuance of the Series C Conversion Shares would result in converting holder beneficially owning in excess of 19.9% of the number of shares of our Common Stock outstanding immediately after giving effect to the issuance. Pursuant to the Series C Certificate, the Exchange Share Cap and the Individual Holder Share Cap will not apply if we obtain stockholder approval to issue the shares of our Common Stock exceeding the applicable cap as required by NYSE American LLC Company Guide Section 713.

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Stockholder approval of Proposal 7 will constitute stockholder approval for purposes of NYSE American Company Guide Sections 713(a) and (b).

Potential Adverse Effects of Approval of Proposal 7

If Proposal 7 is approved, the holders of Series C Preferred Stock will be able to convert such shares into our Common Stock without regard to the Exchange Share Cap and the Individual Holder Share Cap, and existing stockholders will suffer significant dilution in their ownership interests in the future upon the issuance of shares of our Common Stock upon conversion of the Series C Preferred Stock.

As of April 14, 2025, assuming the Series C Conversion Price is $0.50, the 100,000 shares of Series C Preferred Stock that have been approved for issuance and sale by our Board of Directors would be convertible into approximately 20,000,000 Series C Conversion Shares and the warrants would be exercisable for up to 20,000,000 shares of our Common Stock, which in the aggregate would represent approximately 70.5% of our Common Stock outstanding on a post-Series C conversion basis. The total number of shares of Series C Preferred Stock and Warrants that we will sell has not been finally determined.

Potential Consequences If Proposal 7 Is Not Approved

If Proposal 7 is not approved, the ability of the holders to convert their Series C Preferred Stock into our Common Stock will continue to be limited by the applicable Exchange Share Cap and the Individual Holder Share Cap. The shares of Series C Preferred Stock that remain outstanding will:

•	continue to rank senior to our Common Stock with respect to the payment of dividends, distributions and payments upon our liquidation, dissolution and winding up; and
•	continue to have a liquidation preference that entitles the holders of Series C Preferred Stock to (i) first receive out of our assets for distribution upon liquidation an amount equal to the Stated Value for each share of Series C Preferred Stock before any distribution or payment shall be made to the holders of any junior securities, and (ii) then participate in the distribution of remaining assets with the holders of our Series A Preferred Stock, Series B Preferred Stock, Series D Preferred Stock and Common Stock on an as-if-converted to common stock basis.

Vote Required

The affirmative vote of the holders of a majority of the shares present in person or represented by proxy and entitled to vote will be required for approval of Proposal 7. The holders of Series C Preferred Stock are not entitled to vote their voting shares of Common Stock underlying the Series C Preferred Stock on Proposal 7, and the shares of our Common Stock outstanding on the record date that were issued upon conversion of or as a dividend on Series C Preferred Stock, if any, will not be taken into account in tabulating the results of Proposal 7.

Recommendation of Board of Directors

THE BOARD RECOMMENDS A VOTE “FOR” THE SERIES C PREFERRED STOCK CONVERSION PROPOSAL.

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PROPOSAL 8

AUTHORIZED COMMON STOCK INCREASE PROPOSAL

 Overview

 Our Board of Directors has adopted a resolution approving, subject to stockholder approval, an amendment to our Articles of Incorporation (the “Articles of Incorporation”) to increase the authorized number of shares of our Common Stock from 100,000,000 shares to 250,000,000 shares and the corresponding increase in the authorized number of shares of our capital stock from 125,000,000 to 275,000,000. No change to the authorized number of shares of preferred stock is being proposed. The text of the proposed certificate of amendment of our Articles of Incorporation (“Certificate of Amendment”) is attached hereto as Appendix B.

 If stockholders approve this proposal, we expect to file the Certificate of Amendment with the Secretary of State of the State of Nevada as soon as practicable following stockholder approval. Upon filing of the Certificate of Amendment with the Secretary of State of the State of Nevada, section 8.1 of Article 8 of our Articles of Incorporation would read as follows

 “8.1         Authorized Stock.

(a)           The total number of shares of all capital stock which the Corporation shall have the authority to issue is 275,000,000 shares, consisting of (i) 250,000,000 shares of common stock, par value $.001 per share (the “Common Stock”); and (ii) 25,000,000 shares, par value $.001 per share, designated as preferred stock (the “Preferred Stock”).”

The Authorized Common Stock Increase Proposal is not contingent on the approval of any other proposal to be considered at the annual meeting (including, for the avoidance of doubt, the Reverse Stock Split Proposal (Proposal 4)). If both the Authorized Common Stock Increase Proposal and the Reverse Stock Split Proposal are approved by our stockholders and our Board determines to implement the Authorized Common Stock Increase Proposal, we expect to implement the Authorized Common Stock Increase Proposal prior to, if the Board so elects, implementing the Reverse Stock Split Proposal.

Reasons for the Increase in Authorized Shares

 Our Board has determined that it would be in the Company’s best interests and in the best interests of our stockholders to increase the number of authorized shares of Common Stock to allow for the issuance of the maximum shares issuable upon conversion of the outstanding shares of our Preferred Stock that we recently have issued and to provide the Company with greater flexibility to issue our Common Stock as the Board may determine for strategic, corporate and capital raising purposes.

As of the close of business on April 14, 2025, there were 16,713,398 shares of Common Stock issued and outstanding. In addition, as of April 14, 2025, without regard to any conversion or beneficial ownership limitations, there were 14,343,969 shares of Common Stock reserved for issuance pursuant to outstanding warrants;1,500,000 shares of Common Stock issuable upon conversion of convertible notes; 11,791,584 shares of Common Stock issuable upon the conversion of Series A Preferred Stock; 11,100,000 shares of Common Stock issuable upon the conversion of Series B Preferred Stock; 1,540,000 shares of Common Stock issuable upon the conversion of Series C Preferred Stock; 93,750,000 shares of Common Stock issuable upon the conversion of Series D Preferred Stock; 69,892 shares of Common Stock issuable upon the exercise of outstanding stock options; and 1,730,108 shares of Common Stock reserved for future grants under the Plan. Accordingly, we currently do not have a sufficient number of authorized shares of Common Stock to satisfy the total number of shares required to be reserved for issuance, which we currently estimate at 153,000,000. In addition, under the Merger Agreement, we agreed to solicit stockholder votes to approve, among other matters, the authorization of additional shares of our Common Stock under the Articles of Incorporation. This Proposal 8 is intended to fulfill these obligations.

Further, our Board believes it is appropriate to increase our authorized shares of Common Stock so that we have shares of Common Stock available to issue in the future connection with one or more of the following:

•	capital-raising transactions, such as public or private offerings of common stock or convertible securities;
•	strategic acquisitions or investments;
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•	partnerships, collaborations or similar transactions;
•	our equity incentive plan; and
•	other corporate purposes that have not yet been identified.

Other than as set forth above, we have no current definitive plans, arrangements or understandings to issue any additional shares of common stock that would be authorized if this Proposal 8 is approved.

 Effect of the Increase in Authorized Shares

 If the Authorized Common Stock Increase Proposal is adopted and approved by stockholders, the additional shares of our Common Stock would be available for issuance at the discretion of our Board and without further stockholder approval, except as may be required by law or the rules of the NYSE American on which our Common Stock is listed. The additional authorized shares of Common Stock will have rights identical to our current outstanding Common Stock. Holders of our Common Stock do not have preemptive rights.

The issuance of additional shares of our Common Stock will have a dilutive effect on earnings per share and on stockholders’ equity and voting rights. Furthermore, future sales of substantial amounts of our Common Stock, or the perception that these sales might occur, could adversely affect the prevailing market price of our Common Stock or limit our ability to raise additional capital. Stockholders should recognize that if the Authorized Common Stock Increase Proposal is adopted, approved and filed with the Secretary of State of the State of Delaware, they will own a smaller percentage of shares relative to the total authorized shares of the Company than they presently own.

 Although the Authorized Common Stock Increase Proposal has been prompted by business and financial considerations, by increasing the number of authorized but unissued shares of our Common stock, the Authorized Common Stock Increase Proposal could, under certain circumstances, have an anti-takeover effect. For example, our Board might be able to delay or impede a takeover or transfer of control of our Company by causing such additional authorized but unissued shares to be issued to holders who might side with our Board in opposing a takeover bid that the Board determines is not in the best interests of our Company and our stockholders. The Authorized common Stock Increase Proposal could therefore have the effect of discouraging unsolicited takeover attempts. By potentially discouraging the initiation of any such unsolicited takeover attempts, the Authorized Common Stock Increase Proposal could limit the opportunity for our stockholders to dispose of their shares at a higher price generally available in takeover attempts or that may be available under a merger proposal. However, our Board is not aware of any attempt to take control of our Company and the Board did not authorize the Authorized Common Stock Increase Proposal with the intent that it be utilized as a type of anti-takeover device.

Required Vote

 The approval of Proposal 8 will require the affirmative vote of the holders of a majority of the voting power of the shares outstanding on the Record Date.

Recommendation of Board of Directors

THE Board recommends a vote “FOR” the AUTHORIZED COMMON STOCK INCREASE PROPOSAL.

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PROPOSAL 9

Equity Plan Amendment Proposal

Background

The 2021 Equity Incentive Plan of Fresh Vine Wine, Inc. (the “Plan”) was approved by our stockholders in December 2021. The number of shares of our Common Stock initially authorized for issuance under the Plan was 1,800,000. As of April 14, 2025, 69,892 shares of Common Stock are reserved pursuant to outstanding awards under the Plan and 1,730,108 shares are available for further awards under the Plan. We are seeking stockholder approval to amend and restate the Plan to increase the number of shares reserved for issuance by 19,000,000 shares (prior to giving effect to the reverse stock split currently contemplated by us).

If the Reverse Stock Split is approved at the annual meeting and implemented, the number of shares of our Common Stock available under the Plan will be severely limited. The Board believes that the Plan will play an important role in our human resource and business strategy by allowing it to attract, motivate, and retain experienced and highly qualified individuals who are in a position to contribute materially to the success and long-term objectives of the combined company. The Board believes that stock-based compensation fosters and strengthens a sense of proprietorship and personal involvement in the Company’s success. By holding a personal stake in the Company, these individuals are encouraged to devote their best efforts towards the achievement of the Company’s business objectives and success, thereby advancing the interests of the Company and its stockholders. With the approval of the Equity Plan Amendment Proposal, the Company will be able to use equity in its compensation arrangements, and will have an array of equity award design alternatives available to use in structuring those arrangements. The Company is not proposing that any shares be awarded to any specific individuals at this time.

Our Board has approved an amendment and restatement of the Plan to increase the share reserve by providing that the number of shares authorized and reserved for issuance under the Plan for future awards will be 20,800,000. If the Reverse Stock Split Proposal is approved by stockholders and implemented, the actual number of shares of Common Stock to be authorized and reserved for issuance under the Plan will be adjusted to reflect the actual reverse split ratio.

Below is a summary of the Plan, as proposed to be amended and restated. The summary is qualified entirely by reference to the complete text of the Plan, which is attached as Appendix C to this proxy statement.

Description of the Plan

General.    The purpose of the Plan is to increase stockholder value and to advance the Company’s interests by furnishing a variety of economic incentives (“Incentives”) designed to attract, retain and motivate employees, certain key consultants and directors.

Eligibility. Incentives may be granted to our employees or employees of our subsidiaries, members of our Board, and consultants or other independent contractors who provide services to us or our subsidiaries.

Shares Subject to the Plan.    Subject to adjustment, the number of shares of Common Stock which may be issued under the Plan shall not exceed 20,800,000 shares.

The actual number of shares of our Common Stock to be authorized as and reserved for issuance under the Plan will be adjusted to reflect the actual reverse split ratio. If an Incentive granted under the Plan expires or is terminated or canceled unexercised as to any shares of our common stock or forfeited or reacquired by us pursuant to rights reserved upon issuance thereof, such forfeited and reacquired shares may again be issued under the Plan pursuant to another Incentive.

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Administration.    The Plan is administered by our Board or by a compensation committee (the “Committee”) of our Board. The Committee shall consist of at least one director of the Company and shall be appointed from time to time by the Company’s Board. Each member of the Committee shall be (a) a “non-employee director” within the meaning of Rule 16b-3 of the Securities Exchange Act of 1934 (including the regulations promulgated thereunder, the “1934 Act”) (a “Non-Employee Director”), and (b) shall be independent directors under listing rules of the NYSE American or, if Amaze is no longer listed on the NYSE American, then any national securities exchange on which Amaze’s common stock may be listed. The Committee shall have complete authority to award Incentives under the Plan, to interpret the Plan, and to make any other determination which it believes necessary and advisable for the proper administration of the Plan. If at any time there is no compensation committee, the term “Committee,” as used in the Plan, shall refer to the Company’s Board. The Committee or the Board of Directors may delegate to one or more officers the authority to do one or both of the following (i) designate employees who are not officers to be recipients of stock options (and, to the extent permitted by applicable law, other Incentives) and, to the extent permitted by applicable law, the terms of such Incentives (which need not be identical), and (ii) determine the number of shares of our common stock to be subject to such Incentives; provided, however, that (y) the Committee or Board resolutions regarding such delegation shall specify the maximum number of shares of common stock that may be subject to Incentives granted by such officer(s) during any fiscal year, as well as any other limitations on such officer’s authority, and (z) that such officer may not grant an Incentive to himself or herself. Any such Incentives will be granted on the form of Incentive agreement most recently approved for use by the Committee or the Board, unless otherwise provided in the resolutions approving the delegation authority. The officer(s) shall report each Incentive granted pursuant to such delegation of authority at the first meeting of the Company’s Board (or, if applicable, the Committee) following the date of such grant.

Stock Options.    The Committee may grant non-qualified and incentive stock options to eligible employees to purchase shares of our Common Stock. The Plan confers on the Committee discretion, with respect to any such stock option, to determine the term of each option, the time or times during its term when the option becomes exercisable and the number and purchase price of the shares subject to the option. However, the option price per share may not be less than the fair market value of our Common Stock on the grant date, and the term of each option shall not exceed ten years and one day from the grant date. With respect to stock options which are intended to qualify as “incentive stock options” (as defined in Section 422 of the Internal Revenue Code), the aggregate fair market value of the shares with respect to which incentive stock options are exercisable for the first time cannot exceed $100,000. All incentive stock options must be granted within ten years from the earlier of the date of the Plan’s adoption by the Board or approval by our stockholders.

Stock Appreciation Rights.    The Committee may grant stock appreciation rights to eligible participants separately or in tandem with any options. A stock appreciation right or “SAR” is a right to receive, without payment to the Company, a number of shares, cash or any combination thereof, the amount of which is equal to the aggregate amount of the appreciation in the shares of our Common Stock as to which the SAR is exercised. The Committee has the discretion to determine the number of shares as to which a SAR will relate as well as the duration and exercisability of a SAR. The exercise price may not be less than the fair market value of our Common Stock on the grant date.

Stock Awards.    Stock awards consist of the transfer by us to an eligible participant of shares of our Common Stock, with or without other payment, as compensation for services to us. The number of shares transferred pursuant to any stock award is determined by the Committee.

Restricted Stock.    Restricted stock consists of the sale or transfer by us to an eligible participant of one or more shares of our Common Stock that are subject to restrictions on their sale or other transfer by the participant which restrictions will lapse after a period of time as determined by the Committee. If restricted stock is sold to a participant, the sale price will be determined by the Committee, and the price may vary from time to time and among participants and may be less than the fair market value of the shares at the date of sale. Subject to these restrictions and the other requirements of the Plan, a participant receiving restricted stock shall have all of the rights of a stockholder as to those shares.

RSUs.    Restricted stock units represent the right to receive one share of our Common Stock at a future date that has been granted subject to terms and conditions, including a risk of forfeiture, established by the Committee. Dividend equivalents may be granted with respect to any amount of RSUs and either paid at the dividend payment date in cash or in shares of unrestricted stock having a fair market value equal to the amount of such dividends, or deferred with respect to such RSUs and the amount or value thereof automatically deemed reinvested in additional RSUs until the time for delivery of shares pursuant to the terms of the restricted stock unit award. RSUs may be satisfied by delivery of shares of stock, cash equal to the fair market value of the specified number of shares covered by the RSUs, or a combination thereof, as determined by the Committee at the date of grant or thereafter.

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Performance Awards.    A performance award is a right to either a number of shares of our Common Stock, their cash equivalent, or a combination thereof, based on satisfaction of performance goals for a particular period. The right of a participant to exercise or receive a grant or settlement of any Incentive, and the timing thereof, may be subject to such performance conditions as may be specified by the Committee. The Committee may use such business criteria and other measures of performance as it may deem appropriate in establishing any performance conditions, and may exercise its discretion to change the amounts payable under any Incentive subject to performance conditions.

Transferability of Incentives.    Incentives granted under the Plan may not be transferred, pledged or assigned by the holder thereof except, in the event of the holder’s death, by will or the laws of descent and distribution or pursuant to a qualified domestic relations order. However, non-qualified stock options may be transferred by the holder thereof to certain family members or related entities.

Duration, Termination and Amendment of the Incentive Plan and Incentives.    The Plan will remain in effect until all Incentives granted under the Plan have been satisfied or terminated and all restrictions on shares issued under the Plan have lapsed. The Plan will terminate no later than ten (10) years from the date of the later of (x) December 9, 2021 (the “Effective Date” of the Plan) and (y) the date an increase in the number of shares reserved for issuance under the Plan is approved by the Company’s Board (so long as such increase is also approved by our stockholders). The Board may amend or discontinue the Plan at any time. However, no such amendment or discontinuance may adversely change or impair a previously granted Incentive without the consent of the recipient thereof. Certain Plan amendments require stockholder approval, including amendments which would increase the maximum number of shares of common stock which may be issued to all participants under the Plan, change the class of persons eligible to receive Incentives under the Plan, or materially increase the benefits accruing to participants under the Plan. Generally, the terms of an existing Incentive may be amended by agreement between the Committee and the participant. However, in the case of a stock option or SAR, no such amendment shall (a) without stockholder approval, lower the exercise price of a previously granted stock option or SAR when the exercise price per share exceeds the fair market value of the underlying shares in exchange for another Incentive or cash or take any other action with respect to a stock option that may be treated as a re-pricing under the federal securities laws or generally accepted accounting principles, or (b) extend the term of the Incentive, with certain exceptions.

Effect of Sale, Merger, Exchange or Liquidation.    Unless otherwise provided in the agreement for an Incentive, in the event of an acquisition of Amaze through the sale of substantially all of Amaze’s assets or through a merger, exchange, reorganization or liquidation or a similar event, the Committee has broad discretion to take any and all action it deems equitable under the circumstances, including but not limited to terminating the Plan and all Incentives and issuing to the holders of outstanding vested options and SARs the stock, securities or assets they would have received if the Incentives had been exercised immediately before the transaction, or other specified actions.

Plan Benefits

The amount and timing of all awards under the Plan are determined in the sole discretion of the Committee and therefore cannot be determined in advance. As a result, the total benefits that will be received by any particular person or group under the Plan are not determinable at this time.

Vote Required

The affirmative vote of the holders of a majority of the voting power of the shares present in person or represented by proxy and entitled to vote on the matter is required for approval of Proposal 9.

Recommendation of Board of Directors

THE BOARD RECOMMENDS A VOTE “FOR” THE EQUITY PLAN AMENDMENT PROPOSAL.

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PROPOSAL 10

ELOC ISSUANCE PROPOSAL

We are seeking stockholder approval, for purposes of complying with Section 713(a) of the NYSE American Company Guide, of the issuance of 20% or more of our issued and outstanding Common Stock pursuant to the Purchase Agreement.

Background

The following summary of the Purchase Agreement is not complete and qualified in its entirety by reference to the full text of the Purchase Agreement, which is attached as an exhibit to the Current Report on Form 8-K filed with the SEC on May 7, 2025.

On May 6, 2025, we entered into a securities purchase agreement (the “Purchase Agreement”) with C/M Capital Master Fund, LP (the “Purchaser”). Under the Purchase Agreement, we have the right, but not the obligation, to sell to the Purchaser, and the Purchaser is obligated to purchase, up to the lesser of (i) $35 million of newly issued shares (the “Purchase Shares”) of our Common Stock and (ii) the Exchange Cap (as defined below), subject to certain conditions and limitations contained in the Purchase Agreement, from time to time during the term of the Purchase Agreement.

Beginning on the date (the “Commencement Date”) that all of the applicable conditions under the Purchase Agreement are satisfied, including the effectiveness of a resale registration statement covering the Purchaser’s resale of Common Stock pursuant to the terms of the Purchase Agreement, and ending on the date that is thirty-six (36) months following the Commencement Date (the “Term”), we will have the right, in our sole discretion, to cause the Purchaser to purchase shares of Common Stock from time to time by timely delivering a written notice to the Purchaser.

The timing and volume of sales of Common Stock to the Purchaser during the Term will be subject to our sole discretion. Actual sales of shares of Common Stock to the Purchaser will depend on a variety of factors to be determined by us from time to time, including, among others, market conditions, the trading price of our Common Stock and determinations by us as to the appropriate sources of funding for the company and our operations.

During the Term, on any business day on which the previous business day’s closing sale price of the Common Stock is not less than $0.20 (the “Purchase Date”), we may direct the Purchaser to purchase a specified number of shares of Common Stock (a “Fixed Purchase”) not to exceed $500,000 under any single Fixed Purchase, at a purchase price equal to the lesser of 95% of (i) the daily volume weighted average price (the “VWAP”) of the Common Stock for the five business days immediately preceding the applicable Purchase Date for such Fixed Purchase and (ii) the lowest sales price of a share of Common Stock on the business day immediately prior to such applicable Purchase Date.

In addition, during the Term, on any business day on which the previous business day’s closing sale price of the Common Stock is not less than $0.20 and such business day is also the Purchase Date for a Fixed Purchase of a number of shares of Common Stock not less than the applicable Fixed Purchase Share Limit (as defined in the Purchase Agreement) (the “VWAP Purchase Date”), we may also direct the Purchaser to purchase an additional number of shares of Common Stock in an amount up to the applicable VWAP Purchase Share Amount (as defined in the Purchase Agreement) (a “VWAP Purchase”) at a purchase price equal to the lesser of 95% of (i) the closing price of a share of Common Stock on the business day immediately prior to such applicable VWAP Purchase Date and (ii) the lowest sale price of the Common Stock for the period beginning at the VWAP Purchase Commencement Time (as defined in the Purchase Agreement) and ending at the VWAP Purchase Termination Time (as defined in the Purchase Agreement).

There is no upper limit on the price per share paid by the Purchaser. Except for certain exempt issuances, if we sell any securities within three business days after a Purchase Date or VWAP Purchase Date at a price per share (the “New Issuance Price”) less than the price to be paid by the Purchaser in the Fixed Purchase or VWAP Purchase, then the purchase price for such applicable Fixed Purchase or VWAP Purchase will be reduced to the New Issuance Price, subject to the terms and conditions set forth in the Purchase Agreement.

Under applicable NYSE American rules, we may not issue to the Purchaser more than 3,464,880 shares of Common Stock, which number represents 19.99% of the total number of shares of Common Stock outstanding as of the date of the Purchase Agreement (the “Exchange Cap”), unless (i) we obtain stockholder approval of the issuance of such additional shares or (ii) the price paid for shares of Common Stock issued under the Purchase Agreement is equal to or greater than the applicable Base Price, which is the closing sale price of a share of Common Stock on the NYSE American immediately prior to our timely delivery of a written notice to the Purchaser for a Fixed Purchase or a VWAP Purchase relating to such shares.

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Moreover, we may not issue or sell any shares of Common Stock to the Purchaser under the Purchase Agreement which, when aggregated with all other shares of Common Stock then beneficially owned by the Purchaser and its affiliates, would result in the Purchaser beneficially owning more than 4.99% of the outstanding shares of Common Stock (or 9.99% at the election of the Purchaser upon prior notice to us).

The net proceeds from sales of Common Stock to the Purchaser under the Purchase Agreement will depend on the frequency and prices at which we sell shares of Common Stock to the Purchaser. We expect to use any net proceeds from such sales for working capital and other general corporate purposes.

As consideration for the Purchaser’s execution and delivery of the Purchase Agreement, we agreed to issue to the Purchaser (i) on the date of the Purchase Agreement, 543,501 shares of Common Stock and (ii) after the date of the Purchase Agreement, a number of shares of Common Stock equal to $262,500, issuable on a pro rata basis simultaneously with the delivery of any Purchase Shares under the Purchase Agreement (the “Commitment Shares”).

In connection with the Purchase Agreement, we entered into a registration rights agreement with the Purchaser, pursuant to which we agreed to file a registration statement on Form S-1 with the SEC covering the resale of the shares of Common Stock issued or issuable under the Purchase Agreement within 30 calendar days after the date of the Purchase Agreement.

Reason for Proposal

Because our Common Stock is listed on the NYSE American, we are subject to NYSE American‘s rules and regulations. We are seeking stockholder approval of the ELOC Issuance Proposal in order to comply with NYSE American Company Guide Section 713(a).

NYSE American Company Guide Section 713(a) requires stockholder approval when shares will be issued in connection with a transaction, other than a public offering, involving the sale, issuance, or potential issuance of common stock (or securities convertible into common stock) equal to 20% or more of the issuer’s outstanding stock for less than the Minimum Price (as defined therein). Based upon NYSE American Company Guide Section 713(a), we cannot issue in excess of 3,464,880 shares of our Common Stock, unless (i) we obtain stockholder approval to exceed the Exchange Cap or (ii) the issuances of Common Stock pursuant to the Purchase Agreement are made at or above the applicable Base Price. Pursuant to the terms of the Purchase Agreement, stockholder approval to issue shares in excess of the Exchange Cap is required as a condition to the Purchaser’s obligation under the Purchase Agreement to purchase additional shares of Common Stock once the Exchange Cap is reached (to the extent the Exchange Cap is applicable).

Our Board of Directors has determined that the Purchase Agreement and our ability to issue shares of our Common Stock pursuant to the equity line thereunder in excess of the Exchange Cap is in the best interests of our company and stockholders as the Purchase Agreement provides us with a reliable source of capital for working capital and general corporate purposes.

Our Board of Directors is not seeking the approval of our stockholders to authorize our entry into the Purchase Agreement, as the Purchase Agreement has already been executed. In order to retain maximum flexibility to issue and sell up to the maximum of $35,000,000 of shares of Common Stock, we are seeking stockholder approval to issue, pursuant to the Purchase Agreement, 20% or more of our issued and outstanding common stock as of May 5, 2025 (the date immediately preceding the execution of the Purchase Agreement).

Potential Adverse Effects of Approval of Proposal 10

If Proposal 10 is approved, each additional share of our Common Stock that would be issuable to the Purchaser would have the same rights and privileges as each share of our currently outstanding Common Stock. The issuance of shares of our Common Stock to the Purchaser pursuant to the terms of the Purchase Agreement will not affect the rights of the holders of our outstanding Common Stock, but such issuances will have a dilutive effect on the existing stockholders, including the voting power and economic rights of the existing stockholders, and may result in a decline in our stock price or greater price volatility. Further, any sales in the public market of our shares of Common Stock issuable to the Purchaser could adversely affect prevailing market prices of our Common Stock.

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Potential Consequences if Proposal 10 is Not Approved

If our stockholders do not approve the ELOC Issuance Proposal, we will be limited in our ability to sell to shares of Common Stock under the Purchase Agreement that the Purchaser has committed to purchase pursuant to the Purchase Agreement, thereby preventing us from raising significant amount of funds under the Purchase Agreement. Accordingly, if stockholder approval of the ELOC Issuance Proposal is not obtained, we may need to seek alternative sources of financing, which financing may not be available on advantageous terms, or at all, and which may result in the incurrence of additional transaction expenses. Our ability to successfully implement our business plan and growth strategies and ultimately generate value for our stockholders is dependent on our ability to maximize capital raising opportunities.

Vote Required

The affirmative vote of the holders of a majority of the shares present in person or represented by proxy and entitled to vote will be required for approval of Proposal 10.

Recommendation of Board of Directors

THE BOARD RECOMMENDS A VOTE “FOR” THE ELOC ISSUANCE PROPOSAL.

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PROPOSAL 11

Adjournment Proposal

Our Board believes that if there are insufficient votes at the annual meeting to adopt and approve any one or more of the foregoing proposals described in this proxy statement, it may be in the best interests of the stockholders to enable our Board to continue to seek to obtain a sufficient number of additional votes.

In the Adjournment Proposal, we are asking stockholders to authorize the holder of any proxy solicited by our Board to vote in favor of adjourning the annual meeting or any adjournment or postponement thereof. If our stockholders approve this proposal, we could adjourn the annual meeting, and any adjourned session of the annual meeting, to use the additional time to solicit additional proxies in favor of any one or more of the foregoing proposals, each as described in this proxy statement.

Additionally, approval of the Adjournment Proposal could mean that, in the event we have not received sufficient votes to adopt and approve any one or more of the foregoing proposals, or we have received proxies indicating that a majority of the votes to be cast by holders of our Common Stock will vote against any one or more of the foregoing proposals, we could adjourn the annual meeting without a vote on any such proposals and use the additional time to solicit the holders of those shares to change their vote in favor of any such proposals.

Vote Required

The affirmative vote of the holders of a majority of the voting power of the shares present in person or represented by proxy and entitled to vote on the matter is required for approval of Proposal 11.

Recommendation of Board of Directors

THE BOARD RECOMMENDS A VOTE “FOR” THE ADJOURNMENT PROPOSAL.

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EXECUTIVE OFFICERS

Our Executive Officers

The following table sets forth certain information concerning our executive officers as of April 14, 2025.

Name	Position(s)	Age
Michael Pruitt	Interim Chief Executive Officer and Director	65
Keith Johnson	Interim Chief Financial Officer and Secretary	67
Rick Nechio	President and Head of Sales	47

Biographical information for our Interim Chief Executive Officer and director, Michael Pruitt, is included with the director biographies under “Board Nominees” in Proposal 1.

Keith Johnson is an accomplished senior executive and corporate officer with experience in business and technology management, accounting systems, financial controls, business development and management intelligence. Most recently, Mr. Johnson served as Chief Financial Officer of Watertech Equipment & Sales until 2020. Previously, Mr. Johnson served as the Manager of Business Development for Hudson Technologies from November 2012 through September 2013. From August 2010 through November 2012, Mr. Johnson was President of Efficiency Technologies, Inc., the wholly owned operating subsidiary of Efftec International, Inc. He was the President and Chief Executive Officer of YRT² (Your Residential Technology Team) in Charlotte, North Carolina since 2004. Mr. Johnson has a BS in Accounting from Fairfield University in Fairfield, Connecticut. Mr. Johnson serves on the board of directors of Amergent Hospitality Group Inc. and as chairman of its audit committee and a member of its compensation committee. Mr. Johnson previously served on the board of directors of Chanticleer from April 2007 through March 31, 2020 and also served as the chairman of its audit committee and a member of its compensation committee.

Rick Nechio is a co-founder of the Company who served as Chief Marketing Officer from its inception through July 2021, has served as its President since August 2021 and served as interim Chief Executive Officer from June 2022 until April 25, 2023. Mr. Nechio currently serves as President and Head of Sales. Mr. Nechio also served as a director of the Company until February 20, 2023. Mr. Nechio was also a Founding Partner of Appellation Brands LLC and served as a Founding Partner of Nechio & Novak, LLC, and has served as Chairman of Nechio Network, a brand accelerator formed in 2016. Prior the Company’s inception, Mr. Nechio served as Vice President Business Development for FitVine Wine from February 2017 to February 2019, and held various positions at Anheuser-Busch InBev, including North American Zone Director Transit from January 2015 to January 2017, Director Retail Development, Trade Relations and Trade Communications from October 2011 to December 2014, and Director, National Retail Sales from May 2010 to October 2011. Mr. From 2007 to 2010, Mr. Nechio piloted an Anheuser-Busch USA High End chain selling program for the Stella Artois brand. Mr. Nechio was also part of the team that developed the Michelob Ultra disruptive brand strategy. Mr. Nechio holds a Bachelor of Science, Business Administration degree from University Veiga de Almeida and has completed an Executive Education Program, Driving Profitability Growth offered by Harvard Business School.

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EXECUTIVE COMPENSATION

This section provides an overview of the compensation of (i) each individual who served as our principal executive officer during 2024, (ii) our two most highly compensated other executive officers who were serving as executive officers at the end of 2024 and who received total compensation of more than $100,000 during such year, and (iii) up to two additional individuals that would have qualified under clause (ii) above but for the fact that they were not serving as executive officers at the end of 2024. We refer to these individuals as our “named executive officers.” Our named executive officers are:

•        Michael Pruitt, Interim Chief Executive Officer;

•        Roger Cockroft, former Chief Executive Officer; and

•        Rick Nechio, President and Head of Sales.

Summary Compensation Table

The following table sets forth the compensation awarded to, earned by or paid to our named executive officers in respect of their service to us during fiscal years 2024, 2023, and 2022.

Name and principal Position	Year	Salary	Bonus	Stock Awards(4)			Option Awards		Non-equity incentive plan compensation	All other compensation(8)	Total compensation
Michael Pruitt(1)	2024	$40,000	$0	$			$0		$0	$20,000	$60,000
Interim Chief Executive Officer	2023	$—	$0		$8,780	(5)	$0		$0	0	$8,780
Roger Cockroft(2)	2024	$—	$—		$—		$—		$—	$—	$—
Former Chief Executive Officer	2023	$53,125	$0		$379,726	(6)	$241,431	(7)	$0	$0	$674,282
Rick Nechio(3)	2024	$150,000	$0		$0		$0		$0	$0	$150,000
President and Head of Sales	2023	$150,000	$0		$0		$0		$0	$0	$150,000

(1)	Michael Pruitt was appointed interim Chief Executive Officer on July 19, 2023 .

(2)	Roger Cockroft served as Chief Executive Officer from April 25, 2023 to July 14, 2023.

(3)	Rick Nechio has served as President since August 2021 and served as interim Chief Executive Officer from June 13, 2022 until April 25, 2023. Mr. Nechio currently serves as President and Head of Sales.

(4)	These amounts represent compensation expense recognized for financial statement purposes under ASC Topic 718. For a discussion of the assumptions relating to our valuations of these stock awards and stock options, please see Note 9 to the interim financial statements included in this prospectus. These amounts reflect our accounting expense for these stock awards and stock options and do not correspond to the actual value that may be recognized by the named executive officer.

(5)	Reflects the grant date fair value of 20,000 restricted stock award granted on April 1, 2023 in connection with service on the Board of Directors. The amount reported represents compensation expense recognized for financial statement purposes under ASC Topic 718. 5,000 shares vested immediately, 5,000 vested 7/1/2023, 5,000 vested 10/1/2023 and 5,000 vested 1/1/2024.

(6)	Reflects the grant date fair value of 463,917 shares of restricted stock and a restricted stock unit with a target payout amount equal to $154,726, each of which was granted on April 25, 2023.

(7)	Reflects the grant date fair value of a 1,000,000 share stock option granted on April 25, 2023.

(8)	Reflects compensation paid for services as a director.

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Narrative Disclosure to Summary Compensation Table

We do not have employment agreements with our current named executive officers, including Mr. Pruitt, our Chief Executive Officer, and Rick Nechio, our President. Because the Company faced liquidity and other operational difficulties in the fiscal years in question, the Board’s focus has been on conserving Company resources. Therefore, no stock awards or option awards were granted to our named executive officers in 2024.

Fresh Vine Wine, Inc. 2021 Equity Incentive Plan

We have adopted our 2021 Equity Incentive Plan (the “2021 Plan”). The 2021 Plan authorizes the granting of stock-based awards to purchase up to 1,800,000 shares of our common stock. Under the 2021 Plan, our Board of Directors or a committee of one or more non-employee directors designated by our board will administer the 2021 Plan and will have the power to make awards, to determine when and to whom awards will be granted, the form of each award, the amount of each award, and any other terms or conditions of each award consistent with the terms of the 2021 Plan. Awards may be made to our employees, directors and consultants. The types of awards that may be granted under the 2021 Plan will include incentive and non-qualified stock options, restricted and unrestricted stock, restricted and unrestricted stock units, stock appreciation rights, performance units and other stock-based awards. Each award agreement will specify the number and type of award, together with any other terms and conditions as determined by the Board of Directors or committee in their sole discretion.

Outstanding Equity Awards at Fiscal Year-End Table

The following table sets forth certain information regarding outstanding equity awards held by the named executive officers as of December 31, 2024:

	Options						Restricted Stock Units
	Grant Date	Number of Securities Underlying Options Exercisable	Number of Securities Underlying Options Unexercisable	Option Exercise Price		Option Expiration Date	Number of Units of Stock That Have Not Vested	Market Value Of Units of Stock That Have Not Vested
Michael Pruitt	4/1/2023	—	—	$	N/A	N/A	5,000	2,195
Roger Cockroft	N/A	—	—	$	N/A	N/A	—	—
Rick Nechio	11/30/21	—	375,001		$10.00	11/30/2031	N/A	N/A

Equity Compensation Plan Information

We maintain 2021 Plan, which, as of December 31, 2024 is approved to grant up to an aggregate of 1,800,000 shares of our common stock. The purpose of the 2021 Plan is to increase stockholder value and to advance the interests of the Company by furnishing a variety of economic incentives designed to attract, retain and motivate employees, certain key consultants and directors of the Company. Incentives may consist of opportunities to purchase or receive shares of our common stock or other incentive awards. At December 31, 2024, 69,892 shares were reserved for issuance pursuant to outstanding options, and 1,730,108 shares remained available for issuance pursuant to future grants. The 2021 Plan was approved by our stockholders.

The following table sets forth certain information as of December 31, 2024 with respect to the 2021 Plan.

Plan Category	Number of Securities to be Issued Upon Exercise of Outstanding Options, Warrants and Rights (A)	Weighted- Average Exercise Price of Outstanding Options, Warrants and Rights (B)	Number of Securities Remaining Available for Future Issuances Under Equity Compensation Plans (Excluding Securities Reflected in Column(A))
Equity Compensation Plans Approved by Security Holders:
2021 Equity Incentive Plan Total	69,892	$3.04	1,730,108

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OWNERSHIP OF CERTAIN BENEFICIAL OWNERS AND MANAGEMENT

The following table sets forth information with respect to the beneficial ownership of our Common Stock, Series A Preferred Stock, Series B Preferred Stock, Series C Preferred Stock, and Series D Preferred Stock as of the record date for (a) each person, or group of affiliated persons, known by us to own beneficially more than 5% of our outstanding shares of Common Stock, Series A Preferred Stock, Series B Preferred Stock, Series C Preferred Stock, and Series D Preferred Stock (b) each of our directors and director nominees, (c) each of our “named executive officers” as identified in the summary compensation table, and (d) all of our directors, director nominees and executive officers as a group.

Beneficial ownership is determined in accordance with SEC rules. In general, under these rules a beneficial owner of a security includes any person who, directly or indirectly, through any contract, arrangement, understanding, relationship or otherwise has or shares voting power or investment power with respect to such security. A person is also deemed to be a beneficial owner of a security if that person has the right to acquire beneficial ownership of such security within 60 days, taking into account any conversion or exercise restrictions, including the Share Exchange Cap and Beneficial Ownership Limitation. To our knowledge, except as otherwise indicated, and subject to applicable community property laws, the persons named in the table have sole voting and investment power with respect to all common stock beneficially owned by that person.

The percentage of beneficial ownership shown in the table is based on 16,713,398 shares of Common Stock, 9,350 shares of Series A Preferred Stock, 50,000 shares of Series B Preferred Stock, 7,700 shares of Series C Preferred Stock, and 750,000 shares of Series D Preferred Stock outstanding as of the record date for the annual meeting.

Except as otherwise noted below, the address for each person or entity listed in the table is c/o Amaze Holdings, Inc., 2901 West Coast Highway, Newport Beach, CA 92663.

Name of Beneficial Owner	Shares of Common Stock Beneficially Owned	% of Common Stock	Shares of Series A Preferred Stock Beneficially Owned	% of Series A Preferred Stock	Shares of Series B Preferred Stock Beneficially Owned	% of Series B Preferred Stock	Shares of Series C Preferred Stock Beneficially Owned	% of Series C Preferred Stock	Shares of Series D Preferred Stock Beneficially Owned	% of Series D Preferred Stock
Directors and Executive Officers
Michael D. Pruitt	30,000	*	--	--	--	--	--	--	--	--
Keith Johnson	--	--	--	--	--	--	--	--	--	--
Rick Nechio(1)	1,573,472	9.41%	--	--	--	--	--	--	--	--
Eric Doan	30,000	*	--	--	--	--	--	--	--	--
Brad Yacullo	30,000	*	--	--	--	--	--	--	--	--
David Yacullo	30,000	*	--	--	--	--	--	--	--	--
Aaron Day(2)	1,112,422	4.99%	--	--	--	--	--	--	44,637	5.95%
Peter Deutschman(3)	625,000	3.60%	--	--	--	--	----	--	5,000	*
Amrapali Gan	--	--	--	--	--	--	--	--	--	--
Sandra Hawkins	--	--	--	--	--	--	--	--	--
Directors, nominees and executive officers as a group (10 people)	3,430,894	18.59%	0	0%	0	0%	0	0%	49,637	6.62%
5% and Greater Stockholders
CSS, LLC(4)	1,010,096	5.69%	--	--	--	--	--	--	--	--
Stephen Edgar Apolant(5)	798,811	4.99%	5,000	53%	--	--	--	--	--	--
EROP Enterprises, LLC(6)	839,084	5.02%	4,350	47%	--	--	--	--	--	--
Nina Dobrev(7)	1,450,622	8.68%	0	0%	--	--	--	--	--	--
Julianne Hough(8)	1,207,574	7.23%	0	0%	--	--	--	--	--	--

____________

*        Less than 1%

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(1)	According to Schedule 13D/A filed on February 7, 2024, Rick Nechio has sole voting and dispositive power over the shares beneficially owned by him. The address of Mr. Nechio is P.O. Box 5215, Mooresville, NC 28117.
(2)	Consists of 44,137 shares of Series D Preferred Stock held directly and 500 shares of Series D Preferred Stock held by the Day Family Trust dated August 20, 2020, of which Aaron E. Day and Elizabeth B. Day serve as trustees, which shares may be converted into an aggregate of 5,579,625 shares of Common Stock, subject to a 4.99% beneficial ownership limitation and other conversion restrictions in the Series D Preferred Stock and accordingly, not all shares underlying such Series D Preferred Stock are reflected in the table as being beneficially owned.
(3)	Consists of 5,000 shares of Series D Preferred Stock which may be converted into an aggregate of 625,000 shares of Common Stock, subject to a 4.99% beneficial ownership limitation and other conversion restrictions in the Series D Preferred Stock.
(4)	According to Schedule 13G/A filed on February 9, 2024, consists of warrants to purchase 1,010,096 shares of common stock. CSS, LLC has sole voting and dispositive power over the shares beneficially owned by it. The address of CSS, LLC is 175 W. Jackson Blvd., Suite 440, Chicago, IL 60604.
(5)	According to Schedule 13G/A filed on July 26, 2024, consists of: (i) 125,899 shares of Common Stock held by NYF Group, Inc., (ii) 564,101 shares of Common Stock held by Equity Markets ADV LLC, and (iii) 108,811 shares of Common Stock issuable upon conversion of Series A Preferred Stock held by NYF Group Inc. Mr. Apolant holds 5,000 shares of Series A Preferred Stock which may be converted into an aggregate of 5,000,000 shares of Common Stock plus 1,378,667 Dividend Shares, subject to a 4.99% beneficial ownership limitation and other conversion restrictions in the Series A Preferred Stock and accordingly, not all shares underlying such Series A Preferred Stock are reflected in the table as being beneficially owned. Mr. Apolant is the sole owner of NYF Group, Inc., and Equity Markets ADV LLC and has sole voting and dispositive power over the shares beneficially owned by him. The address of Mr. Apolant is 98 Cuttermill Road, Suite 441 S, Great Neck, NY 11021.
(6)	Consists of 839,084 shares of Common Stock. EROP Enterprises holds 4,350 shares of Series A Preferred Stock which may be converted into an aggregate of 4,350,000 shares of Common Stock plus 1,191,250 Dividend Shares, subject to a 4.99% beneficial ownership limitation and other conversion restrictions in the Series A Preferred Stock and accordingly, not all shares underlying such Series A Preferred Stock are reflected in the table as being beneficially owned. The address of EROP Enterprises, LLC is 30000 Millcreek Avenue, Suite 375, Alpharetta, GA 30022
(7)	Consists of shares held by the Nina Dobrev Trust dated September 17, 2018, of which Nina Dobrev serves as trustee. Ms. Dobrev has sole voting and dispositive power with respect to the shares held by the Nina Dobrev Trust.
(8)	Consists of shares held by Jaybird Investments, LLC, a limited liability company wholly-owned by Julianne Hough. Ms. Hough has sole voting and dispositive power with respect to the shares held by Jaybird Investments, LLC.

Assuming all of the proposals to be voted at this annual meeting are approved by our stockholders, on a pro forma basis (assuming automatic conversion of the Series D Preferred Stock), the Company will experience a “change in control” and former holders of Series D Preferred Stock are expected to own approximately 84.87% of our issued and outstanding Common Stock as of the date of the annual meeting.

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Related Party Transactions

We have adopted a policy with respect to the review, approval and ratification of related party transactions. Under the policy, our audit committee is responsible for reviewing and approving related party transactions. In the course of its review and approval of related party transactions, our audit committee will consider the relevant facts and circumstances to decide whether to approve such transactions.

Transactions with Related Persons

In addition to the compensation arrangements discussed in this Proxy Statement under the caption “Executive Compensation,” the following is a description of each transaction since January 1, 2024 and each currently proposed transaction in which:

• we have been or are to be a participant;

• the amount involved exceeds or will exceed $120,000; and

• any of our directors, executive officers, or holders of more than 5% of our capital stock, or any immediate family member of, or person sharing the household with any of these individuals had or will have a direct or indirect material interest.

Director and Officer Indemnification Agreements

We have entered into indemnification agreements (the “Indemnification Agreements”) with each of our current and former officers and directors. The Indemnification Agreements clarify and supplement indemnification provisions already contained in the Company’s bylaws (the “Bylaws”) and generally provide that the Company shall indemnify the indemnitees to the fullest extent permitted by applicable law, subject to certain exceptions, against expenses, judgments, fines and other amounts actually and reasonably incurred in connection with their service as a director or officer and also provide for rights to advancement of expenses and contribution.

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DELINQUENT SECTION 16(a) REPORTS

Section 16(a) of the Securities Exchange Act of 1934, as amended, requires our officers and directors, and persons who own more than ten percent of a registered class of our equity securities, to file electronically reports of ownership and changes in ownership of such securities with the SEC. Based on review of the copies of Forms 3 and 4 (and amendments thereto, if any) filed electronically with the SEC during the year ended December 31, 2024 and Forms 5 (and amendments thereto, if any) filed electronically with the SEC with respect to such year, or written representations that no Forms 5 were required, there were no delinquent Section 16(a) Reports during the year ended December 31, 2024.

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STOCKHOLDERS PROPOSALS FOR 2026 ANNUAL MEETING

Proposals by stockholders (other than director nominations) that are submitted for inclusion in our proxy statement for our 2026 annual stockholders’ meeting must follow the procedures set forth in Rule 14a-8 under the Securities Exchange Act of 1934, as amended, and our Bylaws. To be timely under Rule 14a-8, a stockholder proposal must be received by our Secretary at 2901 West Coast Highway, Suite 200, Newport Beach, CA 92663, by January 8, 2026. However, if the date of our 2026 annual stockholders’ meeting is changed by more than 30 days from the date of the annual meeting, then the deadline for submitting a stockholder proposal will be a reasonable time before we begin to print and send our proxy materials for our 2026 annual stockholders’ meeting, which deadline will be disclosed prior to such in one of our SEC filings.

Under our Bylaws, if a stockholder does not submit a proposal for inclusion in our proxy statement but does wish to propose an item of business to be considered at our annual stockholders’ meeting (including director nominations), that stockholder must have given timely notice of the proposal in writing to the Secretary of the Company. To be timely, a stockholder’s notice must be delivered to or mailed and received at the principal executive offices of the Company not less than 120 calendar days before the date in the current fiscal year that corresponds to the date in the preceding fiscal year on which the Company’s notice of meeting and related proxy statement were released to stockholders in connection with the previous year’s annual meeting of stockholders, except that if no meeting was held in the immediately preceding year or if the date of the annual meeting in the current year varies by more than 30 calendar days’ from the corresponding date of such meeting in the preceding fiscal year, such notice by the stockholder proposing business to be brought before the meeting of the stockholders must be received not less than 30 days prior to the date of the current year’s annual meeting; provided, that in the event that less than 40 days’ notice of the date of the meeting is given to stockholders, to be timely, a stockholder’s notice of business to be brought before the meeting must be so received not later than the close of business on the 10th day following the day on which such notice of the date of the annual meeting was mailed.

In addition, stockholders who intend to solicit proxies in support of director nominees other than our nominees must provide in their notice any additional information required by Rule 14a-19(b) under the Exchange Act.

Notices of stockholder proposals and stockholder nominations for directors must comply with the informational and other requirements set forth in our Bylaws as well as applicable statutes and regulations. Due to the complexity of the respective rights of the stockholders and our Company in this area, any stockholder desiring to propose actions or nominate directors is advised to consult with his or her legal counsel with respect to such rights. We suggest that any such proposal be submitted by certified mail return receipt requested.

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DISCRETIONARY PROXY VOTING AUTHORITY/
UNTIMELY STOCKHOLDER PROPOSALS

Rule 14a-4(c) promulgated under the Securities and Exchange Act of 1934 governs the use of our discretionary proxy voting authority with respect to a stockholder proposal that the stockholder has not sought to include in our proxy statement. The Rule provides that if a proponent of a proposal fails to notify us of the proposal at least 45 days before the date of mailing of the prior year’s proxy statement, then the management proxies will be allowed to use their discretionary voting authority when the proposal is raised at the meeting, without any discussion of the matter in the proxy statement.

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HOUSEHOLDING OF MATERIALS

Some banks, brokers and other nominee record holders may be participating in the practice of “householding” proxy statements and annual reports. This means that only one copy of our proxy statement may have been sent to multiple Company stockholders in each household unless otherwise instructed by such Company stockholders. We will deliver promptly a separate copy of the proxy statement to any Company stockholder upon written or oral request to our Corporate Secretary, at Amaze Holdings, Inc. 2901 West Coast Highway, Suite 200, Newport Beach, CA 92663, telephone: 855-766-9463. Any Company stockholder wishing to receive separate copies of our proxy statement or annual report to Company stockholders in the future, or any Company stockholder who is receiving multiple copies and would like to receive only one copy per household, should contact the Company stockholder’s bank, broker, or other nominee record holder, or the Company stockholder may contact us at the above address and phone number.

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OTHER MATTERS

The Board of Directors does not know of any matters that may be presented to the meeting by others. If other matters come before the meeting, it is the intent of the persons named in the enclosed proxy to vote the proxy in accordance with their best judgment.

By Order of the Board of Directors

/s/ Michael Pruitt

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APPENDIX A

FORM OF AMENDMENT TO ARTICLES OF INCORPORATION

(REVERSE STOCK SPLIT PROPOSAL)

CERTIFICATE OF AMENDMENT

TO

ARTICLES OF INCORPORATION

Amaze Holdings, Inc., a corporation duly organized and existing under the General Corporation Law of the State of Nevada (the “Corporation”), does hereby certify that:

1. The name of this Corporation is Amaze Holdings, Inc.

2. Pursuant to Sections 78.385 and 78.390 of the Nevada Revised Statutes, Section 8.1 of Article 8 of the Articles of Incorporation is hereby amended by inserting at the end of subsection (a) the following new subsection (b) as follows:

“(b) On the effective date of this Certificate of Amendment (the “Effective Time”), each [ ] shares of the Corporation’s Common Stock issued and outstanding immediately prior to the Effective Time shall be reclassified and combined into one (1) validly issued, fully paid and non-assessable share of the Corporation’s Common Stock automatically and without any further action by the Corporation or the holder thereof, subject to the treatment of fractional share interests as described below (the “Reverse Stock Split”). The Corporation shall not issue to any holder a fractional share of Common Stock on account of the Reverse Stock Split. Rather, any fractional share of Common Stock resulting from such change shall be rounded upward to the nearest whole share of Common Stock. The Reverse Stock Split shall occur whether or not certificates that immediately prior to the Effective time represented shares of Common Stock are surrendered to the Corporation or its transfer agent.

3. The vote by which the stockholders holding shares in the corporation entitling them to exercise at least a majority of the voting power, or such greater proportion of the voting power as may be required in the case of a vote by classes or series, or as may be required by the provisions of the articles of incorporation have voted in favor of the amendment is: ________.

4. Except as amended hereby, all other provisions of the Articles of Incorporation shall remain in full force and effect.

5. This Certificate of Amendment shall be deemed effective upon its filing with the Secretary of State of the State of Nevada.

IN WITNESS WHEREOF, the Corporation has caused this Certificate of Amendment to be signed by its Chief Executive Officer of this Corporation as of ________________, 2025.

AMAZE HOLDINGS, INC.

By: ________________________

Michael Pruitt

Its: Chief Executive Officer

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APPENDIX B

FORM OF AMENDMENT TO ARTICLES OF INCORPORATION

(AUTHORIZED COMMON STOCK INCREASE PROPOSAL)

CERTIFICATE OF AMENDMENT

TO

ARTICLES OF INCORPORATION

AMAZE HOLDINGS, INC., a corporation organized and existing under the laws of the State of Nevada (the “Corporation”), hereby certifies as follows:

1. The name of this Corporation is Amaze Holdings, Inc.

2. Pursuant to Sections 78.385 and 78.390 of the Nevada Revised Statutes, Section 8.1 of Article 8 of the Articles of Incorporation is hereby amended as follows:

“8.1       Authorized Stock.

(a)         The total number of shares of all stock which the Corporation shall have authority to issue is 275,000,000 shares, consisting of (i) 250,000,000 shares of common stock, par value $0.001 per share (the “Common Stock”), and (ii) 25,000,000 shares, par value $0.001 per share, designated as preferred stock (the “Preferred Stock”).

3. The vote by which the stockholders holding shares in the corporation entitling them to exercise at least a majority of the voting power, or such greater proportion of the voting power as may be required in the case of a vote by classes or series, or as may be required by the provisions of the articles of incorporation have voted in favor of the amendment is: ________.

4. Except as amended hereby, all other provisions of the Articles of Incorporation shall remain in full force and effect.

IN WITNESS WHEREOF, the Corporation has caused this Certificate of Amendment to be signed by its Chief Executive Officer of this Corporation as of ____________, 2025.

AMAZE HOLDINGS, INC.

By: ________________________

Michael Pruitt

Its: Chief Executive Officer

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APPENDIX C

FRESH VINE WINE, INC.

AMENDED AND RESTATED 2021 EQUITY INCENTIVE PLAN

(As amended and restated effective [•], 2025)

TABLE OF CONTENTS

1. Purpose	3
2. Administration	3
3. Eligible Participants	3
4. Types of Incentives	3
5. Shares Subject to the Plan	4
5.1. Number of Shares	4
5.2. Cancellation	4
5.3. Type of Common Stock	4
5.4. Limitation on Awards Granted to Non-Employee Directors	4
6. Stock Options	4
6.1. Price	4
6.2. Number	5
6.3. Duration and Time for Exercise	5
6.4. Manner of Exercise	5
6.5. Incentive Stock Options	5
7. Stock Appreciation Rights	6
7.1. Price	6
7.2. Number	6
7.3. Duration	6
7.4. Exercise	6
7.5. Issuance of Shares Upon Exercise	6
8. Stock Awards, Restricted Stock and Restricted Stock Units	7
8.1. Number of Shares	7
8.2. Sale Price	7
8.3. Restrictions	7
8.4. Enforcement of Restrictions	8
8.5. End of Restrictions	8
8.6. Rights of Holders of Restricted Stock and Restricted Stock Units	8
8.7. Settlement of Restricted Stock Units	8
8.8. Dividend Equivalents	8

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9. Performance Awards	8
10. General	9
10.1. Plan Effective Date and Stockholder Approval; Termination of Plan	9
10.2. Duration	9
10.3. Non-transferability of Incentives	9
10.4. Effect of Termination or Death	9
10.5. Restrictions under Securities Laws	9
10.6. Adjustment	10
10.7. Incentive Plans and Agreements	10
10.8. Withholding	10
10.9. No Continued Employment, Engagement or Right to Corporate Assets	11
10.10. Payments Under Incentives	11
10.11. Amendment of the Plan	11
10.12. Amendment of Agreements for Incentives; No Repricing	11
10.13. Sale, Merger, Exchange or Liquidation	11
10.14. Definition of Fair Market Value	12
10.15. Definition of Grant Date	13
10.16. Compliance with Code Section 409A	13

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FRESH VINE WINE, INC.

AMENDED AND RESTATED 2021 EQUITY INCENTIVE PLAN

1. Purpose. The purpose of the Amended and Restated 2021 Equity Incentive Plan (the “Plan”) of Fresh Vine Wine, Inc., a Nevada corporation (the “Company”), is to increase stockholder value and to advance the interests of the Company by furnishing a variety of economic incentives (“Incentives”) designed to attract, retain and motivate employees, certain key consultants and directors of the Company. Incentives may consist of opportunities to purchase or receive shares of common stock, $0.001 par value, of the Company (“Common Stock”) or other incentive awards on terms determined under this Plan.

2. Administration. The Plan shall be administered by the board of directors of the Company (the “Board of Directors”) or by a stock option or compensation committee (the “Committee”) of the Board of Directors. The Committee shall consist of at least one director of the Company and shall be appointed from time to time by the Board of Directors. Each member of the Committee shall be (a) a “non-employee director” within the meaning of Rule 16b-3 of the Securities Exchange Act of 1934 (including the regulations promulgated thereunder, the “1934 Act”) (a “Non-Employee Director”), and (b) shall be independent directors under listing rules of the NYSE American or, if the Company is no longer listed on the NYSE American, then any national securities exchange on which the Company’s common stock may be listed. The Committee shall have complete authority to award Incentives under the Plan, to interpret the Plan, and to make any other determination which it believes necessary and advisable for the proper administration of the Plan. The Committee’s decisions and matters relating to the Plan shall be final and conclusive on the Company and its participants. If at any time there is no stock option or compensation committee, the term “Committee”, as used in the Plan, shall refer to the Board of Directors. The Committee or the Board of Directors may delegate to one or more officers the authority to do one or both of the following (i) designate employees who are not officers to be recipients of Stock Options (and, to the extent permitted by applicable law, other Incentives) and, to the extent permitted by applicable law, the terms of such Incentives (which need not be identical), and (ii) determine the number of shares of Common Stock to be subject to such Incentives; provided, however, that (y) the Committee or Board of Director resolutions regarding such delegation shall specify the maximum number of shares of Common Stock that may be subject to Incentives granted by such officer(s) during any fiscal year, as well as any other limitations on such officer’s authority, and (z) that such officer may not grant an Incentive to himself or herself. Any such Incentives will be granted on the form of Incentive agreement most recently approved for use by the Committee or the Board of Directors, unless otherwise provided in the resolutions approving the delegation authority. The officer(s) shall report each Incentive granted pursuant to such delegation of authority at the first meeting of the Board of Directors (or, if applicable, the Committee) following the date of such grant.

3. Eligible Participants. Officers of the Company, employees of the Company or its subsidiaries, members of the Board of Directors, and consultants or other independent contractors who provide services to the Company or its subsidiaries shall be eligible to receive Incentives under the Plan when designated by the Committee. Participants may be designated individually or by groups or categories (for example, by pay grade) as the Committee deems appropriate. Participation by officers of the Company or its subsidiaries and any performance objectives relating to such officers must be approved by the Committee. Participation by others and any performance objectives relating to others may be approved by groups or categories (for example, by pay grade) and authority to designate participants who are not officers and to set or modify such targets may be delegated.

4. Types of Incentives. Incentives under the Plan may be granted in any one or a combination of the following forms: (a) incentive stock options and non-statutory stock options (Section 6); (b) stock appreciation rights (“SARs”) (Section 7); (c) stock awards (Section 8); (d) restricted stock (Section 8); restricted stock units (Section 8) and performance awards (Section 9). Subject to the specific limitations provided in this Plan, payment of Incentives may be in the form of cash, Common Stock or combinations thereof as the Committee shall determine, and with such other restrictions as it may impose.

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5. Shares Subject to the Plan.

5.1. Number of Shares. Subject to adjustment as provided in Section 10.6, the number of shares of Common Stock which may be issued under the Plan shall not exceed 20,800,000 shares of Common Stock. Shares of Common Stock that are issued under the Plan or are subject to Incentives awarded under the Plan will be applied to reduce the maximum number of shares of Common Stock remaining available for issuance under the Plan.

5.2. Cancellation. If an Incentive granted under the Plan expires or is terminated or canceled unexercised as to any shares of Common Stock or forfeited or reacquired by the Company pursuant to rights reserved upon issuance thereof, such forfeited and reacquired shares may again be issued under the Plan pursuant to another Incentive. If any Shares subject to an Incentive granted under the Plan are withheld or applied as payment in connection with the exercise of an Incentive (including the withholding of shares on the exercise of a stock option or the exercise of an SAR that is settled in shares) or the withholding or payment of taxes related thereto, such shares shall not again be available for grant under the Plan.

5.3. Type of Common Stock. Common Stock issued under the Plan in connection with Incentives will be authorized and unissued shares.

5.4. Limitation on Awards Granted to Non-Employee Directors. No member of the Board of Directors who is not also an employee of the Company may be granted any Incentive or Incentives that exceed in the aggregate $500,000 in value (such value computed as of the date of grant in accordance with applicable financial accounting rules) in any calendar year (provided that service solely as a director, or payment of a fee for such services, will not cause a director to be considered an “employee” for purposes of this Section 5.4). The foregoing limit shall not apply to any Incentive made pursuant to any election by the directors to receive an Incentive in lieu of all or a portion of annual and committee retainers and meeting fees that are otherwise required to be paid in cash.

6. Stock Options. A stock option is a right to purchase shares of Common Stock from the Company. Each stock option granted by the Committee under this Plan shall be subject to the following terms and conditions:

6.1. Price. The option price per share shall be determined by the Committee, subject to adjustment under Section 10.6. Notwithstanding the foregoing sentence, the option price per share shall not be less than the Fair Market Value (as defined in Section 10.14) of the Common Stock on the Grant Date (as defined in Section 10.15).

6.2. Number. The number of shares of Common Stock subject to a stock option shall be determined by the Committee, subject to adjustment as provided in Section 10.6. The number of shares of Common Stock subject to a stock option shall be reduced in the same proportion that the holder thereof exercises an SAR if any SAR is granted in conjunction with or related to the stock option.

6.3. Duration and Time for Exercise. Subject to earlier termination as provided in Section 10.3, the term of each stock option shall be determined by the Committee but shall not exceed ten years and one day from the Grant Date. Each stock option shall become exercisable at such time or times during its term as shall be determined by the Committee at the time of grant. The Committee may accelerate the exercisability of any stock option. Subject to the first sentence of this paragraph, the Committee may extend the term of any stock option to the extent provided in Section 10.4.

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6.4. Manner of Exercise. A stock option may be exercised, in whole or in part, by giving written notice to the Company, specifying the number of shares of Common Stock to be purchased and accompanied by the full purchase price for such shares. The option price shall be payable (a) in United States dollars upon exercise of the option and may be paid by cash, uncertified or certified check or bank draft; (b) unless otherwise provided in the option agreement, by delivery of shares of Common Stock in payment of all or any part of the option price, which shares shall be valued for this purpose at the Fair Market Value on the date such option is exercised; or (c) unless otherwise provided in the option agreement, by instructing the Company to withhold from the shares of Common Stock issuable upon exercise of the stock option shares of Common Stock in payment of all or any part of the exercise price and/or any related withholding tax obligations consistent with Section 10.8, which shares shall be valued for this purpose at the Fair Market Value or in such other manner as may be authorized from time to time by the Committee. Before the issuance of shares of Common Stock upon the exercise of a stock option, a participant shall have no rights as a stockholder.

6.5. Incentive Stock Options. Notwithstanding anything in the Plan to the contrary, the following additional provisions shall apply to the grant of stock options which are intended to qualify as Incentive Stock Options (as such term is defined in Code Section 422):

(a)   The aggregate Fair Market Value (determined as of the time the option is granted) of the shares of Common Stock with respect to which Incentive Stock Options are exercisable for the first time by any participant during any calendar year (under all of the Company’s plans) shall not exceed $100,000. The determination will be made by taking Incentive Stock Options into account in the order in which they were granted. If such excess only applies to a portion of an Incentive Stock Option, the Committee, in its discretion, will designate which shares will be treated as shares to be acquired upon exercise of an Incentive Stock Option.

(b) Any option agreement for an Incentive Stock Option under the Plan shall contain such other provisions as the Committee shall deem advisable, but shall in all events be consistent with and contain all provisions required in order to qualify the options as Incentive Stock Options.

(c)   All Incentive Stock Options must be granted within ten years from the earlier of the date on which this Plan was adopted by Board of Directors or the date this Plan was approved by the stockholders.

(d) Unless sooner exercised, all Incentive Stock Options shall expire no later than ten years after the Grant Date.

(e)   The option price for Incentive Stock Options shall be not less than the Fair Market Value of the Common Stock subject to the option on the Grant Date.

(f)   If Incentive Stock Options are granted to any participant who, at the time such option is granted, would own (within the meaning of Code Section 422) stock possessing more than 10% of the total combined voting power of all classes of stock of the employer corporation or of its parent or subsidiary corporation, (i) the option price for such Incentive Stock Options shall be not less than 110% of the Fair Market Value of the Common Stock subject to the option on the Grant Date and (ii) such Incentive Stock Options shall expire no later than five years after the Grant Date.

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7. Stock Appreciation Rights. An SAR is a right to receive, without payment to the Company, a number of shares of Common Stock, the amount of which is determined pursuant to the formula set forth in Section 7.5. An SAR may be granted (a) with respect to any stock option granted under this Plan, either concurrently with the grant of such stock option or at such later time as determined by the Committee (as to all or any portion of the shares of Common Stock subject to the stock option), or (b) alone, without reference to any related stock option. Each SAR granted by the Committee under this Plan shall be subject to the following terms and conditions:

7.1. Price. The exercise price per share of any SAR granted without reference to a stock option shall be determined by the Committee, subject to adjustment under Section 10.6. Notwithstanding the foregoing sentence, the exercise price per share shall not be less than the Fair Market Value of the Common Stock on the Grant Date.

7.2. Number. Each SAR granted to any participant shall relate to such number of shares of Common Stock as shall be determined by the Committee, subject to adjustment as provided in Section 10.6. In the case of an SAR granted with respect to a stock option, the number of shares of Common Stock to which the SAR relates shall be reduced in the same proportion that the holder of the option exercises the related stock option.

7.3. Duration. Subject to earlier termination as provided in Section 10.3, the term of each SAR shall be determined by the Committee but shall not exceed ten years and one day from the Grant Date. Unless otherwise provided by the Committee, each SAR shall become exercisable at such time or times, to such extent and upon such conditions as the stock option, if any, to which it relates is exercisable. The Committee may in its discretion accelerate the exercisability of any SAR. Subject to the first sentence of this paragraph, the Committee may extend the term of any SAR to the extent provided in Section 10.4.

7.4. Exercise. An SAR may be exercised, in whole or in part, by giving written notice to the Company, specifying the number of SARs which the holder wishes to exercise. Upon receipt of such written notice, the Company shall, within 90 days thereafter, deliver to the exercising holder certificates for the shares of Common Stock or cash or both, as determined by the Committee, to which the holder is entitled pursuant to Section 7.5.

7.5. Issuance of Shares Upon Exercise. The number of shares of Common Stock which shall be issuable upon the exercise of an SAR shall be determined by dividing:

(a)   the number of shares of Common Stock as to which the SAR is exercised multiplied by the amount of the appreciation in such shares (for this purpose, the “appreciation” shall be the amount by which the Fair Market Value of the shares of Common Stock subject to the SAR on the exercise date exceeds (1) in the case of an SAR related to a stock option, the purchase price of the shares of Common Stock under the stock option or (2) in the case of an SAR granted alone, without reference to a related stock option, an amount which shall be determined by the Committee at the time of grant, subject to adjustment under Section 10.6); by

(b) the Fair Market Value of a share of Common Stock on the exercise date.

No fractional shares of Common Stock shall be issued upon the exercise of an SAR; instead, the holder of the SAR shall be entitled to receive a cash adjustment equal to the same fraction of the Fair Market Value of a share of Common Stock on the exercise date or to purchase the portion necessary to make a whole share at its Fair Market Value on the date of exercise.

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8. Stock Awards, Restricted Stock and Restricted Stock Units. A stock award consists of the transfer by the Company to a participant of shares of Common Stock, with or without other payment therefor, as additional compensation for services to the Company. A share of restricted stock consists of shares of Common Stock which are sold or transferred by the Company to a participant at a price, if any, determined by the Committee and subject to restrictions on their sale or other transfer by the participant. Restricted stock units represent the right to receive shares of Common Stock at a future date. The transfer of Common Stock pursuant to stock awards, !the transfer or sale of restricted stock and restricted stock units shall be subject to the following terms and conditions:

8.1. Number of Shares. The number of shares to be transferred or sold by the Company to a participant pursuant to a stock award or as restricted stock, or the number of shares that may be issued pursuant to a restricted stock unit, shall be determined by the Committee.

8.2. Sale Price. The Committee shall determine the price, if any, at which shares of restricted stock shall be sold to a participant, which may vary from time to time and among participants and which may be below the Fair Market Value of such shares of Common Stock at the date of sale.

8.3. Restrictions. All shares of restricted stock transferred or sold by the Company hereunder, and all restricted stock units granted hereunder, shall be subject to such restrictions as the Committee may determine, including, without limitation any or all of the following:

(a)   a prohibition against the sale, transfer, pledge or other encumbrance of the shares of restricted stock, or the delivery of shares pursuant to restricted stock units, such prohibition to lapse at such time or times as the Committee shall determine (whether in annual or more frequent installments, at the time of the death, disability or retirement of the holder of such shares, or otherwise);

(b) a requirement that the holder of shares of restricted stock or restricted stock units forfeit, or (in the case of shares sold to a participant) re-sell back to the Company at his or her cost, all or a part of such shares in the event of termination of his or her employment, service on the Board of Directors or consulting engagement during any period in which such shares are subject to restrictions; and

(c)   such other conditions or restrictions as the Committee may deem advisable.

8.4. Enforcement of Restrictions. In order to enforce the restrictions imposed by the Committee pursuant to Section 8.3, the participant receiving restricted stock or restricted stock units shall enter into an agreement with the Company setting forth the conditions of the grant. Shares of restricted stock shall be registered in the name of the participant and deposited, together with a stock power endorsed in blank, with the Company. Each such certificate shall bear a legend that refers to the Plan and the restrictions imposed under the applicable agreement. At the Committee’s election, shares of restricted stock may be held in book entry form subject to the Company’s instructions until any restrictions relating to the restricted stock grant lapse.

8.5. End of Restrictions. Subject to Section 10.5, at the end of any time period during which the shares of restricted stock are subject to forfeiture and restrictions on transfer, such shares will be delivered free of all restrictions to the participant or to the participant’s legal representative, beneficiary or heir. Subject to Section 10.5, upon the lapse or waiver of restrictions applicable to restricted stock units, or at a later time specified in the agreement governing the grant of restricted stock units, any shares derived from the restricted stock units shall be issued and delivered to the holder of the restricted stock units.

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8.6. Rights of Holders of Restricted Stock and Restricted Stock Units. Subject to the terms and conditions of the Plan, each participant receiving restricted stock shall have all the rights of a stockholder with respect to shares of stock during any period in which such shares are subject to forfeiture and restrictions on transfer, including without limitation, the right to vote such shares. Any holder of restricted stock units shall not be, and shall not have rights and privileges of, a stockholder with respect to any shares that may be derived from the restricted stock units unless and until such shares have been issued.

8.7. Settlement of Restricted Stock Units. Restricted stock units may be satisfied by delivery of shares of stock, cash equal to the Fair Market Value of the specified number of shares covered by the restricted stock units, or a combination thereof, as determined by the Committee at the date of grant or thereafter.

8.8. Dividend Equivalents. In connection with any award of restricted stock units, the Committee may grant the right to receive cash, shares of stock or other property equal in value to dividends paid with respect to the number of shares represented by the restricted stock units (“Dividend Equivalents”). Unless otherwise determined by the Committee at the date of grant, any Dividend Equivalents that are granted with respect to any award of restricted stock units shall be either (a) paid with respect to such restricted stock units at the dividend payment date in cash or in shares of unrestricted stock having a Fair Market Value equal to the amount of such dividends, or (b) deferred with respect to such restricted stock units and the amount or value thereof automatically deemed reinvested in additional restricted stock units until the time for delivery of shares (if any) pursuant to the terms of the restricted stock unit award.

9. Performance Awards. The right of a participant to exercise or receive a grant or settlement of any Incentive, and the timing thereof, may be subject to such performance conditions as may be specified by the Committee (such an Incentive is referred to as a “Performance Award”). The Committee may use such business criteria and other measures of performance as it may deem appropriate in establishing any performance conditions, and may exercise its discretion to change the amounts payable under any Incentive subject to performance conditions.

10. General.

10.1. Plan Effective Date and Stockholder Approval; Termination of Plan. The Plan shall become effective on the Effective Date, subject to subsequent approval within twelve (12) months of its adoption by the Board by stockholders of the Company eligible to vote in the election of directors, by a vote sufficient to meet the requirements of Code Section 422, Rule 16b-3 under the Exchange Act (if applicable), applicable requirements of any stock exchange, if any, and other laws, regulations, and obligations of the Company applicable to the Plan. Awards may be granted subject to stockholder approval, but may not be exercised or otherwise settled in the event stockholder approval is not obtained. The Plan shall terminate no later than ten (10) years from the date of the later of (x) the Effective Date and (y) the date an increase in the number of shares reserved for issuance under the Plan is approved by the Board (so long as such increase is also approved by the stockholders).

10.2. Duration. The Plan shall remain in effect until all Incentives granted under the Plan have either been satisfied by the issuance of shares of Common Stock or the payment of cash or been terminated under the terms of the Plan and all restrictions imposed on shares of Common Stock in connection with their issuance under the Plan have lapsed. No Incentives may be granted under the Plan after the tenth anniversary of the Effective Date of the Plan.

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10.3. Non-transferability of Incentives. No stock option, SAR, restricted stock or stock award may be transferred, pledged or assigned by the holder thereof (except, in the event of the holder’s death, by will or the laws of descent and distribution to the limited extent provided in the Plan or the Incentive, or pursuant to a qualified domestic relations order as defined by the Code or Title I of the Employee Retirement Income Security Act, or the rules thereunder), and the Company shall not be required to recognize any attempted assignment of such rights by any participant. Notwithstanding the preceding sentence, stock options (other than stock options intended to qualify as Incentive Stock Options pursuant to Section 6.5) may be transferred by the holder thereof to the holder’s spouse, children, grandchildren or parents (collectively, the “Family Members”), to trusts for the benefit of Family Members, to partnerships or limited liability companies in which Family Members are the only partners or stockholders, or to entities exempt from federal income taxation pursuant to Code Section 501(c)(3). During a participant’s lifetime, a stock option may be exercised only by him or her, by his or her guardian or legal representative or by the transferees permitted by this Section 10.3.

10.4. Effect of Termination or Death. If a participant ceases to be an employee of or consultant to the Company for any reason, including death or disability, any Incentives may be exercised or shall expire at such times as may be set forth in the agreement, if any, applicable to the Incentive, or otherwise as determined by the Committee; provided, however, the term of an Incentive may not be extended beyond the term originally prescribed when the Incentive was granted, unless the Incentive satisfies (or is amended to satisfy) the requirements of Code Section 409A, including the rules and regulations promulgated thereunder (together, “Code Section 409A”); and provided further that the term of an Incentive may not be extended beyond the maximum term permitted under this Plan.

10.5. Restrictions under Securities Laws. Notwithstanding anything in this Plan to the contrary: (a) the Company may, if it shall determine it necessary or desirable for any reason, at the time of award of any Incentive or the issuance of any shares of Common Stock pursuant to any Incentive, require the recipient of the Incentive, as a condition to the receipt thereof or to the receipt of shares of Common Stock issued pursuant thereto, to deliver to the Company a written representation of present intention to acquire the Incentive or the shares of Common Stock issued pursuant thereto for his or her own account for investment and not for distribution; and (b) if at any time the Company further determines, in its sole discretion, that the listing, registration or qualification (or any updating of any such document) of any Incentive or the shares of Common Stock issuable pursuant thereto is necessary on any securities exchange or under any federal or state securities or blue sky law, or that the consent or approval of any governmental regulatory body is necessary or desirable as a condition of, or in connection with the award of any Incentive, the issuance of shares of Common Stock pursuant thereto, or the removal of any restrictions imposed on such shares, such Incentive shall not be awarded or such shares of Common Stock shall not be issued or such restrictions shall not be removed, as the case may be, in whole or in part, unless such listing, registration, qualification, consent or approval shall have been effected or obtained free of any conditions not acceptable to the Company.

10.6. Adjustment. In the event of any recapitalization, stock dividend, stock split, combination of shares or other change in the Common Stock, the number of shares of Common Stock then subject to the Plan, including shares subject to outstanding Incentives, and the other numbers of shares of Common Stock provided in the Plan, shall be adjusted in proportion to the change in outstanding shares of Common Stock. In the event of any such adjustments, the purchase price of any option, the performance objectives of any Incentive, and the shares of Common Stock issuable pursuant to any Incentive shall be adjusted as and to the extent appropriate, in the discretion of the Committee, to provide participants with the same relative rights before and after such adjustment.

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10.7. Incentive Plans and Agreements. Except in the case of stock awards, the terms of each Incentive shall be stated in a plan or agreement approved by the Committee. The Committee may also determine to enter into agreements with holders of options to reclassify or convert certain outstanding options, within the terms of the Plan, as Incentive Stock Options or as non-statutory stock options and in order to eliminate SARs with respect to all or part of such options and any other previously issued options. The Committee shall communicate the key terms of each award to the participant promptly after the Committee approves the grant of such award.

10.8. Withholding.

(a)   The Company shall have the right to withhold from any payments made under the Plan or to collect as a condition of payment, any taxes required by law to be withheld. If so permitted by the Committee at the time of the award of any Incentive or at a later time, at any time when a participant is required to pay to the Company an amount required to be withheld under applicable income tax laws in connection with a distribution of Common Stock or upon exercise of an option or SAR or upon vesting of restricted stock, the participant may satisfy this obligation in whole or in part by electing (the “Election”) to have the Company withhold, from the distribution or from such shares of restricted stock, shares of Common Stock having a value up to the minimum amount of withholding taxes required to be collected on the transaction. The value of the shares to be withheld shall be based on the Fair Market Value of the Common Stock on the date that the amount of tax to be withheld shall be determined (“Tax Date”).

(b) Each Election must be made before the Tax Date. The Committee may disapprove of any Election, may suspend or terminate the right to make Elections, or may provide with respect to any Incentive that the right to make Elections shall not apply to such Incentive. An Election is irrevocable.

10.9. No Continued Employment, Engagement or Right to Corporate Assets. No participant under the Plan shall have any right, because of his or her participation, to continue in the employ of the Company for any period of time or to any right to continue his or her present or any other rate of compensation. Nothing contained in the Plan shall be construed as giving an employee, a consultant, such persons’ beneficiaries or any other person any equity or interests of any kind in the assets of the Company or creating a trust of any kind or a fiduciary relationship of any kind between the Company and any such person.

10.10. Payments Under Incentives. Payment of cash or distribution of any shares of Common Stock to which a participant is entitled under any Incentive shall be made as provided in the Incentive. Except as permitted under Section 10.17, payments and distributions may not be deferred under any Incentive unless the deferral complies with the requirements of Code Section 409A.

10.11. Amendment of the Plan. The Board of Directors may amend, modify, suspend, discontinue or terminate the Plan at any time. However, no such amendment or discontinuance shall adversely change or impair, without the consent of the recipient, an Incentive previously granted. Further, any amendment or modification that (a) increases the total number of shares available for issuance pursuant to Incentives granted under the Plan (except as contemplated by the provisions of Section 10.6 relating to a recapitalization, stock dividend, stock split, combination of shares or other change in the Common Stock), or (b) requires the approval of the Company’s shareholders pursuant to any applicable law, regulation or securities exchange rule or listing requirement, shall be subject to approval by the Company’s stockholders.

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10.12. Amendment of Agreements for Incentives; No Repricing. Except as otherwise provided in this Section 10.12 or Section 10.17, the terms of an existing Incentive may be amended by agreement between the Committee and the participant. Notwithstanding the foregoing sentence, in the case of a stock option or SAR, no such amendment shall (a) without stockholder approval, lower the exercise price of a previously granted stock option or SAR, cancel a stock option or SAR when the exercise price per share exceeds the Fair Market Value of the underlying shares in exchange for another Incentive or cash, or take any other action with respect to a stock option that may be treated as a repricing under the federal securities laws or generally accepted accounting principles; or (b) extend the term of the Incentive, except as provided in Sections 10.4 and 10.17.

10.13. Sale, Merger, Exchange or Liquidation. Unless otherwise provided in the agreement for an Incentive, in the event of an acquisition of the Company through the sale of substantially all of the Company’s assets or through a merger, exchange, reorganization or liquidation of the Company or a similar event as determined by the Committee (collectively a “transaction”), the Committee shall be authorized, in its sole discretion, to take any and all action it deems equitable under the circumstances, including but not limited to any one or more of the following:

(a)   providing that the Plan and all Incentives shall terminate and the holders of (i) all outstanding vested options shall receive, in lieu of any shares of Common Stock they would be entitled to receive under such options, such stock, securities or assets, including cash, as would have been paid to such participants if their options had been exercised and such participant had received Common Stock immediately before such transaction (with appropriate adjustment for the exercise price, if any), (ii) SARs that entitle the participant to receive Common Stock shall receive, in lieu of any shares of Common Stock each participant was entitled to receive as of the date of the transaction pursuant to the terms of such Incentive, if any, such stock, securities or assets, including cash, as would have been paid to such participant if such Common Stock had been issued to and held by the participant immediately before such transaction, and (iii) any Incentive under the Employment Agreement which does not entitle the participant to receive Common Stock shall be equitably treated as determined by the Committee.

(b) providing that participants holding outstanding vested Common Stock based Incentives shall receive, with respect to each share of Common Stock issuable pursuant to such Incentives as of the effective date of any such transaction, at the determination of the Committee, cash, securities or other property, or any combination thereof, in an amount equal to the excess, if any, of the Fair Market Value of such Common Stock on a date within ten days before the effective date of such transaction over the option price or other amount owed by a participant, if any, and that such Incentives shall be cancelled, including the cancellation without consideration of all options that have an exercise price below the per share value of the consideration received by the Company in the transaction.

(c)   providing that the Plan (or replacement plan) shall continue with respect to Incentives not cancelled or terminated as of the effective date of such transaction and provide to participants holding such Incentives the right to earn their respective Incentives on a substantially equivalent basis (taking into account the transaction and the number of shares or other equity issued by such successor entity) with respect to the equity of the entity succeeding the Company by reason of such transaction.

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(d) providing that all unvested, unearned or restricted Incentives, including but not limited to restricted stock for which restrictions have not lapsed as of the effective date of such transaction, shall be void and deemed terminated, or, in the alternative, for the acceleration or waiver of any vesting, earning or restrictions on any Incentive.

The Board of Directors may restrict the rights of participants or the applicability of this Section 10.13 to the extent necessary to comply with Section 16(b) of the 1934 Act, the Code or any other applicable law or regulation. The grant of an Incentive award pursuant to the Plan shall not limit in any way the right or power of the Company to make adjustments, reclassifications, reorganizations or changes of its capital or business structure or to merge, exchange or consolidate or to dissolve, liquidate, sell or transfer all or any part of its business or assets.

10.14. Definition of Fair Market Value. For purposes of this Plan, the “Fair Market Value” of a share of Common Stock at a specified date shall, unless otherwise expressly provided in this Plan, be the amount which the Committee determines in good faith to be 100% of the fair market value of such a share as of the date in question. Notwithstanding the foregoing:

(a)   If such shares are listed on a U.S. securities exchange, then Fair Market Value shall be determined by reference to the last sale price of a share of Common Stock on such U.S. securities exchange on the applicable date. If such U.S. securities exchange is closed for trading on such date, or if the Common Stock does not trade on such date, then the last sale price used shall be the one on the date the Common Stock last traded on such U.S. securities exchange.

(b) If such shares are publicly traded but are not listed on a U.S. securities exchange, then Fair Market Value shall be determined by reference to the trading price of a share of Common Stock on such date (or, if the applicable market is closed on such date, the last date on which the Common Stock was publicly traded), by a method consistently applied by the Committee.

(c)   If such shares are not publicly traded, then the Committee’s determination will be based upon a good faith valuation of the Company’s Common Stock as of such date, which shall be based upon such factors as the Committee deems appropriate. The valuation shall be accomplished in a manner that complies with Code Section 409A and shall be consistently applied to Incentives under the Plan.

10.15. Definition of Grant Date. For purposes of this Plan, the “Grant Date” of an Incentive shall be the date on which the Committee approved the award or, if later, the date established by the Committee as the date of grant of the Incentive.

10.16. Compliance with Code Section 409A.

(a)   Except to the extent such acceleration or deferral is permitted by the requirements of Code Section 409A, neither the Committee nor a participant may accelerate or defer the time or schedule of any payment of, or the amount scheduled to be paid under, an Incentive that constitutes Deferred Compensation (as defined in paragraph(d) below); provided, however, that payment shall be permitted if it is in accordance with a “specified time” or “fixed schedule” or on account of “separation from service,” “disability,” death, “change in control” or “ unforeseeable emergency” (as those terms are defined under Code Section 409A) that is specified in the agreement evidencing the Incentive.

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(b) Notwithstanding anything in this Plan, unless the agreement evidencing the Incentive specifically provides otherwise, if a participant is treated as a Specified Employee (as defined in paragraph (d) and as determined under Code Section 409A by the Committee in good faith) as of the date of his or her “separation from service” as defined for purposes of Code Section 409A, the Company may not make payment to the participant of any Incentive that constitutes Deferred Compensation, earlier than 6 months following the participant’s separation from service (or if earlier, upon the Specified Employee’s death), except as permitted under Code Section 409A. Any payments that otherwise would be payable to the Specified Employee during the foregoing 6-month period will be accumulated and payment delayed until the first date after the 6-month period. The Committee may specify in the Incentive agreement, that the amount of the Deferred Compensation delayed under this paragraph shall accumulate interest, earnings or Dividend Equivalents (as applicable) during the period of such delay.

(c)   The Committee may, however, reform any provision in an Incentive that is intended to comply with (or be exempt from) Code Section 409A, to maintain to the maximum extent practicable the original intent of the applicable provision without violating the provisions of Code Section 409A.

(d) For purposes of this Section 10.17, “Deferred Compensation” means any Incentive under this Plan that provides for the “deferral of compensation” under a “nonqualified deferred compensation plan” (as those terms are defined under Code Section 409A) and that would be subject to the taxes specified in Code Section 409A(a)(1) if and to the extent that the Plan and the agreement evidencing the Incentive do not meet or are not operated in compliance with the requirements of paragraphs (a)(2), (a)(3) and (a)(4) of Code Section 409A . Deferred Compensation shall not include any amount that is otherwise exempt from the requirements of Code Section 409A. A “Specified Employee” means a Participant who is a “key employee” as described in Code Section 416 (i) (disregarding paragraph (5) thereof) at any time during the Company’s fiscal year ending on January 31, or such other “identification date” that applies consistently for all plans of the Company that provide “deferred compensation” that is subject to the requirements of Code Section 409A. Each participant will be identified as a Specified Employee in accordance with Code Section 409A, including with respect to the merger of the Company with any other company or any spin-off or similar transaction, and such identification shall apply for the 12-month period commencing on the first day of the fourth month following the identification date. Notwithstanding the foregoing, no participant shall be a Specified Employee unless the stock of the Company (or other member of a “controlled group of corporations” as determined under Code Section 1563) is publicly traded on an established securities market (or otherwise) as of the date of the participant’s “separation from service” as defined in Code Section 409A.

Approved by the Board of Directors on December 9, 2021.

Approved by the stockholders of the Company on December 11, 2021.

Amended and restated on [•], 2025.

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Amaze Holdings, Inc.

VOTE

ENDORSEMENT_LINE______________ SACKPACK_____________

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MR A SAMPLE
DESIGNATION (IF ANY)
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Your vote matters – here's how to vote!

You may vote online or by phone instead of mailing this card.

Online
Go to **www.envisionreports.com/AMZE** or scan the QR code — login details are located in the shaded bar below.

Phone
Call toll free 1-800-652-VOTE (8683) within the USA, US territories and Canada

Save paper, time and money! Sign up for electronic delivery at www.envisionreports.com/AMZE

Using a **black ink** pen, mark your votes with an **X** as shown in this example. Please do not write outside the designated areas. X

2025 Annual Meeting Proxy Card

1234 5678 9012 345

▼ IF VOTING BY MAIL, SIGN, DETACH AND RETURN THE BOTTOM PORTION IN THE ENCLOSED ENVELOPE.▼

A Proposals — The Board of Directors recommends you vote FOR Proposals 1, 2, 3, 4, 5, 6, 7, 8, 9, 10 and 11.

Nominee	For	Withhold
01 - Aaron Day	☐	☐
02 - Peter Deutschman	☐	☐
03 - Eric Doan	☐	☐
04 - Amrapali Gan	☐	☐
05 - Sandra Hawkins	☐	☐
06 - Michael Pruitt	☐	☐
07 - David Yacullo	☐	☐

(continued on the reverse side)

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The 2025 Annual Meeting of Stockholders of Amaze Holdings, Inc. will be held on June 12, 2025 at 1:00pm ET, virtually via the Internet at meetnow.global/MDLZW4V.

To access the virtual meeting, you must have the information that is printed in the shaded bar located on the reverse side of this form.

▼ IF VOTING BY MAIL, SIGN, DETACH AND RETURN THE BOTTOM PORTION IN THE ENCLOSED ENVELOPE. ▼

Proxy — AMAZE HOLDINGS, INC.

Notice of 2025 Annual Meeting of Stockholders

Proxy Solicited by Board of Directors for Annual Meeting — June 12, 2025

Michael Pruitt and Aaron Day, or any of them, each with the power of substitution, are hereby authorized to represent and vote the shares of the undersigned, with all the powers which the undersigned would possess if personally present, at the Annual Meeting of Stockholders of Amaze Holdings, Inc. to be held on June 12, 2025 or at any postponement or adjournment thereof.

Shares represented by this proxy will be voted by the stockholder. If no such directions are indicated, the Proxies will have authority to vote FOR the election of the Board of Directors and FOR items 2-11.

In their discretion, the Proxies are authorized to vote upon such other business as may properly come before the meeting.

(Items to be voted appear on reverse side and below)

Note: To transact such other business as may properly come before the annual meeting or any adjournments thereof.

B Authorized Signatures — This section must be completed for your vote to count. Please date and sign below.

Please sign exactly as name(s) appears hereon. Joint owners should each sign. When signing as attorney, executor, administrator, corporate officer, trustee, guardian, or custodian, please give full title.

Date (mm/dd/yyyy) — Please print date below.	Signature 1 — Please keep signature within the box.	Signature 2 — Please keep signature within the box.
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